                                                                    EXHIBIT 10.1




                     FACILITY A REVOLVING CREDIT AGREEMENT


                                     among


                                WORLDCOM, INC.,
                                    Borrower


                         NATIONSBANK OF TEXAS, N.A.,
                   Managing Agent and Administrative Agent


                          BANK OF AMERICA NT & SA,
                              BANK OF MONTREAL,
                            THE BANK OF NEW YORK,
                          THE BANK OF NOVA SCOTIA,
                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                             BARCLAYS BANK PLC,
                     CANADIAN IMPERIAL BANK OF COMMERCE,
                          THE CHASE MANHATTAN BANK,
                               CITIBANK, N.A.,
                      CREDIT LYONNAIS NEW YORK BRANCH,
                         FIRST UNION NATIONAL BANK,
                            FLEET NATIONAL BANK,
           THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY,
                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            ROYAL BANK OF CANADA, and
                       TORONTO DOMINION (TEXAS), INC.,
                                   Agents


                                      and


                           THE LENDERS NAMED HEREIN,
                               Facility A Lenders

                                 $3,750,000,000

                            DATED AS OF JULY 3, 1997

                              TABLE OF CONTENTS

                                                                                                                     PAGE
SECTION 1        DEFINITIONS AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2     Number and Gender of Words; Other References . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         1.3     Accounting Principles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 2        BORROWING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.1     Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.2     LC Subfacility under Facility A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.3     Swing Line Subfacility under Facility A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         2.4     Competitive Bid Subfacility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.5     Optional Renewal of Facility A Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         2.6     Termination of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         2.7     Borrowing Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 3        TERMS OF PAYMENT; NEGATIVE PLEDGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         3.1     Loan Accounts, Notes, and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         3.2     Interest and Principal Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         3.3     Interest Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         3.4     Quotation of Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         3.5     Default Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         3.6     Interest Recapture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         3.7     Interest Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         3.8     Maximum Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         3.9     Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         3.10    Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         3.11    Order of Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         3.12    Sharing of Payments, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.13    Offset . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.14    Booking Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.15    Basis Unavailable or Inadequate for Eurodollar Rate  . . . . . . . . . . . . . . . . . . . . . . . .  43
         3.16    Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         3.17    Change in Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         3.18    Consequential Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         3.19    Negative Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

SECTION 4        FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.1     Treatment of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.2     Fees of Administrative Agent and Arranger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.3     Standby LC Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.4     LC Issuance and Fronting Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.5     Competitive Bid Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.6     Facility A Commitment Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

SECTION 5        CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         5.1     Conditions Precedent to Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         5.2     Conditions Precedent to a Permitted Acquisition. . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         5.3     Conditions Precedent to Each Borrowing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
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         5.4     Conditions Precedent to Extensions of Facility A Termination Date. . . . . . . . . . . . . . . . . .  48

SECTION 6        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         6.1     Purpose of Credit Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         6.2     Existence, Good Standing, Authority, and Authorizations  . . . . . . . . . . . . . . . . . . . . . .  48
         6.3     Subsidiaries; Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         6.4     Authorization and Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         6.5     Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         6.6     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         6.7     Litigation, Claims, Investigations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         6.8     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         6.9     Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         6.10    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         6.11    Properties; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         6.12    Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         6.13    Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         6.14    Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.15    Material Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.16    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.17    Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.18    Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.19    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.20    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.21    Regulation U . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         6.22    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 7        COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.1     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.2     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.3     Items to be Furnished  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.4     Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.5     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.6     Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.7     Maintenance of Existence, Assets, and Business . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.8     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.9     Preservation and Protection of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.10    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.11    Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.12    Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.13    Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         7.14    Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         7.15    Compliance with Laws and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         7.16    Permitted Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         7.17    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.18    Fiscal Year and Accounting Methods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.19    Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.20    Loans, Advances, and Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.21    Permitted Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         7.22    Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         7.23    Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
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         7.24    Sale-Leaseback Financings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         7.25    Amendments to Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         7.26    Mergers and Dissolutions; Sale of Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         7.27    Designation of Unrestricted Companies; Redesignation of MFS and its Subsidiaries . . . . . . . . . .  63
         7.28    Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8        DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         8.1     Payment of Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         8.2     Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         8.3     Debtor Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.4     Judgments and Attachments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.5     Government Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.6     Misrepresentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.7     SEC Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.8     Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.9     Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.10    Default Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         8.11    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         8.12    LCs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         8.13    Validity and Enforceability of Loan Papers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         8.14    Payment of Note Agreement Debt or MFS Subordinated Debt. . . . . . . . . . . . . . . . . . . . . . .  67
         8.15    Default or Acceleration under any Note Agreement, the MFS Note Agreements, or the MFS Subordinated Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

         8.16    Redemption of  Note Agreement Debt.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 9        RIGHTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         9.1     Remedies Upon Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         9.2     Company Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         9.3     Performance by Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         9.4     Delegation of Duties and Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         9.5     Not in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         9.6     Course of Dealing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         9.7     Cumulative Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         9.8     Application of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         9.9     Certain Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         9.10    Limitation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         9.11    Expenditures by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         9.12    INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

SECTION 10       AGREEMENT AMONG LENDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         10.1    Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         10.2    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.3    Proportionate Absorption of Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.4    Delegation of Duties; Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.5    Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.6    Default; Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.7    Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.8    Relationship of Facility A Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.9    Foreign Facility A Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
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         10.10   Benefits of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.11   Agents and Co-Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SECTION 11       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         11.1    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.2    Nonbusiness Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.3    Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.4    Form and Number of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.5    Exceptions to Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.6    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.7    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         11.8    Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.9    Entirety . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.10   Jurisdiction; Venue; Service of Process; Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.11   Amendments, Consents, Conflicts, and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         11.12   Multiple Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         11.13   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         11.14   Successors and Assigns; Assignments and Participations . . . . . . . . . . . . . . . . . . . . . . .  80
         11.15   Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances  . . . . . . . . . . . .  83
         11.16   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83





                                      (iv)

                             SCHEDULES AND EXHIBITS

Schedule 2.1                      -        Lenders and Commitments
Schedule 2.2                      -        Existing Letters of Credit
Schedule 5.1                      -        Conditions Precedent to Closing
Schedule 6.2                      -        Subsidiaries
Schedule 6.3                      -        Warrants, Options, or Other Rights
Schedule 6.13                     -        Transactions with Affiliates
Schedule 7.12                     -        Existing Debt
Schedule 7.13                     -        Existing Liens
Schedule 7.20                     -        Other Investments

Exhibit A-1                       -        Form of Facility A Note
Exhibit A-2                       -        Form of Facility A Competitive Bid Note
Exhibit A-3                       -        Form of Swing Line Note
Exhibit B-1                       -        Form of Notice of Borrowing
Exhibit B-2                       -        Form of Notice of Conversion
Exhibit B-3                       -        Form of Notice of LC
Exhibit B-4                       -        Form of Competitive Bid Request
Exhibit B-5                       -        Form of Notice to Lenders of Competitive Bid Request
Exhibit B-6                       -        Form of Competitive Bid
Exhibit C                         -        Form of Administrative Questionnaire
Exhibit D-1                       -        Form of Compliance Certificate
Exhibit D-2                       -        Form of Permitted Acquisition Compliance Certificate
Exhibit E                         -        Form of Assignment and Acceptance Agreement
Exhibit F-1                       -        Form of Opinion of General Counsel of Borrower
Exhibit F-2                       -        Form of Opinion of Special Communications Counsel
Exhibit F-3                       -        Form of Opinion of Special New York Counsel





                                      (v)

                     FACILITY A REVOLVING CREDIT AGREEMENT

         THIS AGREEMENT is entered into as of July 3, 1997, among WORLDCOM, INC., a Georgia corporation ("BORROWER"), Facility A Lenders (hereinafter defined), the Agents (hereinafter defined), the Co-Agents (hereinafter defined), and NATIONSBANK OF TEXAS, N.A., as a Facility A Lender and as Administrative Agent (hereinafter defined) for itself and the other Facility A Lenders.

                                    RECITALS

         A. Borrower has requested that Facility A Lenders extend credit to Borrower in the form of the Facility A Agreement (hereinafter defined), providing for a revolving loan and standby letter of credit facility in the aggregate principal amount of $3,750,000,000, for the purpose of refinancing the indebtedness under the Amended and Restated Credit Agreement (as renewed, extended, or amended, the "EXISTING AGREEMENT") dated as of June 28, 1996, among Borrower, certain lenders, and NationsBank of Texas, N.A., as Administrative Agent under such agreement and for the other purposes set forth herein.

         B. Additionally, Borrower has requested that Facility A Lenders concurrently extend additional credit to Borrower in the form of the Facility B Agreement (hereinafter defined), providing for a 364-day revolving credit and term loan facility in the aggregate principal amount of $1,250,000,000.

         C. Upon and subject to the terms and conditions of this Facility A Agreement, Facility A Lenders are willing to extend such credit to Borrower.

         Accordingly, in consideration of the mutual covenants contained herein, Borrower, Administrative Agent, Agents, Co-Agents, and Facility A Lenders agree as follows:

SECTION 1        DEFINITIONS AND TERMS.

         1.1     Definitions.  As used herein:

         ACCOUNTS RECEIVABLE FINANCING means any transaction or series of transactions that may be entered into by any Consolidated Company pursuant to which such Consolidated Company may sell, convey, grant a security interest in, or otherwise transfer, undivided percentage interests in the Receivables Program Assets; provided that, for purposes of determinations made pursuant to SECTIONS 7.23(e) and 7.12(g), any Accounts Receivable Financing involving a sale of Receivables Program Assets to the Receivables Subsidiary by any Restricted Company and a subsequent substantially concurrent resale of such Receivables Program Assets, or an interest therein, to a third party shall be treated as a single Accounts Receivable Financing transaction.

         ACCOUNTS RECEIVABLE FINANCING AMOUNT means, with respect to any Accounts Receivable Financing and without duplication, the aggregate outstanding principal amount of the undivided percentage interests in the Receivables Program Assets, representing Rights to be paid a specified principal amount from such Receivables Program Assets.

         ACQUISITION means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by any Restricted Company of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Restricted Company of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under SECTION 7.20); or (c) a merger, consolidation, amalgamation, or other combination by any Restricted Company with another Person if a Restricted Company is the surviving entity; provided that, in any merger involving Borrower, Borrower or a Permitted Successor Corporation must be the surviving entity.

         ADJUSTED EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Rate Borrowing for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Rate Borrowing for such Interest Period.

         ADMINISTRATIVE AGENT means NationsBank of Texas, N.A., and its permitted successor or successors as administrative agent and managing agent for Facility A Lenders under this Facility A Agreement.

         ADMINISTRATIVE QUESTIONNAIRE means an Administrative Questionnaire substantially in the form of EXHIBIT C hereto, which each Facility A Lender shall complete and provide to Administrative Agent.

         AFFILIATE of any Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         AGENTS means Bank of America NT & S A (as successor by merger to Bank of America Illinois); Bank of Montreal; The Bank of New York; The Bank of Nova Scotia; Bank of Tokyo-Mitsubishi Trust Company; Barclays Bank PLC; Canadian Imperial Bank of Commerce; The Chase Manhattan Bank; Citibank, N.A.; Credit Lyonnais New York Branch; First Union National Bank; Fleet National Bank; The Industrial Bank of Japan, Limited, Atlanta Agency; Morgan Guaranty Trust Company of New York; Royal Bank of Canada; and Toronto Dominion (Texas), Inc.

         ANNUALIZED OPERATING CASH FLOW means, for any Person, an amount equal to the product of four (4) multiplied by the amount of the Operating Cash Flow for the relevant period for calculation (subject to adjustments as set forth in the definition of "Operating Cash Flow"). The relevant period for calculation of Annualized Operating Cash Flow of the Consolidated Companies on any date of determination shall be (a) for purposes of SECTION 7.28, the three-month period then ending for which financial results are available, and (b) for all other purposes under the Facility A Loan Papers, the then most recently ended fiscal quarter for which quarterly or annual Financial Statements calculated for the Consolidated Companies on a consolidated basis have been delivered by Borrower pursuant to SECTIONS 7.3(a) and 7.3(b).

         APPLICABLE MARGIN means the lowest percentage set forth in the table below for the Type of Borrowing or commitment fees (as the case may be) which corresponds to Borrower's conformity, on any date of determination, with either the (i) Leverage Ratio or (ii) the ratings (or implied ratings) established by both S&P and Moody's applicable to Borrower's senior, unsecured, non-credit-enhanced long term indebtedness for borrowed money ("INDEX DEBT"):

-------------------------------------------------------------------------------------------------------------
                                                                          Applicable Margin
                                                          ===================================================
           Ratings                Leverage Ratio          Base Rate       Eurodollar Rate        Facility A
                                                          Borrowings         Borrowings       Commitment Fees
=============================================================================================================
          Category 1
          -------- -

Equal to or higher than BBB+
by S&P;                         Less than 2.00:1.0          0.000%             0.300%              0.100%

Equal to or higher than Baa1
by Moody's
-------------------------------------------------------------------------------------------------------------
          Category 2
          -------- -
                               Greater than or equal
BBB by S&P;                        to 2.00:1.0,             0.000%             0.350%              0.125%
                              but less than 2.50:1.0

Baa2 by Moody's
-------------------------------------------------------------------------------------------------------------
          Category 3
          -------- -
                               Greater than or equal
BBB- by S&P;                       to 2.50:1.0,             0.000%             0.400%              0.150%
                              but less than 3.50:1.0

Baa3 by Moody's
-------------------------------------------------------------------------------------------------------------
          Category 4
          -------- -
                               Greater than or equal
BB+ by S&P;                        to 3.50:1.0,             0.000%             0.500%              0.175%
                               but less than 4.0:1.0

Ba1 by Moody's
-------------------------------------------------------------------------------------------------------------
          Category 5
          -------- -

Equal to BB or lower by S&P;   Greater than or equal        0.000%             0.750%              0.250%
                                    to 4.0:1.0
Equal to Ba2 or lower by
Moody's
-------------------------------------------------------------------------------------------------------------

For purposes of determining the Applicable Margin:

                 (a) With respect to the debt ratings criteria: (i) if neither Moody's nor S&P shall have in effect a rating for Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then both such rating agencies will be deemed to have established ratings for Index Debt in Category 5; (ii) if only one of Moody's or S&P shall have in effect a rating for Index Debt, Borrower and the Facility A Lenders will negotiate in good faith to agree upon another rating agency to be substituted by an agreement for the rating agency which shall not have a rating in effect, and in the absence of such agreement the Applicable Margin will be determined by reference to the available rating; (iii) if the ratings established by Moody's and S&P shall differ by one Category, the Applicable Margin shall be determined by reference to the numerically lower Category:
         (for example, if the rating from S&P is in Category 1 and the rating from Moody's is in Category 2, the Applicable Margin shall be determined by reference to Category 1); (iv) if the ratings established by Moody's and S&P shall differ by more than one

         Category, the Applicable Margin shall be determined by reference to the Category that is one numerical Category lower than the numerically higher of the two Categories corresponding to the ratings established by the two rating agencies: (for example, if the rating from S&P is in Category 2 and the rating from Moody's is in Category 5, the Applicable Margin shall be determined by reference to Category 4); and
         (iv) if any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of either Moody's or S&P shall change prior to the payment in full of the Obligation and the cancellation of all commitments to lend hereunder, Borrower and the Facility A Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system. If both Moody's and S&P shall cease to be in the business of rating corporate debt obligations, Borrower and the Facility A Lenders shall negotiate in good faith to agree upon a substitute rating agency and to amend the references to specific ratings in this definition to reflect the ratings used by such substitute rating agency.

                 (b) Until the second Business Day after the initial Financial Statements and Compliance Certificate for the fiscal quarter ending June 30, 1997, shall have been delivered hereunder, the Applicable Margin for Leverage Ratio purposes shall be deemed to be 0.0% for Base Rate Borrowings, and 0.40% for Eurodollar Rate Borrowings. With respect to any adjustments in the Applicable Margin as a result of changes in the Leverage Ratio, such adjustment shall be effective commencing on the second Business Day after the delivery of Financial Statements (and related Compliance Certificate) pursuant to SECTIONS 7.3(a) and 7.3(b) or the most recent Notice of Borrowing or Permitted Acquisition Compliance Certificate for a Permitted Acquisition, as the case may be.

                 (c) During any time that the Applicable Margin is determined with respect to the Leverage Ratio, if Borrower fails to timely furnish to Facility A Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 7.3(a) and 7.3(b), and such failure shall not be remedied within five days after written notice thereof from the Administrative Agent or any Facility A Lender, then the Applicable Margin shall be the lesser of (i) the then-effective Applicable Margin with respect to the debt rating criteria, if any, or (ii) the maximum Applicable Margin specified in the table above for Category 5.

         ARRANGER means NationsBanc Capital Markets, Inc., and its successors and assigns.

         ASSUMED TAXES means, with respect to any Equity Issuance, an amount equal to such incremental annual increase in franchise Taxes as Borrower estimates in good faith shall be payable as a result of such Equity Issuance.

         AUTHORIZATIONS means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority (including, without limitation, the FCC and applicable PUCs), including without limitation, any of the foregoing authorizing or permitting the acquisition, construction, or operation of network facilities or any other telecommunications system.

         BASE RATE means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

         BASE RATE BORROWING means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings.

         BORROWER is defined in the preamble to this Facility A Agreement.

         BORROWING means any amount disbursed (a) by one or more Facility A Lenders to Borrower under the Facility A Loan Papers (under the LC Subfacility, the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise), whether such amount constitutes an original disbursement of funds, the continuation of an amount outstanding, or payment of a draft under an LC, or
(b) by any Facility A Lender in accordance with, and to satisfy the obligations of any Restricted Company under, any Facility A Loan Paper.

         BORROWING DATE is defined in SECTION 2.7(a).

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Dallas, Texas, or New York, New York, (b) in addition to the foregoing, in respect of any Eurodollar Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London, and (c) in addition to the foregoing, for purposes of any fundings in, or conversions to or from, Foreign Currency, a day when commercial banks are open for international business in the principal financial center in the country which issues such Foreign Currency, as determined by Administrative Agent.

         CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         CLOSING DATE means the date upon which this Facility A Agreement has been executed by Borrower, Facility A Lenders, each Agent, each Co-Agent, and Administrative Agent and all conditions precedent specified in SECTION 5.1 have been satisfied or waived.

         CO-AGENTS means Banque Nationale de Paris, Banque Paribas, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Union Bank of Switzerland, and Wachovia Bank of Georgia, N.A.

         CODE means the Internal Revenue Code of 1986, as amended, together with rules and regulations promulgated thereunder.

         COMMITMENT PERCENTAGE means the proportion which any Facility A Lender's Committed Sum bears to the Facility A Commitment then in effect.

         COMMITTED SUM means, as the case may be, (i) with respect to Facility A, the amount stated beside each Facility A Lender's name on the most-recently amended SCHEDULE 2.1 to the Facility A Agreement (which amount is subject to increase, reduction, or cancellation in accordance with this Facility A Agreement), and (ii) with respect to Facility B, the amount stated beside each Facility B Lender's name on the most-recently amended SCHEDULE 2.1 to the Facility B Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Facility B Agreement); provided that, for all purposes under the Loan Papers other than SECTIONS 3.1 and 11.14(c), such amount in respect of Facility B, shall be deemed to be $0 on any date of determination if the conditions set forth in SECTION 5.4 of the Facility B Agreement have not been satisfied.

         COMPETITIVE BID means an offer by a Facility A Lender to fund a Borrowing under the Competitive Bid Subfacility pursuant to SECTION 2.4.

         COMPETITIVE BID AVAILABILITY means, on any date of determination thereof, 100% of the then-effective Facility A Commitment.

         COMPETITIVE BID RATE means, as to any Competitive Bid made by a Facility A Lender pursuant to SECTION 2.4, (a) in the case of a Eurodollar Rate Borrowing, the margin which shall be added to or subtracted from the Adjusted Eurodollar Rate, and (b) in the case of a Fixed Rate Borrowing, the fixed rate of interest, in each case, offered by the Facility A Lender making such Competitive Bid.

         COMPETITIVE BID REQUEST means a request for Competitive Bids made pursuant to SECTION 2.4(b) substantially in the form of EXHIBIT B-4.

         COMPETITIVE BID SUBFACILITY means a subfacility of Facility A as described in and subject to the limitations of SECTION 2.4.

         COMPETITIVE BORROWING means any Borrowing under the Competitive Bid Subfacility.

         COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer, substantially in the form of EXHIBIT D-1.

         CONSEQUENTIAL LOSS means any loss or expense which any Facility A Lender may reasonably incur in respect of a Eurodollar Rate Borrowing or a Fixed Rate Borrowing as a consequence of (a) any failure or refusal of Borrower (for any reasons whatsoever other than a default by Administrative Agent or a Facility A Lender) to accept or utilize such Borrowing after Borrower shall have requested it under this Facility A Agreement, or (b) any prepayment or payment of such Borrowing or conversion of such Borrowing to a Borrowing of another Type, in each case, prior to the last day of the Interest Period therefor.

         CONSOLIDATED COMPANIES means, at any date of determination thereof, Borrower and each of its Subsidiaries (including the Unrestricted
Subsidiaries).

         CONSOLIDATED NET INCOME means, for any period, the amount that should, in accordance with GAAP, be reflected on the Consolidated Companies' consolidated income statement as net income for that period.

         CONSOLIDATED NET WORTH means, for any period, the consolidated stockholders' equity of the Consolidated Companies as determined in accordance with GAAP.

         CURRENT FINANCIALS means, at the time of any determination thereof, the more recently delivered to Facility A Lenders of either (a) the Financial Statements of Borrower for the fiscal year ended December 31, 1996, and the three-month period ended March 31, 1997, separately calculated on a consolidated basis for (i) the Consolidated Companies and (ii) MFS and its Subsidiaries; or (b) the Financial Statements required to be delivered under SECTIONS 7.3(a) or 7.3(b), as the case may be, separately calculated on a consolidated basis for (i) the Consolidated Companies, and (ii) at such times as SECTIONS 7.3(a) and 7.3(b) require, MFS and its Subsidiaries and the other Unrestricted Subsidiaries.

         DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in CLAUSES (a)(i) through (a)(iii) preceding of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise; (c) all obligations of the type referred to in CLAUSES
(a)(i) through CLAUSE (a)(iii) and CLAUSE (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; (d) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; and (e) obligations arising under any Accounts Receivable Financing which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities.

         DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments or similar Laws from time to time in effect affecting the Rights of creditors generally.

         DEFAULT is defined in SECTION 8.

         DEFAULT RATE means a per annum rate of interest equal from day to day to the lesser of (a) the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings plus 2% and (b) the Maximum Rate.

         DETERMINING LENDERS means:

                 (a) For purposes of waiving or amending any conditions precedent under SECTION 5.3 of this Facility A Agreement, those Facility A Lenders who collectively hold, on any date of determination, at least 51% of the Facility A Commitment;

                 (b) For purposes of waiving or amending any conditions precedent relative to the Term Loan conversion pursuant to SECTION 2.4 of the Facility B Agreement or the extension of the Term Loan Maturity Date pursuant to SECTION 2.5 of the Facility B Agreement, or waiving or amending any conditions precedent under SECTION 5.3 of the Facility B Agreement with respect to Borrowings under Facility B, those Facility B Lenders who collectively hold, on any date of determination, at least 51% of the Facility B Commitment (or the Facility B Principal Debt, if Facility B has been converted to a Term
         Loan); or

                 (c) For all other purposes under the Loan Papers, (i) on any date of determination occurring prior to the date upon which the Total Commitment has been terminated, those Lenders who collectively hold at least 51% of the sum of (A) the Facility A Commitment and (B) the Facility B Commitment (or the Facility B Principal Debt, if Facility B has been converted to a

         Term Loan); and (ii) on any date of determination occurring on or after the date upon which the Total Commitment has been terminated, those Lenders who collectively hold at least 51% of the Principal Debt and the LC Exposure.

         DISTRIBUTION for any Person means, with respect to any shares of any capital stock or other equity securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities, (b) the declaration or payment of any dividend on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities.

         DOLLAR EQUIVALENT, at any time, means, (a) any amount denominated in Dollars and (b) for any amount denominated in a Foreign Currency, an amount of Dollars into which Administrative Agent determines that it could convert the relevant amount of that Foreign Currency by using the applicable-quoted-spot rate reported on the appropriate page of the Reuters Screen at 11:00 a.m. (London time) three Business Days before the day on which the calculation is made.

         DOLLARS and the symbol $ shall mean lawful money of the United States of America.

         ELIGIBLE ASSIGNEE means (a) a Facility A Lender; (b) an Affiliate of a Facility A Lender (so long as such assignment is not made in conjunction with the sale of such Affiliate); and (c) any other Person approved by Administrative Agent (which approval will not be unreasonably withheld or delayed by Administrative Agent) and, unless a Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION 11.14, Borrower, such approval not to be unreasonably withheld or delayed by Borrower and such approval to be deemed given by Borrower if no objection is received by the assigning Facility A Lender and the Administrative Agent from Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Facility A Lender to Borrower; provided, however, that neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

         ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section
2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.) and the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.) and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law, or (d) the Release or threatened Release of Hazardous Substances.

         EQUITY ISSUANCE means the issuance by any Restricted Company of any shares of any class of stock, warrants, or other equity interests, other than
(a) stock issued by Borrower as payment of all or any portion of the purchase price for a Permitted Acquisition, (b) present and future shares of stock, options, or warrants issued to employees, directors or consultants of the Restricted Companies, or stock issued upon their exercise, and (c) stock issued upon the exercise of the existing options and warrants described on SCHEDULE 6.3.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA AFFILIATE means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or which is under common control with Borrower within the meaning of Section 414(b) or (c) of the Code.

         EURODOLLAR RATE means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         EURODOLLAR RATE BORROWING means, as the case may be, either (a) a Borrowing (other than a Competitive Borrowing) bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings, or (b) a Competitive Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus or minus the margin indicated for such Competitive Borrowing in the related Competitive Bid.

         EXHIBIT means an exhibit to this Facility A Agreement unless otherwise specified.

         EXISTING AGREEMENT is defined in the Recitals to this Facility A Agreement.

         EXISTING DEBT means the Debt described on SCHEDULE 7.12.

         EXISTING LETTERS OF CREDIT means letters of credit issued by Administrative Agent under the Existing Agreement, which are listed on SCHEDULE 2.2, and which letters of credit remain issued and outstanding on the Closing Date.

         EXISTING LIENS means those Liens described on SCHEDULE 7.13.

         FACILITIES means, collectively, Facility A and Facility B; FACILITY means either Facility A or Facility B.

         FACILITY A means the credit facility described in and subject to the limitations of the Facility A Agreement.

         FACILITY A AGREEMENT means this Facility A Revolving Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

         FACILITY A COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $3,750,000,000.

         FACILITY A COMMITMENT USAGE means, at the time of any determination thereof, the sum of (a) the aggregate Facility A Principal Debt (whether under the Competitive Bid Subfacility, the Swing Line Subfacility, or otherwise), plus (b) the LC Exposure.

         FACILITY A COMPETITIVE BID NOTE means a promissory note in substantially the form of EXHIBIT A-2, and all renewals and extensions of all or any part thereof.

         FACILITY A LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the assignments made in accordance with
SECTION 11.14(c) of this Facility A Agreement), and subject to the terms and conditions of this Facility A Agreement, their respective successors and assigns, but not any Participant who is not otherwise a party to this Facility A Agreement.

         FACILITY A LOAN PAPERS means those Loan Papers evidencing the Obligation arising under, in connection with, or pursuant to, Facility A, and all renewals, extensions, or restatements of or amendments or supplements to, any such Facility A Loan Papers.

         FACILITY A NOTE means a promissory note in substantially the form of EXHIBIT A-1, and all renewals and extensions of all or any part thereof.

         FACILITY A PRINCIPAL DEBT means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under Facility A.

         FACILITY A TERMINATION DATE means the earliest of (a) June 30, 2002 (or such later date to which the Facility A Commitment is extended in accordance with SECTION 2.5(a)), (b) June 30, 2001, in the event the Restricted Companies fail to satisfy the conditions of SECTION 5.4 on or before December 30, 1997, and (c) the effective date of any other termination or cancellation of Facility A Lenders' commitments to lend under, and in accordance with, this Facility A Agreement.

         FACILITY B means the revolving credit and term loan facility described in and subject to the limitations of the Facility B Agreement.

         FACILITY B ADMINISTRATIVE AGENT means the "Administrative Agent" under Facility B and its permitted successors and assigns under the Facility B Agreement.

         FACILITY B AGREEMENT means the Facility B Revolving Credit and Term Loan Agreement dated the date hereof among Borrower, Administrative Agent, the Agents, the Co-Agents, and the Facility B Lenders (as the same may be amended, modified, supplemented, or restated).

         FACILITY B COMMITMENT means an amount (subject to availability, reduction, or cancellation as provided in the Facility B Agreement) equal to $1,250,000,000.

         FACILITY B LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 to the Facility B Agreement (as the same may be amended from time to time) and their respective successors and assigns, but not any participant who is not otherwise a party to the Facility B Agreement.

         FACILITY B LOAN PAPERS means those Loan Papers evidencing the Obligation arising under, in connection with, or pursuant to, Facility B, and all renewals, extensions, or restatements of or amendment or supplements to, any such Facility B Loan Papers.

         FACILITY B TERMINATION DATE means the earliest of (a) July 2, 1998 (or such later date to which the Facility B Commitment is extended in accordance with SECTION 2.3), (b) December 31, 1997, in the event the Restricted Companies fail to satisfy the conditions of SECTION 5.4 of the Facility B Agreement on or before December 30, 1997; and (c) the effective date of any other termination or cancellation of Facility B Lenders' commitments to lend under, and in accordance with, the Facility B Agreement.

         FACILITY B PRINCIPAL DEBT means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under Facility B.

         FCC means the Federal Communications Commission and any successor regulatory body.

         FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by Administrative Agent to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent (which determination shall be conclusive and binding, absent manifest error).

         FINANCIAL HEDGE means either (a) a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates, or (b) a foreign exchange, currency hedging, commodity hedging, or other contract which is intended to reduce or eliminate the market risk of holding currency or a commodity in either the cash or futures markets, which Financial Hedge under either CLAUSE (a) or CLAUSE (b) is entered into by any Restricted Company with any Lender or an Affiliate of any Lender or any other Person under the Laws of a jurisdiction in which such contracts are legal and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity).

         FINANCIAL STATEMENTS means balance sheets, statements of operations, statements of shareholders' investments, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and which balance sheets and statements of shareholders' investments shall be in comparative form to the prior fiscal year-end figures.

         FIXED RATE BORROWING means any Competitive Borrowing made from a Facility A Lender pursuant to SECTION 2.4 based upon an actual percentage rate per annum offered by such Facility A Lender, expressed as a decimal (to no more than four decimal places) and accepted by Borrower.

         FOREIGN CURRENCY means any freely-convertible currency acceptable to Administrative Agent, so long as (a) such currency is dealt with in the London interbank deposit market, (b) such currency is freely transferable and convertible into Dollars in the London foreign exchange market, and (c) no central bank or other governmental authorization in the country of issue of such currency is required to permit use of such currency by Administrative Agent for issuing LCs or honoring drafts presented under LCs in such currency.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which (a) with respect to the covenants contained in SECTION 7.28 and the defined terms "ANNUALIZED OPERATING CASH FLOW," "INTEREST EXPENSE," "LEVERAGE RATIO," and "OPERATING CASH FLOW," (and, to the extent used in or relating to such covenants or such defined terms, any other defined terms), are in effect on the date hereof, and (b) for all other purposes hereunder, are applicable from time to time.

         GOVERNMENTAL AUTHORITY means any (a) local, state, municipal, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         HAZARDOUS SUBSTANCE means (a) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law, including without limitation, any hazardous substance within the meaning of
Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons,
(c) regulated asbestos and asbestos-containing materials in any form, (d) polychlorinated biphenyls, or (e) urea formaldehyde foam.

         INTEREST EXPENSE means, for any period of calculation thereof, for any Person, all interest (including commitment fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period (including, without limitation, imputed interest on Capital Lease obligations) and all cash premiums or penalties for repayment, redemption, or repurchase of Debt.

         INTEREST PERIOD is determined in accordance with SECTION 3.9.

         LAWS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LC means any Existing Letter of Credit and any standby letter of credit issued by Administrative Agent under this Facility A Agreement pursuant to an LC Agreement.

         LC AGREEMENT means a standby letter of credit application and agreement (in form and substance satisfactory to Administrative Agent) submitted by Borrower to Administrative Agent for an LC for its own account (and for its benefit or the benefit of any other Restricted Company); provided that this Facility A Agreement shall control any conflict between this Facility A Agreement and any such LC Agreement.

         LC EXPOSURE means, at any time and without duplication, the sum of the Dollar Equivalent of (a) the aggregate undrawn portion of all uncancelled and unexpired LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower in respect of drawings of drafts under any LC.

         LC SUBFACILITY means a subfacility of Facility A for the issuance of LCs (the LC Exposure in connection with which may never exceed $75,000,000), as described in and subject to the limitations of SECTION 2.2.

         LENDERS means, collectively, the Facility A Lenders and the Facility B Lenders.

         LEVERAGE RATIO means, on any date of determination thereof, the ratio of (a) Total Debt outstanding, minus (i) the amount of any immediately-available cash or Cash Equivalents owned by the Restricted Companies, and (ii) the market value (determined as of any date of determination) of any immediately-available Marketable Securities owned by the Restricted Companies, to (b) Annualized Operating Cash Flow, all calculated for the Consolidated Companies on a consolidated basis. The Leverage Ratio shall be (x) determined, for purposes of SECTION 7.28, as of any such date of determination, and (y) determined for all other purposes under the Facility A Loan Papers, from the then most current of (A) the quarterly or annual Financial Statements calculated for the Consolidated Companies on a consolidated basis and related Compliance Certificate delivered by Borrower pursuant to SECTIONS 7.3(a) and 7.3(b), (B) the most recent Notice of Borrowing for a Permitted Acquisition or any Permitted Acquisition Compliance Certificate, calculating any adjustments to the Leverage Ratio necessitated as a result of the Permitted Acquisition, or (C) the date of the pro- forma Compliance Certificate delivered pursuant to SECTION 7.27 with respect to the designation of MFS and its Subsidiaries as "Restricted Subsidiaries." As used in this definition:

                 (i) the term "immediately-available" shall mean that any such cash, Cash Equivalents, or Marketable Securities are capable of being liquidated (without premium, penalty, or restriction, other than premiums, penalties, or restrictions not exceeding in the aggregate for any marketable security 3% of the market value of such security on the date of determination) within thirty days of any date of determination, are not subject to any Liens or claims of third persons, and are unconditionally available for payment of the Principal Debt upon liquidation;

                 (ii) the term "Cash Equivalent" shall mean any investments of the Restricted Companies which are permitted by
                          SECTION 7.20(a) - (f), and which mature within 30 days of any date of determination, and which are unconditionally available for repayment of the Principal Debt, upon liquidation; and

                 (iii) the term "Marketable Securities" shall mean any debt or equity investments in any Person other than a Consolidated Company (or an Affiliate of any Consolidated Company), which is traded on a national securities exchange, which is owned of record legally and beneficially by a Restricted Company, which is free and clear of any Liens, which is not subject to any restriction on transfer or sale (other than restrictions imposed by securities Laws and general corporate Laws), and which is unconditionally available for repayment of the Principal Debt upon liquidation.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         LITIGATION means any action by or before any Governmental Authority.

         LOAN PAPERS means (a) this Facility A Agreement, certificates delivered pursuant to this Facility A Agreement, and Exhibits and Schedules hereto, (b) the Facility B Agreement, certificates delivered pursuant to the Facility B Agreement, and Exhibits and Schedules thereto, (c) all agreements, documents, or instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered pursuant to this Facility A Agreement or the Facility B Agreement, or otherwise delivered in connection with all or any part of the Obligation, (d) all LCs and LC Agreements, (e) any Financial Hedge between any Restricted Company and any Lender or any Affiliate of any Lender, and (f) all renewals, extensions, or restatements of, or amendments or supplements to, any of the foregoing.


         MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of any Restricted Company to perform any of its payment or other material obligations under the Loan Papers or the ability of Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan Papers, (b) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Restricted Companies, in each case considered as a whole, (c) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Consolidated Companies, in each case considered as a whole, or (d) Default or Potential Default. The phrase "could be a Material Adverse Event" (and any similar phrase herein) means that there is a material probability of such Material Adverse Event occurring, and the phrase "could not be a Material Adverse Event" (and any similar phrase herein) means that there is not a material probability of such Material Adverse Event occurring.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MFS means MFS Communications Company, Inc., and its successors and assigns.

         MFS ACQUISITION means the Acquisition consummated pursuant to the MFS Merger Agreement.

         MFS MERGER AGREEMENT means the Amended and Restated Agreement and Plan of Merger dated as of August 25, 1996, by and among Borrower, HIJ Corp. (a wholly-owned Subsidiary of Borrower), and MFS Communications Company, Inc., pursuant to which HIJ Corp. merges with and into MFS Communications Company, Inc.

         MFS NOTE AGREEMENTS means collectively or individually (i) the Indenture dated as of January 15, 1994, between MFS and IBJ Schroder Bank & Trust Company, as Trustee, pursuant to which the 9-3/8% Senior Discount Notes of MFS were issued, as supplemented by the First Supplemental Indenture dated as of March 31, 1995 (as the same may be further supplemented, amended, and modified subject to the provisions of SECTION 7.25 on and after the date upon which MFS and its Subsidiaries are redesignated as Restricted Subsidiaries) and
(ii) the Indenture dated as of January 15, 1996, between MFS and IBJ Schroder Bank & Trust Company, as Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 1996, pursuant to which the 8-7/8% Senior Discount Notes of MFS were issued (as the same may be further supplemented, amended, and modified subject to the provisions of SECTION 7.25 on and after the date upon which MFS and its Subsidiaries are redesignated as Restricted Subsidiaries).

         MFS SUBORDINATED DEBT means any Debt owed by any Restricted Company to an Unrestricted Subsidiary as permitted by SECTION 7.12(h) and any renewal or extensions thereof.

         MOODY'S means Moody's Investors Service, Inc. or any successor thereto.

         MONEY MARKET BORROWING means a Borrowing bearing interest at the Money Market Rate.

         MONEY MARKET RATE means, as to any Swing Line Borrowing made from Administrative Agent pursuant to SECTION 2.3, a rate per annum equal to the sum of (a) the Applicable Margin for Eurodollar Rate Borrowings in effect on any date of determination, and (b) the rate per annum equal to NationsBank's cost of funds.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Restricted Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NATIONSBANK means NationsBank of Texas, N.A., in its individual capacity as a Facility A Lender, and its successors and assigns.

         NET CASH PROCEEDS means, with respect to any Equity Issuance, cash (freely convertible into Dollars) (including any cash received by way of deferred payment pursuant to a promissory note, or otherwise, but only as and when received) received, on or after the date of such Equity Issuance, by any Restricted Company from such Equity Issuance, net of usual and customary transaction costs and expenses and Assumed Taxes.

         NOTE AGREEMENTS means, collectively, any indentures or other agreements pursuant to which notes, debentures, bonds, or debt securities are issued in accordance with the limitations set forth in SECTION 7.12(f).

         NOTES means, at the time of any determination thereof, all outstanding and unpaid Facility A Notes, Facility A Competitive Bid Notes, and the Swing Line Note.

         NOTICE OF BORROWING is defined in SECTION 2.7(a).

         NOTICE OF CONVERSION is defined in SECTION 3.10.

         NOTICE OF LC is defined in SECTION 2.2(a).

         OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Administrative Agent, any Agent, any Co-Agent, or any Lender by any Restricted Company arising from, by virtue of, or pursuant to any Loan Paper, together with all interest accruing thereon, fees, costs, and expenses (including, without limitation, all attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Papers.

         OPERATING CASH FLOW means, for any Person and any period of calculation thereof, the sum (without duplication and without giving effect to any extraordinary losses or gains during such period) of (a) pre-tax income or deficit during such period, plus (b) to the extent already deducted in computing such pre-tax income, (i) Interest Expense during such period, (ii) depreciation, amortization, and other non-cash expense items during such period, and (iii) any non-recurring cash and non-cash merger and restructuring charges related solely to Acquisitions occurring on or after the Closing Date (so long as the aggregate amount of all adjustments made pursuant to this CLAUSE (iii) for the entire period on or after the Closing Date shall not exceed $100,000,000) less (c) any income (or plus any loss) attributable to any Person accounted for on the "equity" method of accounting (other than dividends or distributions actually received by any Restricted Company from such Person); provided that, in calculating Operating Cash Flow for the Consolidated Companies, no more than 7.5% of such Operating Cash Flow may be comprised of

Operating Cash Flow of Unrestricted Subsidiaries. Only for the purpose of the calculation of the Leverage Ratio with respect to the Consolidated Companies, Operating Cash Flow of the Consolidated Companies shall be calculated after giving effect to Acquisitions and divestitures of Restricted Companies permitted by the Loan Papers during such period as if such transactions had occurred on the first day of such period, regardless whether the effect is positive or negative. In the case of any Permitted Acquisition during any period of calculation, Operating Cash Flow of the Consolidated Companies shall, for the purposes of the foregoing calculations, be adjusted to give effect to such Permitted Acquisition, as if such Permitted Acquisition occurred on the first day of such period, by increasing, if positive, or decreasing, if negative, the Operating Cash Flow of the Consolidated Companies by the Operating Cash Flow of such newly-acquired business during such period of calculation occurring prior to the date of such Permitted Acquisition. In the case of any Restricted Company being sold, transferred, or otherwise disposed of by any Restricted Company as permitted under the Loan Papers (a "PERMITTED DISPOSITION") during any period of calculation, Operating Cash Flow shall, for the purposes of the foregoing calculations be adjusted to give effect to such Permitted Disposition, as if such Permitted Disposition occurred on the first day of such period, by decreasing, if positive, or increasing, if negative, the Operating Cash Flow of the Consolidated Companies by the Operating Cash Flow of such newly-sold Restricted Companies during such period prior to the date of the Permitted Disposition. Only for the purpose of the calculation of the Leverage Ratio with respect to the Consolidated Companies, Operating Cash Flow of the Consolidated Companies shall be adjusted to give effect to the redesignation of MFS and its Subsidiaries as Restricted Companies on the first day of the calculation period in which such Unrestricted Subsidiaries are redesignated as Restricted Companies.

         PARTICIPANT is defined in SECTION 11.14(e).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         PERMITTED ACQUISITION means:

                 (a) Any Acquisition by a Restricted Company with a Purchase Price of less than $250,000,000, so long as: (i) all representations and warranties under the Loan Papers are true and correct immediately prior to and after giving effect to the Acquisition; and (ii) no Default or Potential Default exists at the time of the Acquisition and after giving effect to the Acquisition; provided that, if the Purchase Price for any Acquisition exceeds $50,000,000 (or, shall exceed $50,000,000 when aggregated with all other Acquisitions under this ITEM (a) consummated during any fiscal quarter of the Restricted Companies), Borrower shall certify in writing (delivered to Administrative Agent) compliance with the requirements of this ITEM (a) on the closing date of such Acquisition, and, to the extent applicable, shall comply with the requirements of
         SECTION 5.2(b);

                 (b) Any Acquisition by a Restricted Company with a Purchase Price of $250,000,000 or more, with respect to which each of the following requirements shall have been satisfied:

                          (i) as of the closing of any Acquisition, the Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired;

                          (ii) not later than the closing date of the Acquisition, Borrower shall have delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement (and, upon the request of Administrative Agent, all of the schedules and exhibits thereto);

                          (iii) as of the closing of any Acquisition, after giving effect to such Acquisition, the acquiring party must be Solvent and the Restricted Companies, on a consolidated basis, must be Solvent;

                          (iv) prior to consummation of any Acquisition, Borrower shall have satisfied the conditions precedent to a Permitted Acquisition as set forth in SECTION 5.2;

                          (v) as of the closing of any Acquisition, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition; and

                          (vi) as of the closing of any Acquisition, if such Acquisition is structured as a merger, Borrower or a Permitted Successor Corporation (or if such merger is with any Restricted Company other than Borrower, then a Restricted Company) must be the surviving entity after giving effect to such merger; and

                 (c) any other Acquisition for which the prior written consent of Determining Lenders has been obtained; provided that at the request of Administrative Agent, Borrower shall have delivered to Administrative Agent the following: (i) five year income and balance sheet projections in respect of the Restricted Companies and the entity to be acquired, after giving effect to such Acquisition; and
         (ii) such other information in respect of such Acquisition as Administrative Agent or Determining Lenders shall have reasonably requested. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such agreements, documents, instruments, and other information so requested by Administrative Agent or Determining Lenders.

         PERMITTED ACQUISITION COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer of Borrower, substantially in the form of EXHIBIT D-2.

         PERMITTED DEBT means Debt permitted under SECTION 7.12 as described in such Section.

         PERMITTED LIENS means Liens permitted under SECTION 7.13 as described in such Section.

         PERMITTED SUCCESSOR CORPORATION means any corporation into which Borrower is merged or consolidated, so long as:

                 (a) immediately after giving effect to such merger or consolidation, the surviving corporation shall have then-effective ratings (or implied ratings) published by Moody's and S&P applicable to such surviving corporation's senior, unsecured, non-credit-enhanced, long term Debt, which ratings shall be equal to or higher than the debt ratings of Borrower immediately prior to giving effect to such merger or consolidation;

                 (b) such surviving corporation shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and shall expressly assume all of Borrower's obligations for the due and punctual payment of the Obligation and the performance or observance of the Loan Papers;

                 (c) immediately after giving effect to such merger or consolidation, no Default or Potential Default shall have occurred and be continuing;

                 (d) Borrower shall have delivered to Administrative Agent a certificate signed by a Responsible Officer of Borrower and a written opinion of counsel satisfactory to the Administrative Agent (and its counsel), each stating that such merger or consolidation complies with the requirements for a Permitted Successor Corporation and that all conditions precedent herein provided for relating to such merger or consolidation have been satisfied;

                 (e) No "Change of Control" (as defined in SECTION 8.8) has occurred as a result of such merger or consolidation; and

                 (f) on and prior to the closing of any such merger or consolidation, such merger and consolidation shall have been approved and recommended by the board of directors of Borrower.

         PERSON means any individual, entity, or Governmental Authority.

         POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default.

         PRIME RATE means the per annum rate of interest established from time to time by NationsBank of Texas, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank of Texas, N.A. to its customers.

         PRINCIPAL DEBT means, at the time of any determination thereof, the sum of the Facility A Principal Debt and the Facility B Principal Debt.

         PRO RATA or PRO RATA PART means:

                          (a) for each Facility A Lender with respect to any commitment to fund (or to purchase participations pursuant to SECTIONS 2.2 and 2.3, as the case may be), any reductions of commitments, conversions or continuations of Borrowings under Facility A, or any payment or prepayment under Facility A, or any expense reimbursements pursuant to SECTION 10.2 -- the Commitment Percentage stated opposite such Facility A Lender's name as set forth on SCHEDULE 2.1 to the Facility A Agreement or the most recently-amended SCHEDULE 2.1, if any (or, if the Facility A Commitments shall have expired or been terminated, then the proportion that the Facility A Principal Debt owed to such Facility A Lender under Facility A or any subfacility thereunder (except the Competitive Bid Subfacility), as applicable, bears to the Facility A Principal Debt owed to all Facility A Lenders under Facility A or any such subfacility thereunder (except the Competitive Bid Subfacility), as applicable;

                          (b) for each Facility B Lender with respect to any commitment to fund, any reductions of commitments, conversions or continuations of borrowings under Facility B, or any payment or prepayment under Facility B, or any expense reimbursements pursuant to SECTION 10.2 of the Facility B Agreement -- the "Commitment Percentage" stated opposite such Facility B Lender's name as set forth on SCHEDULE 2.1 to the Facility B Agreement or the most recently-amended SCHEDULE 2.1 to the Facility B Agreement, if any (or, if the Facility B Commitments shall have expired or been terminated, then the proportion that the Facility B Principal Debt owed to such Facility B Lender under Facility B or any subfacility thereunder (except the Competitive Bid Subfacility), as applicable, bears to the Facility B Principal Debt owed to all Facility B Lenders under Facility B or any such subfacility thereunder (except the Competitive Bid Subfacility), as applicable;

                          (c) for each Facility A Lender with respect to any principal or interest payments on any Competitive Borrowing -- the proportion that the outstanding principal amount or accrued and unpaid interest (as the case may be) owed to any Facility A Lender participating in such Competitive Borrowing bears to the total principal amount outstanding or accrued and unpaid interest (as the case may be) owed to all Facility A Lenders participating in such Competitive Borrowing;

                          (d) for each Facility B Lender with respect to any principal or interest payments on any competitive borrowing under Facility B -- the proportion that the outstanding principal amount or accrued and unpaid interest (as the case may be) owed to any Facility B Lender participating in such competitive borrowing bears to the total principal amount outstanding or accrued and unpaid interest (as the case may be) owed to all Facility B Lenders participating in such competitive borrowing; and

                          (e) for all other purposes with respect to any Lender -- (i) at any time prior to the Term Conversion Date, the proportion that the sum of such Lender's Committed Sums under Facility A and Facility B bears to the Total Commitment,
                 (ii) at any time on or after the Term Conversion Date and so long thereafter as the Facility A Commitment has not terminated, the proportion that the sum of such Lender's Committed Sum under Facility A plus the Facility B Principal Debt owed to such Lender bears to the sum of the Facility A Commitment plus the Facility B Principal Debt, or (iii) at any time on and after the termination of both the Facility A Commitment and the Facility B Commitment, the proportion that the sum of (A) the Principal Debt owed to such Lender plus (B) such Lender's proportionate part (whether held directly or through a participation therein and determined after giving effect to any participations) of the LC Exposure bears to the sum of (x) the Principal Debt plus (y) the LC Exposure.

         PUC means any state or local regulatory agency or governmental authority that exercises jurisdiction over the rates or services or the ownership, construction, or operation of network facilities or telecommunications systems or over Persons who own, construct, or operate network facilities or telecommunications systems.

         PURCHASE PRICE means with respect to any Acquisition the "purchase price" as specified and determined in accordance with the purchase agreement and other related acquisition documents evidencing such Acquisition.

         RECEIVABLES means all Rights of any Consolidated Company (as a "Seller" under Receivables Documents) to payments (whether constituting accounts, chattel paper, instruments, general intangibles, or otherwise, and including the Right to payment of any interest or finance charges) with respect to dedicated telecommunications services provided by any such Consolidated Company to its customers between designated customer premises.

         RECEIVABLES DOCUMENTS means one or more receivables purchase agreements entered into by one or more Consolidated Companies and each other instrument, agreement, and document entered into by such Consolidated Companies evidencing Accounts Receivable Financings.

         RECEIVABLES PROGRAM ASSETS means (a) all Receivables in which undivided percentage interests are transferred by any Consolidated Company pursuant to the Receivables Documents, (b) all Receivables Related Assets with respect to the Receivables described in CLAUSE (a) of this definition, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses.

         RECEIVABLES RELATED ASSETS means (a) any Rights arising under the documentation governing or relating to Receivables (including Rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables), (b) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, and (c) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with an Accounts Receivable Financing.

         RECEIVABLES SUBSIDIARY means a special purpose Wholly-owned Subsidiary created in connection with the transactions contemplated by an Accounts Receivable Financing, which Subsidiary engages in no activities or owns no other assets, other than those incidental to such Accounts Receivable Financing.

         REGISTER is defined in SECTION 11.14(c).

         REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         REPORTABLE EVENT shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in sections 2615.11, 2615.15 and 2615.19 of such regulations, including each such provision as it may subsequently be renumbered.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

         RESERVE REQUIREMENT means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Eurodollar Rate Borrowings, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Rate Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         RESPONSIBLE OFFICER means the chairman, president, chief executive officer, chief financial officer, senior vice president, or treasurer of Borrower, or, for all purposes under the Loan Papers other than SECTION 8.8, any other officer designated from time to time by the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

         RESTRICTED COMPANIES, at any time of determination thereof, shall mean Borrower and each of its Subsidiaries (other than the Unrestricted Subsidiaries) of which more than 50% (by number of votes) of the Voting Stock is beneficially owned, directly or indirectly, by Borrower or any Restricted Subsidiary.

         RESTRICTED SUBSIDIARIES means the Restricted Companies, other than Borrower.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         RIGHTS OF WAY means the easements, rights of way, and other rights entitling the Restricted Companies to own, use, operate and maintain the network facilities.

         SALE-LEASEBACK FINANCINGS means those certain transactions pursuant to the Sale-Leaseback Participation Agreements pursuant to which Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.) sold (a) its fiber optics telecommunications system from Fairfax, Kansas to Salt Lake City, Utah, (b) its fiber optics telecommunications system from Salt Lake City, Utah to Los Angeles, California, and (c) its digital microwave telecommunications system from Evanston, Wyoming to Portland, Oregon, and the owner participants leased such systems back to Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.).

         SALE-LEASEBACK PARTICIPATION AGREEMENTS means (a) the First Supplemental Participation Agreement, dated as of April 15, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.), as lessee, The CIT Group/Factoring Manufacturers Hanover, Inc. ("CIT"), as owner participant, Wilmington Trust Company and William J. Wade, as owner trustee, the purchasers listed in Schedule I thereto, as purchasers, and The Connecticut Trust Company, National Association ("CBT"), as indenture trustee, (b) the Participation Agreement, dated as of April 15, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.), as lessee, Ford Motor Credit Company, as owner participant, Wilmington Trust Company and William J. Wade as owner trustee, the financial institutions listed in Schedule I thereto as loan participants, and CBT, as indenture trustee, and (c) the Participation Agreement, dated as of April 16, 1987, among Williams Telecommunications Company (predecessor in interest to WorldCom Network Services, Inc.), as lessee, Ford Motor Credit Company, as owner participant, Wilmington Trust Company and William J. Wade, as owner trustee, the financial institutions listed in Schedule I thereto, as loan participants, and CBT, as indenture trustee.

         S&P means Standard & Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation.

         SCHEDULE means, unless specified otherwise, a schedule attached to this Facility A Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Facility A Loan Papers.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such

Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         SPECIAL CREDIT SUPPORT means assurances with respect to the following obligations arising in the ordinary course of business of the Restricted
Companies: (a) obligations of the Restricted Companies to landlords of leased premises under operating leases incurred in the ordinary course of business,
(b) obligations of any other Restricted Company under agreements for the purchase or lease of network facilities or services entered into by any such Restricted Company in the ordinary course of business, (c) Debt incurred in accordance with SECTION 7.12(e); and (d) obligations of a type described in
SECTION 7.13(b)(iv).

         SPECIAL REGULATORY APPROVALS means all necessary approvals, authorizations, consents, adjudications, or orders of the FCC or any PUC with respect to (i) any borrowings under the Loan Papers of amounts available pursuant to Facility B, (ii) the extension of the Facility A Termination Date, or (iii) the extension of the Facility B Termination Date (including any extension to the Term Loan Maturity Date (as defined in the Facility B Agreement) as a result of the Term Loan conversion pursuant to the Facility B Agreement).

         SUBSIDIARY of any Person means any entity of which an aggregate of more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by such Person.

         SWING LINE BORROWING means any Borrowing under the Swing Line Subfacility.

         SWING LINE MATURITY DATE means June 30, 1998, and successive one year extensions thereof if agreed to in writing by NationsBank in its sole discretion, but in no event, a date later than the Facility A Termination Date.

         SWING LINE NOTE means a promissory note in substantially the form of EXHIBIT A-3, and all renewals and extensions of all or any part thereof.

         SWING LINE SUBFACILITY means the subfacility under Facility A (the Facility A Principal Debt of which may never exceed the aggregate of $50,000,000), as described in, and subject to the limitations of, SECTION 2.3.

         SWING PRINCIPAL DEBT means, on any date of determination, that portion of the Facility A Principal Debt outstanding under the Swing Line Subfacility.

         TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         TERM CONVERSION DATE means the date upon which the Facility B Principal Debt is converted to a Term Loan pursuant to the Facility B Agreement.

         TERM LOANS means loans made by the Facility B Lenders pursuant to the Facility B Agreement.

         TOTAL COMMITMENT means, on any date of determination, the sum of all Committed Sums for all Lenders in respect of Facility A and Facility B (as the same may have been reduced or canceled as provided in the Loan Papers) then in effect.

         TOTAL DEBT means (without duplication), all Debt of the Restricted Companies.

         TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

         UNRESTRICTED SUBSIDIARIES, at any time of determination thereof, shall mean (a) the Receivables Subsidiary, (b) any Subsidiary of Borrower designated as an "Unrestricted Subsidiary" from time to time in accordance with SECTION 7.27, and (c) each of MFS and its Subsidiaries, until the date upon which such companies are redesignated as Restricted Subsidiaries pursuant to SECTION 7.27. UNRESTRICTED SUBSIDIARY, at any time of determination, shall mean any of the Unrestricted Subsidiaries.

         VOTING STOCK shall mean securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

         WTG means Williams Telecommunications Group, Inc., a Delaware corporation that merged with and into Borrower effective as of February 22, 1995.

         1.2 Number and Gender of Words; Other References. Unless otherwise specified, in the Loan Papers (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Paper in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Papers, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Paper or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.3 Accounting Principles. All accounting and financial terms used in the Loan Papers and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period.

SECTION 2        BORROWING PROVISIONS.

         2.1     Commitments.     Subject to and in reliance upon the terms,
conditions, representations, and warranties in the Facility A Loan Papers, each Facility A Lender severally and not jointly agrees to lend to Borrower such Facility A Lender's Pro Rata Part of one or more Borrowings under Facility A not to exceed such Facility A Lender's Committed Sum under Facility A, which, subject to the Facility A Loan

Papers, Borrower may borrow, repay, and reborrow under this Facility A Agreement; provided that (i) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Facility A Termination Date; (ii) each such Borrowing shall be in an amount not less than
(A) $5,000,000 or a greater integral multiple of $1,000,000 (if a Base Rate Borrowing), (B) $20,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing), (C) $20,000,000 or a greater integral multiple of $1,000,000 (if a Competitive Borrowing), or (D) $250,000 or a greater integral multiple thereof (if a Swing Line Borrowing); and (iii) on any date of determination, the Facility A Commitment Usage shall never exceed the Facility A Commitment.

         2.2     LC Subfacility under Facility A.

                 (a) Subject to the terms and conditions of this Facility A Agreement and applicable Law, Administrative Agent agrees to issue LCs upon Borrower's application therefor (denominated in Dollars or, upon Borrower's request and subject to this SECTION 2.2, in a Foreign Currency) by delivering to Administrative Agent a properly completed notice (a "NOTICE OF LC," substantially in the form of EXHIBIT B-3) and an LC Agreement with respect thereto no later than 10:00 a.m. Dallas, Texas time three Business Days before such LC is to be issued; provided that (i) on any date of determination and after giving effect to any LC to be issued on such date, the Facility A Commitment Usage (calculated at the then-Dollar Equivalent of that amount) shall never exceed the Facility A Commitment then in effect, (ii) on any date of determination and after giving effect to any LC to be issued on such date, the LC Exposure (calculated at the then-Dollar Equivalent of that amount) shall never exceed the Dollar Equivalent of $75,000,000,
         (iii) at the time of issuance of such LC, no Default or Potential Default shall have occurred and be continuing, (iv) each LC will be issued solely for purposes of providing Special Credit Support for any Restricted Company, and (v) each LC must expire no later than the earlier of the thirtieth (30th) day prior to the Facility A Termination Date and two years from its issuance; provided that any LC may provide for automatic renewal for successive twelve month periods (but no renewal period may extend beyond the thirtieth (30th) day prior to the Facility A Termination Date) unless Administrative Agent has given prior notice to the applicable beneficiary of its election not to extend such LC.

                 (b) Immediately upon the issuance by Administrative Agent of any LC (or, with respect to the Existing Letters of Credit, on the Closing Date), Administrative Agent shall be deemed to have sold and transferred to each other Facility A Lender, and each other such Facility A Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Part in such LC (calculated from time to time at the Dollar Equivalent amount of such LC) and all Rights of Administrative Agent in respect thereof (other than Rights to receive certain fees provided for in SECTION 2.2(c)). Upon issuance, renewal, or extension of an LC, Administrative Agent shall provide copies of such LC to each other Facility A Lender.

                 (c) In order to induce Administrative Agent to issue and maintain LCs and Lenders to participate therein, Borrower agrees to pay or reimburse Administrative Agent (i) on the date on which any draft is presented under any LC, the Dollar Equivalent amount (calculated at the then-Dollar Equivalent of such amount) of any draft paid or to be paid by Administrative Agent and (ii) promptly, upon demand, the amount of any fees in addition to the fees described in
         SECTION 4 Administrative Agent customarily charges to a Person similarly situated in the ordinary course of its business for amending LC Agreements, for honoring drafts, and taking similar action in connection with letters of credit; provided that, (x) if Borrower has not reimbursed Administrative Agent for any drafts paid or to be paid within 24 hours of demand therefor by Administrative Agent, Administrative Agent is hereby irrevocably authorized to fund such reimbursement obligations (calculated at the then-Dollar Equivalent of such amount) as a Borrowing under Facility A to the extent of availability under Facility A; the proceeds of such Borrowing under Facility A shall be advanced directly to Administrative Agent in payment of Borrower's reimbursement obligation with respect to the draft under the LC; and (y) if for any reason, funds are not advanced pursuant to Facility A, then Borrower's reimbursement obligation shall continue to be due and payable. Borrower's obligations under this
         SECTION 2.2(c) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have at any time against Administrative Agent or any other Person, and shall be made in accordance with the terms and conditions of this Facility A Agreement under all circumstances, including, without limitation, any of the following circumstances: (A) any lack of validity or enforceability of this Facility A Agreement or any of the Loan Papers; (B) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), Administrative Agent, any Facility A Lender, or any other Person, whether in connection with this Facility A Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (C) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (D) the occurrence of any Potential Default or Default. To the extent any funding of a draft has been made by Facility A Lenders pursuant to
         SECTION 2.2(e) or under Facility A, Administrative Agent shall promptly distribute any such payments received from Borrower with respect to such draft to all Facility A Lenders funding such draft according to their ratable share. Interest on any amounts remaining unpaid by Borrower (and unfunded by a Borrowing under Facility A) under this clause at any time from and after the date such amounts become payable until paid in full shall be payable by Borrower to Administrative Agent at the Default Rate. In the event any payment by Borrower received by Administrative Agent with respect to an LC and distributed to Facility A Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each Facility A Lender which received such distribution shall, upon demand by Administrative Agent, contribute such Facility A Lender's ratable portion of the amount (calculated at the then-Dollar Equivalent of such amount) set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

                 (d) If any draft shall be presented for honor under any LC, Administrative Agent shall promptly notify Borrower of the date and amount of such draft (calculated at the then-Dollar Equivalent of such amount); provided that failure to give any such notice shall not affect the obligations of Borrower hereunder. Administrative Agent shall make payment (calculated at the then-Dollar Equivalent of such amount) upon presentment of a draft for honor unless it appears that presentment on its face does not comply with the terms of such LC, regardless of whether (i) any default or potential default under any other agreement has occurred and (ii) the obligations under any other agreement have been performed by the beneficiary or any other Person (and Administrative Agent shall not be liable for any obligation of any Person thereunder). Administrative Agent and Facility A Lenders shall not be responsible for, and Borrower's reimbursement obligations for honored drafts shall not be affected by, any matter or event whatsoever (including, without limitation, the validity or genuineness of documents or of any endorsements thereof, even if such documents should in fact prove to be in any respect invalid, fraudulent, or forged), or any dispute among any Consolidated Company, the beneficiary of any LC, or any other Person to whom any LC may be transferred, or any claims whatsoever of any Consolidated Company against any beneficiary of any LC or any such transferee; provided that, nothing in this Facility A Agreement shall constitute a waiver of Borrower's Rights to assert any claim based upon the gross negligence or wilful misconduct of Administrative Agent or any Facility A Lender.

                 (e) If Borrower fails to reimburse Administrative Agent as provided in SECTION 2.2(c) within 24 hours of the demand therefor by Administrative Agent, Administrative Agent shall promptly notify each Facility A Lender of such failure, of the date and amount of the draft (calculated at the then-Dollar Equivalent of such amount) paid, and of such Facility A Lender's Pro Rata Part thereof. Each Facility A Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds such Facility A Lender's Pro Rata Part of such unpaid reimbursement obligation (calculated at the then-Dollar Equivalent of such amount), which funds shall be paid to Administrative Agent on or before the close of business on the Business Day on which such notice was given by Administrative Agent (if given prior to 1:00 p.m., Dallas, Texas time) or on the next succeeding Business Day (if notice was given after 1:00 p.m., Dallas, Texas time). All such amounts payable by any such Facility A Lender shall include interest thereon accruing at the Federal Funds Rate from the day the applicable draft is paid by Administrative Agent to (but not including) the date such amount is paid by such Facility A Lender to Administrative Agent. The obligations of Facility A Lenders to make payments to Administrative Agent with respect to LCs shall be irrevocable and not subject to any qualification or exception whatsoever (other than the gross negligence or wilful misconduct of Administrative Agent) and shall be made in accordance with the terms and conditions of this Facility A Agreement under all circumstances, including, without limitation, any of the following circumstances: (i) any lack of validity or enforceability of this Facility A Agreement or any of the Loan Papers; (ii) the existence of any claim, setoff, defense, or other Right which Borrower may have at any time against a beneficiary named in a LC, any transferee of any LC (or any Person for whom any such transferee may be acting), Administrative Agent, any Facility A Lender, or any other Person, whether in connection with this Facility A Agreement, any LC, the transactions contemplated herein, or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such LC); (iii) any draft, certificate, or any other document presented under the LC proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (iv) the occurrence of any Potential Default or Default.

                 (f) Borrower acknowledges that each LC will be deemed issued upon delivery to its beneficiary or Borrower. If Borrower requests any LC be delivered to Borrower rather than the beneficiary, and Borrower subsequently cancels such LC, Borrower agrees to return it to Administrative Agent together with Borrower's written certification that it has never been delivered to such beneficiary. If any LC is delivered to its beneficiary pursuant to Borrower's instructions, no cancellation thereof by Borrower shall be effective without written consent of such beneficiary to Administrative Agent and return of such LC to Administrative Agent. Borrower hereby agrees that if Administrative Agent becomes involved in any dispute as a result of Borrower's cancellation of any LC, it shall indemnify Administrative Agent and Facility A Lenders for all losses, costs, damages, expenses, and reasonable attorneys' fees suffered or incurred by Administrative Agent and Facility A Lenders as a direct result thereof.

                 (g) Administrative Agent agrees with each Facility A Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit, and Administrative Agent's sole liability to each Facility A Lender with respect to such LCs (other than liability arising from the gross negligence or willful misconduct of Administrative Agent) shall be to distribute promptly to each Facility A Lender who has acquired a participating interest therein such Facility A Lender's ratable portion of any payments made to Administrative Agent by Borrower pursuant to SECTION 2.2(c). Each Facility A Lender and Borrower agree that, in paying any draw under any LC, Administrative Agent shall not have any responsibility to obtain any document (other than any documents required by the respective LC) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person delivering any such document. Administrative Agent, Facility A Lenders, and their respective Representatives shall not be liable to any other Facility A Lender or any Consolidated Company for the use which may be made of any LC or for any acts or omissions of any beneficiary thereof in connection therewith. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives under or in connection with any LC, the draws, drafts, or documents relating thereto, or the transmission, dispatch, or delivery of any message or advice related thereto, if in good faith and in conformity with such Laws as Administrative Agent or any of its Representatives may deem applicable and in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits, as in effect on the date of issue of such LC by the International Chamber of Commerce, shall be binding upon the Consolidated Companies and Facility A Lenders and shall not place Administrative Agent or any of its Representatives under any resulting liability to any Consolidated Company or any Facility A Lender. Any action taken or omitted to be taken by Administrative Agent under or in connection with any LC if taken or omitted in the absence of gross negligence or wilful misconduct shall not create for Administrative Agent any resulting liability to any Facility A Lender or any Consolidated Company.

                 (h) On the Facility A Termination Date or upon any demand by Administrative Agent upon the occurrence and during continuance of a Default, Borrower shall provide to Administrative Agent, for the benefit of Facility A Lenders, (i) cash collateral in an amount equal to the LC Exposure existing on such date (calculated at the then-Dollar Equivalent of such amount) and (ii) such additional cash collateral as Administrative Agent may from time to time require to adjust for fluctuations in exchange rates, so that the cash collateral amount shall at all times equal or exceed the LC Exposure (calculated at the then-Dollar Equivalent of such amount).

                 (i) IN ADDITION TO AMOUNTS PAYABLE AS ELSEWHERE PROVIDED IN THIS FACILITY A AGREEMENT, BORROWER HEREBY AGREES TO PROTECT, INDEMNIFY, PAY (CALCULATED AT THE THEN-DOLLAR EQUIVALENT OF SUCH AMOUNT) AND SAVE ADMINISTRATIVE AGENT AND EACH FACILITY A LENDER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, OR LOSSES OF, OR OWED TO THIRD PARTIES, AND ANY AND ALL RELATED COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES, INCLUDING ALLOCATED COST OF INTERNAL COUNSEL), WHICH ADMINISTRATIVE AGENT, OR ANY FACILITY A LENDER MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF (A) THE ISSUANCE OF ANY LC, OR (B) THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT UNDER SUCH LC AS A RESULT OF ANY ACT OR OMISSION, WHETHER RIGHTFUL OR WRONGFUL, OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY; PROVIDED THAT, BORROWER SHALL HAVE NO LIABILITY TO INDEMNIFY ADMINISTRATIVE AGENT OR ANY FACILITY A LENDER IN RESPECT OF ANY LIABILITY ARISING OUT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH PARTY OR ANY

         REPRESENTATIVES OF SUCH PARTY. THE PROVISIONS OF AND UNDERTAKINGS
         AND INDEMNIFICATIONS SET FORTH IN THIS SECTION 2.2(i) SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS FACILITY A AGREEMENT.

                 (j) Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not in any manner incorporated herein. The fees and other amounts payable with respect to each LC shall be as provided in this Facility A Agreement, drafts under any LC shall be deemed part of the Obligation, and in the event of any conflict between the terms of this Facility A Agreement and any LC Agreement, the terms of this Facility A Agreement shall be controlling.

                 (k) Borrower, Administrative Agent, and Facility A Lenders hereby agree that on and as of the Closing Date, the Existing Letters of Credit shall be deemed to have been issued pursuant to the LC Subfacility for all purposes, such that (i) the availability under the Facility A Commitment shall be reduced on the Closing Date by the LC Exposure of the Existing Letters of Credit; (ii) the LC Agreements executed by Borrower in connection with the issuance of such Existing Letters of Credit shall be subject to the terms and provisions of this Facility A Agreement and shall constitute Facility A Loan Papers hereunder; (iii) all obligations and indebtedness of any Restricted Company with respect to the Existing Letters of Credit, including, without limitation, any reimbursement obligations thereunder, shall constitute a part of the Obligation for all purposes under the Loan Papers; (iv) on and as of the Closing Date, Administrative Agent shall sell, and each Facility A Lender shall purchase, a participation (to the extent of each Facility A Lender's Pro Rata Part thereof) in such Existing Letters of Credit, each draw thereunder, the reimbursement obligations of Borrower thereunder with respect thereto (other than obligations to pay the fees provided in SECTIONS 4.3 and 4.4 or similar fees in connection with the issuance of such LC), and such Existing Letters of Credit shall thereafter be deemed to be issued by Administrative Agent pursuant to and in accordance with the LC Subfacility.

         2.3     Swing Line Subfacility under Facility A.

                 (a) For the convenience of the parties and as an integral part of the transactions contemplated by the Facility A Loan Papers, NationsBank, solely for its own account, may make any requested Borrowing of $250,000 or a greater integral multiple thereof, subject to those terms and conditions applicable to Borrowings set forth in
         SECTION 5.3(c), (d), (e), and (f), directly to Borrower as a Swing Line Borrowing without requiring any other Facility A Lender to fund its Pro Rata Part thereof unless and until SECTION 2.3(b) is applicable; provided that: (i) each such Borrowing must occur on a Business Day prior to, and not on or after, the Swing Line Maturity Date; (ii) the aggregate Swing Principal Debt outstanding on any date of determination shall not exceed $50,000,000; (iii) on any date of determination, the Facility A Commitment Usage shall never exceed the Facility A Commitment; (iv) at the time of such Swing Line Borrowing, no Default or Potential Default shall have occurred and be continuing;
         (v) each Swing Line Borrowing shall be a Money Market Borrowing; provided that at any time after Facility A Lenders are deemed to have purchased pursuant to SECTION 2.3(b) a participation in any Swing Line Borrowing, such Borrowing shall bear interest at the Default Rate; and
         (vi) no additional Swing Line Borrowing shall be made at any time after any Facility A Lender has refused, notwithstanding the requirements of SECTION 2.3(b), to purchase a participation in any Swing Line Borrowing as provided in such Section, and until such purchase shall occur or until the Swing Line Borrowing has been repaid. Each Borrowing under the Swing Line Subfacility shall be available and may be prepaid on same day telephonic notice from Borrower to NationsBank, so long as such notice is received by NationsBank prior to 12:00 noon (Dallas, Texas time). Swing Line Borrowings are payable by Borrower upon demand by NationsBank.

                 (b) If Borrower fails to repay any Swing Line Borrowing within three Business Days after demand by NationsBank (and in any event upon the earlier to occur of a Default or the Swing Line Maturity Date), Administrative Agent shall timely notify each Facility A Lender of such failure and of the date and amount not paid. No later than the close of business on the date such notice is given (if such notice was given prior to 12:00 noon Dallas time on any Business Day, or, if made at any other time, on the next Business Day following the date of such notice), each Facility A Lender shall be deemed to have irrevocably and unconditionally purchased and received from NationsBank an undivided interest and participation in such Swing Line Borrowing to the extent of such, Facility A Lender's Pro Rata Part thereof, and each Facility A Lender shall make available to NationsBank in immediately available funds such Facility A Lender's Pro Rata Part of such unpaid amount. All such amounts payable by any Facility A Lender shall include interest thereon from the date on which such payment is payable by such Facility A Lender to, but not including, the date such amount is paid by such Facility A Lender to Administrative Agent, at the Federal Funds Rate. If such Facility A Lender does not promptly pay such amount upon Administrative Agent's demand therefor, and until such time as such Facility A Lender makes the required payment, NationsBank shall be deemed to continue to have outstanding a Swing Line Borrowing in the amount of such unpaid obligation. Each payment by Borrower of all or any part of any Swing Line Borrowing shall be paid to Administrative Agent for the ratable benefit of NationsBank and those Facility A Lenders who have funded their participations in such Swing Line Debt under this SECTION 2.3(b); provided that, with respect to any such participation, all interest accruing on the Swing Principal Debt to which such participation relates prior to the date of funding such participation shall be payable solely to NationsBank for its own account.

         2.4     Competitive Bid Subfacility.

                 (a) In addition to Borrowings under Facility A otherwise provided for herein, but subject to the terms and conditions of the Facility A Loan Papers, Borrower may, as set forth in this SECTION 2.4, request Facility A Lenders to make offers to make Competitive Borrowings under Facility A. Facility A Lenders may, but shall have no obligation to, make any such offers, and Borrower may, but shall have no obligation to, accept any such offers. Any Competitive Borrowings made available to Borrower hereunder shall be subject, however, to the conditions that on any date of determination: (i) the aggregate principal outstanding under all Competitive Borrowings under Facility A made by all Facility A Lenders shall not exceed the Competitive Bid Availability under Facility A then in effect; (ii) on any date of determination, the Facility A Commitment Usage shall not exceed the Facility A Commitment; and (iii) each Borrowing under the Competitive Bid Subfacility in respect of Facility A must occur on a Business Day and prior to the Business Day immediately preceding the Facility A Termination Date.

                 (b) In order to request Competitive Bids, Borrower shall deliver a Competitive Bid Request to Administrative Agent no later than 10:00 a.m. Dallas, Texas time (i) on the fifth Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, or (ii) not later than 10:00 a.m. Dallas, Texas time one Business Day before the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. A Competitive Bid Request that does not conform substantially to the format of EXHIBIT B-4 may be rejected by Administrative Agent, and Administrative Agent shall promptly notify Borrower of such rejection. Each Competitive Bid

         Request shall refer to this Facility A Agreement and shall specify (i) whether the Competitive Borrowing then being requested will be comprised of Eurodollar Rate Borrowings or Fixed Rate Borrowings, (ii) the Borrowing Date of such Competitive Borrowing (which shall be a Business Day) and the aggregate principal amount thereof (which shall not be less than $20,000,000 or a greater integral multiple of $1,000,000), and (iii) the Interest Period with respect thereto (which may not be more than six months and which may not extend beyond the Facility A Termination Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, Administrative Agent shall notify Facility A Lenders of the Competitive Bid Request on a form substantially similar to EXHIBIT B-5 hereto, pursuant to which the Facility A Lenders are invited to bid, subject to the terms and conditions of this Facility A Agreement, to make Competitive Borrowings pursuant to such Competitive Bid Request. Notwithstanding the foregoing, Administrative Agent shall have no obligation to invite any Facility A Lender to make a Competitive Bid pursuant to this SECTION 2.4 until such Facility A Lender has delivered a completed Administrative Questionnaire to Administrative Agent.

                 (c) Each Facility A Lender may make one or more Competitive Bids to Borrower responsive to each respective Competitive Bid Request. Each Competitive Bid by a Facility A Lender must be received by Administrative Agent substantially in the form of EXHIBIT B-6, (i) no later than 11:00 a.m. Dallas, Texas time on the fourth Business Day preceding the Borrowing Date for any requested Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, or (ii) prior to 10:00 a.m. Dallas, Texas time on the Borrowing Date for any requested Competitive Borrowing that will be comprised of Fixed Rate Borrowings. Competitive Bids that do not conform substantially to the format of EXHIBIT B-6 may be rejected by Administrative Agent after conferring with, and upon the instruction of, Borrower, and Administrative Agent shall notify the appropriate Facility A Lender of such rejection as soon as practicable. Each Competitive Bid shall refer to this Facility A Agreement and shall (x) specify the principal amount (which shall be in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and may exceed such Facility A Lender's Committed Sum under Facility A, subject to the limitations set forth in SECTION 2.4(a) hereof) of the Competitive Borrowing such Facility A Lender is willing to make to Borrower, (y) specify the Competitive Bid Rate at which such Facility A Lender is prepared to make its Competitive Borrowing, and (z) confirm the Interest Period with respect thereto specified by Borrower in its Competitive Bid Request. A Competitive Bid submitted by a Facility A Lender pursuant to this SECTION 2.4(c) shall be irrevocable.

                 (d) Administrative Agent shall promptly notify Borrower of all Competitive Bids made and the Competitive Bid Rate and the principal amount of each Competitive Borrowing in respect of which a Competitive Bid was made and the identity of the Facility A Lender that made each bid.

                 (e)      Borrower may, subject only to the provisions of this
         SECTION 2.4(e), accept or reject any or all of the Competitive Bids for Facility A referred to in SECTION 2.4(c); provided, however, that the aggregate amount of the Competitive Bids so accepted by Borrower may not exceed the principal amount of the Competitive Borrowing requested by Borrower (subject to the further limitations of SECTION 2.4(a) hereof). Borrower shall notify Administrative Agent whether and to what extent it has decided to accept or reject any or all of the bids referred to in SECTION 2.4(c), (i) not later than 10:00 a.m. Dallas, Texas time three Business Days before the Borrowing Date specified for a proposed Competitive Borrowing that is deemed a Eurodollar Rate

         Borrowing or (ii) not later than 11:00 a.m., Dallas, Texas time on the day specified for a proposed Competitive Borrowing that is deemed a Fixed Rate Borrowing; provided, however, that (w) the failure by Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in SECTION 2.4(c), (x) Borrower shall not accept a bid under Facility A in the same or lower principal amount made at a particular Competitive Bid Rate if Borrower has decided to reject a bid made at a lower Competitive Bid Rate, (y) if Borrower shall accept bids made at a particular Competitive Bid Rate but shall be restricted by other conditions hereof from borrowing the principal amount of the Competitive Borrowing in respect of which bids at such Competitive Bid Rate have been made, then Borrower shall accept a ratable portion of each bid made at such Competitive Bid Rate based as nearly as possible on the respective principal amounts of the Competitive Borrowing for which such bids were made, and (z) no bid shall be accepted for a Competitive Borrowing under Facility A unless the aggregate principal amount to be funded pursuant to all accepted bids under Facility A shall be in a minimum amount of $5,000,000 or a greater integral multiple of $1,000,000 for each respective Facility A Lender whose bid is accepted. Notwithstanding the foregoing, if it is necessary for Borrower to accept a ratable allocation of the bids for Facility A made in response to a Competitive Bid Request (whether pursuant to the events specified in CLAUSE (y) above or otherwise) and the available principal amount of the Competitive Borrowing to be allocated among the Facility A Lenders submitting Competitive Bids is not sufficient to enable Competitive Borrowings to be allocated to each such Facility A Lender in a minimum principal amount of $5,000,000 or a greater integral multiple of $1,000,000, then Borrower shall select the Facility A Lenders to be allocated such Competitive Borrowings and shall round allocations up or down to the next higher or lower multiple of $500,000 as it shall deem appropriate. A notice given by Borrower pursuant to this SECTION 2.4(e) shall be irrevocable.

                 (f) Administrative Agent shall promptly notify each bidding Facility A Lender whether or not its Competitive Bid has been accepted (which notice to those Facility A Lenders whose Competitive Bids have been accepted will be given within one hour from the time such bid was accepted by Borrower and shall further indicate in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to advance the Competitive Borrowing in respect of which its bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, Administrative Agent shall notify each bidding Facility A Lender of the aggregate principal amount of all Competitive Bids under Facility A accepted for and the range of Competitive Bid Rates submitted in connection with that Competitive Borrowing.

                 (g) If Administrative Agent shall at any time elect to submit a Competitive Bid in its capacity as a Facility A Lender, it shall submit such bid directly to Borrower one-half hour earlier than the latest time at which the other Facility A Lenders are required to submit their bids to Administrative Agent pursuant to SECTION 2.4(c).

                 (h) Each Competitive Borrowing shall be due and payable on the last day of the applicable Interest Period; provided that if Borrower fails to repay any Competitive Borrowing on such day, Borrower shall be deemed to have given a Notice of Borrowing requesting the Facility A Lenders to make a Borrowing under Facility A in the amount of such Competitive Borrowing, subject to satisfaction of the conditions specified in SECTIONS 2.1 and 5.3; provided that failure to repay such Competitive Borrowing on the last day of the applicable Interest Period shall not constitute a failure to satisfy such conditions.

         2.5     Optional Renewal of Facility A Commitments

                 (a) Optional Renewal Procedures. Borrower may request that the Facility A Termination Date be extended for all or a portion of the Facility A Commitment to a date which is no later than one year after the then-current Facility A Termination Date; provided that, (i) any such extension request shall be made in writing (a "FACILITY A EXTENSION REQUEST") by Borrower and delivered to Administrative Agent no more than 90 days prior to (but no later than 45 days prior to) any of the first five anniversary dates of the Closing Date; (ii) no more than two such Facility A Extension Requests may be made by Borrower; and (iii) no Facility A Extension Request may be made which would have the effect of extending the Facility A Termination Date to a date later than the last day of the seventh year following the Closing Date. Promptly upon receipt of a Facility A Extension Request, Administrative Agent shall notify Facility A Lenders of such request.

                          (i) Lenders' Response to Facility A Extension Request. The Facility A Lenders may, at their option, accept or reject such Facility A Extension Request by giving written notice to Administrative Agent delivered no later than 30 days prior to the anniversary of the Closing Date referred to in the Facility A Extension Request (the "FACILITY A RESPONSE DATE"). If any Facility A Lender shall fail to give such notice to Administrative Agent by the Facility A Response Date, such Facility A Lender shall be deemed to have rejected the requested extension. If the Facility A Extension Request is not consented to by Facility A Lenders holding at least 66-2/3% of the Facility A Commitment by the Facility A Response Date, the Facility A Extension Request will be rejected, and Facility A will terminate on the then-current Facility A Termination Date. If the Facility A Lenders holding at least 66-2/3% of the Facility A Commitment consent to the Facility A Extension Request by the Facility A Response Date, the Facility A Termination Date for those Facility A Lenders consenting to the extension (for purposes of this SECTION 2.5(a), the "ACCEPTING LENDERS") shall be automatically extended for an additional year past the then-effective Facility A Termination Date.

                          (ii) Additional Procedures to Extend the Rejected Amount. If the Facility A Extension Request is consented to by Facility A Lenders holding not less than 66-2/3% of the Facility A Commitment, but fewer than all Facility A Lenders (any Facility A Lender not consenting to the Facility A Extension Request being referred to in this SECTION 2.5(a) as a "REJECTING LENDER"), then Administrative Agent shall promptly notify the Accepting Lenders and Borrower of the aggregate Facility A Committed Sums held by the Rejecting Lenders (as used in this SECTION 2.5(a), the "REJECTED AMOUNT"). Each Accepting Lender shall have the Right, but not the obligation, to elect to increase its respective Facility A Committed Sum by an amount not to exceed the Rejected Amount, which election shall be made by notice from each Accepting Lender to the Administrative Agent given not later than ten days after the date notified by Administrative Agent, specifying the amount of such proposed increase in such Accepting Lender's Facility A Committed Sum. If the aggregate amount of the proposed increases in the Facility A Committed Sums of all Accepting Lenders making such an election does not equal or exceed the Rejected Amount, then Borrower shall have the Right to add one or more financial institutions (which are not Rejecting Lenders and which are Eligible Assignees) as Facility A Lenders (as used in this SECTION 2.5(a), a "PURCHASING LENDER") to replace such Rejecting Lenders, which Purchasing Lenders shall have aggregate Facility A Committed Sums not greater than those of the Rejecting Lenders (less any increases in the Facility A Committed Sums of Accepting Lenders, as described in the following CLAUSE (iii)). The transfer of Facility A Committed Sums and outstanding Borrowings from Rejecting Lenders to Purchasing Lenders or Accepting Lenders shall take place on the effective date of, and pursuant to the execution, delivery, and acceptance of, an Assignment and Acceptance Agreement in accordance with the procedures set forth in SECTION 11.14.

                          (iii) Adjustments to, and Terminations of, Facility A Commitments.

                                  (A)   If less than 100% of the Facility A
                          Commitment is extended (whether by virtue of Borrower's failure to request an extension of the full Facility A Commitment or by virtue of any Facility A Lender not consenting to any Facility A Extension Request), then the Facility A Commitment shall automatically be reduced on the Facility A Termination Date on which the applicable approved extension is effective by an amount equal to (as the case may be) (i) the portion of the Facility A Commitment not requested to be extended by Borrower in its Facility A Extension Request or (ii) the amount of the Rejected Amount (to the extent not replaced by Accepting Lenders or Purchasing Lenders pursuant to the procedures set forth in the foregoing
                          SECTION 2.5(a)(ii)). Each Rejecting Lender shall have no further obligation or Facility A Committed Sum following the Facility A Termination Date on which the applicable approved extension is effective, other than any obligation accruing prior to such date as provided herein.

                                  (B) If the aggregate amount of the proposed increases in the Facility A Committed Sums of all Accepting Lenders making an election to increase their respective Facility A Committed Sums is in excess of the Rejected Amount, then (i) the Rejected Amount shall be allocated pro rata among such Accepting Lenders based on the respective amounts of the proposed increases to Facility A Committed Sums elected by such Accepting Lenders; and (ii) the respective Facility A Committed Sums of each such Accepting Lender shall be increased by the respective amount allocated pursuant to CLAUSE (i) of this
                          SECTION 2.5(a)(iii)(B), such that, after giving effect to the approved extensions and all such terminations and increases, no reduction will occur in the aggregate amount of the Facility A Commitment.

                                  (C)      If the aggregate amount of the
                          proposed increases to the Facility A Committed Sums of all Accepting Lenders making such an election to so increase their respective Facility A Committed Sums equals the Rejected Amount, then the respective Facility A Committed Sums of such Accepting Lenders shall be increased by the respective amounts of their proposed increases, such that, after giving effect to the approved extensions and all such terminations and increases, no reduction will occur in the aggregate amount of the Facility A Commitment.

                                  (D)      If the aggregate amount of the
                          proposed increases to the Facility A Committed Sums of all Accepting Lenders making such an election is less than the Rejected Amount, then (i) the respective Facility A Committed Sums of each such Accepting Lender shall be increased by the respective amount of its proposed increase; and (ii) the amount of the Facility A Commitment shall be reduced by the amount of the Rejected Amount (to the extent not replaced by the Accepting Lenders or the Purchasing Lenders, if any).

                 (b)      No Obligation to Renew.    Borrower acknowledges that
         (i) neither Administrative Agent nor any Facility A Lender has made any representations to Borrower regarding its intent to agree to any extensions set forth in this Section, (ii) neither Administrative Agent nor any Facility A Lender shall have any obligation to extend the Facility A Commitment (or any portion thereof), and (iii) Administrative Agent's and Facility A Lenders' agreement to one or more extensions shall not commit Administrative Agent or the Facility A Lenders to any additional extensions. In addition, no extensions shall be granted under this Section unless and until the Restricted Companies have obtained all necessary Authorizations for such extensions and Borrower has delivered to Administrative Agent (A) legal opinions of the Restricted Companies' regulatory counsel, in form and substance acceptable to Administrative Agent and its counsel, confirming that all necessary Authorizations have been obtained by the Restricted Companies and no further approvals, authorizations, consents, adjudications, or orders of the FCC or any state PUC are required to be obtained by the Restricted Companies in connection with such extension, and (B) any other evidence of such necessary Authorizations as Administrative Agent or its counsel may reasonably request.

         2.6 Termination of Commitments Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate in whole or in part the unused portion of the Facility A Commitment; provided that: (a) each partial termination shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Facility A Commitment may not be reduced below the Facility A Commitment Usage; and (c) each reduction shall be allocated Pro Rata among the Facility A Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Facility A Lender of the proposed cancellation or reduction. Such termination or partial reduction of the Facility A Commitment shall be effective on the Business Day specified in Borrower's notice (which date must be at least ten Business Days after Borrower's delivery of such notice). In the event that the Facility A Commitment and the Facility B Commitment are both reduced to zero at a time when there shall be no outstanding LCs or Principal Debt, this Facility A Agreement shall be terminated to the extent specified in SECTION 11.15, and all commitment fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation relating to Facility A then due and owing shall be immediately due and payable, without notice or demand by Administrative Agent or any Facility A Lender.

         2.7 Borrowing Procedure. The following procedures apply to Borrowings (other than Competitive Borrowings, Swing Line Borrowings, and Borrowings pursuant to SECTION 2.2(c)):

                 (a) Each Borrowing shall be made on Borrower's notice (a "NOTICE OF BORROWING," substantially in the form of EXHIBIT B-1) to Administrative Agent requesting that Facility A Lenders fund a Borrowing on a certain date (the "BORROWING DATE"), which notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Rate Borrowings) Interest Period, and (iii) must be received by Administrative Agent no later than 10:00 a.m. Dallas, Texas time on the third Business Day preceding the Borrowing Date for any Eurodollar Rate Borrowing or on the Business Day immediately preceding the Borrowing Date for any Base Rate Borrowing. Administrative Agent shall timely notify each Facility A Lender with respect to each Notice of Borrowing relating to Facility A.

                 (b) Each Lender shall remit its Pro Rata Part of each requested Borrowing to Administrative Agent's principal office in Dallas, in funds which are or will be available for immediate use by Administrative Agent by 1:00 p.m. Dallas time on the Borrowing Date therefor. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Determining Lenders) make such funds available to Borrower by causing such funds to be deposited to Borrower's account as designated to Administrative Agent by Borrower. Notwithstanding the foregoing, unless Administrative Agent shall have been notified by a Facility A Lender prior to a Borrowing Date that such Facility A Lender does not intend to make available to Administrative Agent such Facility A Lender's Pro Rata Part of the applicable Borrowing, Administrative Agent may assume that such Facility A Lender has made such proceeds available to Administrative Agent on such date, as required herein, and Administrative Agent may (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Determining Lenders), in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount in accordance with the foregoing terms, but, if such corresponding amount is not in fact made available to Administrative Agent by such Facility A Lender on such Borrowing Date, Administrative Agent shall be entitled to recover such corresponding amount on demand
         (i) from such Facility A Lender, together with interest at the Federal Funds Rate during the period commencing on the date such corresponding amount was made available to Borrower and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from such Facility A Lender, or (ii) if such Facility A Lender fails to pay such corresponding amount forthwith upon such demand, then from Borrower, together with interest at a rate per annum equal to the applicable rate for such Borrowing during the period commencing on such Borrowing Date and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from Borrower. No Facility A Lender shall be responsible for the failure of any other Facility A Lender to make its Pro Rata Part of any Borrowing.

SECTION 3        TERMS OF PAYMENT; NEGATIVE PLEDGE.

         3.1     Loan Accounts, Notes, and Payments.

                 (a) The Facility A Principal Debt owed to each Facility A Lender shall be evidenced by one or more loan accounts or records maintained by such Facility A Lender in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent (including, without limitation, the Register) and each Facility A Lender shall be conclusive evidence absent manifest error of the amount of the Borrowings made by Borrower from each Facility A Lender under Facility A (and subfacilities thereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower under the Loan Papers to pay any amount owing with respect to the Obligation.

                 (b) Upon the request of any Facility A Lender made through the Administrative Agent, the Facility A Principal Debt owed to such Facility A Lender may be evidenced by one or more of the following Notes (as the case may be): (i) a Facility A Note (with respect to Facility A Principal Debt other than under the Swing Line Subfacility or the Competitive Bid Subfacility); (ii) a Facility A Competitive Bid Note (with respect to Principal Debt arising and outstanding under the Competitive Bid Subfacility under Facility A); and (iii) a Swing Line Note (with respect to Principal Debt arising under the Swing Line Facility).

                 (c) Each payment or prepayment on the Obligation is due and must be paid at Administrative Agent's principal office in Dallas in funds which are or will be available for immediate use by Administrative Agent by 12:00 noon Dallas, Texas time on the day due. Payments made after 12:00 noon, Dallas, Texas, time shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Facility A Lender any payment or prepayment to which such Facility A Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided such payment or prepayment is received by Administrative Agent prior to 12:00 noon Dallas, Texas time, and otherwise before 12:00 noon Dallas time on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Facility A Lenders when due as set forth in the preceding sentence, such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Facility A Lenders.

         3.2     Interest and Principal Payments.

                 (a) Interest on each Eurodollar Rate Borrowing or on each Fixed Rate Borrowing shall be due and payable as it accrues on the last day of its respective Interest Period and on the Facility A Termination Date, as applicable; provided that if any Interest Period is a period greater than three (3) months, then accrued interest shall also be due and payable on the date three (3) months after the commencement of such Interest Period. Interest on each Base Rate Borrowing shall be due and payable as it accrues on each March 31, June 30, September 30, and December 31, and on the Facility A Termination Date.

                 (b) The Facility A Commitment shall be permanently canceled and reduced to $0 on the Facility A Termination Date, and Borrower shall pay on such Facility A Termination Date all outstanding Facility A Principal Debt, together with all accrued and unpaid interest and fees.

                 (c) On any date of determination, if the Facility A Commitment Usage exceeds the Facility A Commitment then in effect (whether as a result of fluctuations in exchange rates or otherwise), or if the Swing Principal Debt exceeds the Swing Line Subfacility then in effect, then Borrower shall make a mandatory prepayment of the Facility A Principal Debt in at least the amount of such excess, together with (i) all accrued and unpaid interest on the principal amount so prepaid and (ii) any Consequential Loss arising as a result thereof.

                 (d) After giving Administrative Agent advance written notice of the intent to prepay, Borrower may voluntarily prepay all or any part of the Facility A Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that:
         (i) such notice must be received by Administrative Agent by 12:00 noon Dallas, Texas time on (A) the third Business Day preceding the date of prepayment of a Eurodollar Rate Borrowing, and (B) one Business Day preceding the date of prepayment of a Base Rate Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 or a greater integral multiple of $1,000,000 thereof (if a Eurodollar Rate Borrowing or a Base Rate Borrowing), or $250,000 or an integral multiple thereof (if a Swing Line Borrowing); (iii) all accrued interest on the Obligation must also be paid in full, to the date of such prepayment; and (iv) Borrower shall pay any related Consequential Loss within ten (10) days after demand therefor. Each notice of prepayment shall specify the prepayment date, the facility or the subfacility hereunder being prepaid, the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein.

         Notwithstanding the foregoing, Borrower shall not voluntarily prepay any Competitive Borrowing prior to the last day of the Interest Period therefor.

                 (e) This SECTION 3.2(e) shall apply in the event of an asset disposition by any Restricted Company, as a result of which Borrower is required to prepay, or to offer to prepay, all or any part of the Debt under any Note Agreement. In the event that any Restricted Company shall consummate such an asset disposition, Borrower shall provide Administrative Agent and each Lender with written notice of such asset disposition and the amount of the aggregate net proceeds thereof. Borrower shall, within ten (10) Business Days after the consummation of such disposition, prepay the Obligation in an amount equal to the aggregate net proceeds received by Borrower or any Restricted Company from such asset disposition multiplied by a fraction, the numerator of which fraction shall be the outstanding principal amount of the Principal Debt and LC Exposure on the date of such disposition, and the denominator of which fraction shall be the outstanding consolidated aggregate pari passu Debt on such date. Prepayments on the Obligation under this SECTION 3.2(e) shall be applied in such order and manner as set forth in SECTION 3.11(b).

         3.3 Interest Options. Except where specifically otherwise provided, Borrowings shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Facility A Agreement), the Base Rate plus the Applicable Margin for Base Rate Borrowings, the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings, any Competitive Bid Rate, or the Money Market Rate, as the case may be, and (b) the Maximum Rate. Each change in the Base Rate, the Maximum Rate, and the Money Market Rate, subject to the terms of this Facility A Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

         3.4 Quotation of Rates. It is hereby acknowledged that a Responsible Officer or other appropriately designated officer of Borrower may call Administrative Agent on or before the date on which a Notice of Borrowing is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Facility A Lenders nor affect the rate of interest which thereafter is actually in effect when the Notice of Borrowing is given.

         3.5 Default Rate. At the option of Determining Lenders and to the extent permitted by Law, all past-due Principal Debt and accrued interest thereon shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment; provided that the Default Rate shall automatically apply in the case of SECTIONS 2.2(c) and 2.3(a) where the Default Rate is specified.

         3.6 Interest Recapture. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Facility A Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Facility A Principal Debt.

         3.7     Interest Calculations.

                 (a) All payments of interest shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of a Eurodollar Rate Borrowing, a Fixed Rate Borrowing, Base Rate Borrowings calculated with reference to the Federal Funds Rate or a Money Market Borrowing (unless such calculation would result in the interest on the Borrowings exceeding the Maximum Rate in which event such interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) and 365 or 366 days, as the case may be, in the case of a Base Rate Borrowing calculated with reference to Prime Rate. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

                 (b) The provisions of this Facility A Agreement relating to calculation of the Base Rate, the Adjusted Eurodollar Rate, the Money Market Rate, and Competitive Bid Rates are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

         3.8 Maximum Rate. Regardless of any provision contained in any Loan Paper, no Facility A Lender shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and, if Facility A Lenders ever do so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Facility A Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Facility A Lenders and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation; provided that, if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Facility A Lenders shall refund such excess, and, in such event, Facility A Lenders shall not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

         3.9 Interest Periods. When Borrower requests any Eurodollar Rate Borrowing or a Fixed Rate Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option, one, two, three, or six months (in respect of any Eurodollar Rate Borrowing) and any period of up to six (6) months (with respect to any Fixed Rate Borrowing); provided, however, that: (a) the initial Interest Period for a Eurodollar Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Facility A Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Facility A Principal Debt; and (d) no more than an aggregate of ten (10) Interest Periods (including, without limitation, Interest Periods for Competitive Borrowings and Interest Periods under Facility B) shall be in effect at one time.

         3.10 Conversions. Borrower may (a) convert a Eurodollar Rate Borrowing on the last day of an Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Rate Borrowing, and
(c) elect a new Interest Period (in the case of a Eurodollar Rate Borrowing), by giving notice (a "NOTICE OF CONVERSION," substantially in the form of EXHIBIT B-2) of such intent no later than 10:00 a.m. Dallas, Texas time on the third Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a Eurodollar Rate Borrowing or an election of a new Interest Period), and no later than 10:00 a.m. Dallas, Texas time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that the principal amount converted to, or continued as, a Eurodollar Rate Borrowing shall be in an amount not less than $20,000,000 or a greater integral multiple of $1,000,000. Administrative Agent shall timely notify each Facility A Lender with respect to each Notice of Conversion. Absent Borrower's Notice of Conversion or election of a new Interest Period, a Eurodollar Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar Rate Borrowing may be either made or continued as a Eurodollar Rate Borrowing, and no Base Rate Borrowing may be converted to a Eurodollar Rate Borrowing, if the interest rate for such Eurodollar Rate Borrowing would exceed the Maximum Rate.

         3.11    Order of Application.

                 (a) So long as no Default or Potential Default has occurred and is continuing, payments and prepayments of the Obligation shall be applied in the order and manner as Borrower may direct; provided that, each such payment or prepayment (other than payments of fees payable solely to Administrative Agent, Facility B Administrative Agent, or a specific Lender) shall be allocated among Lenders in proportion to their respective Pro Rata Parts appropriate for the Facilities (or subfacilities thereunder) in respect of which such payments were made.

                 (b) If a Default or Potential Default has occurred and is continuing (or if Borrower fails to give directions as permitted under SECTION 3.11(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied in the following order:
         (i) to the ratable payment of all fees and expenses for which Administrative Agent, Facility B Administrative Agent, or Lenders have not been paid or reimbursed in accordance with the Facility A Loan Papers or the Facility B Loan Papers; (as used in this SECTION 3.11(b), a "ratable payment" for any Lender, Administrative Agent, or Facility B Administrative Agent shall be, on any date of determination, that proportion which the portion of the total fees and indemnities owed to such Lender, Administrative Agent, or Facility B Administrative Agent bears to the total aggregate fees and indemnities owed to all Lenders, Administrative Agent, and Facility B Administrative Agent on such date of determination); (ii) to the Pro Rata payment of all accrued and unpaid interest on the Principal Debt;
         (iii) to the payment of the Swing Principal Debt arising under Facility A; provided that, such payments shall be paid solely to NationsBank, unless the

         Facility A Lenders have purchased participations in the Swing Principal Debt pursuant to SECTION 2.3(b) hereof, in which case payment shall be allocated Pro Rata among NationsBank and such participating Facility A Lenders; (iv) to the ratable payment of any reimbursement obligation with respect to any LC issued pursuant to Facility A which is due and payable and which remains unfunded by any Borrowing under Facility A; provided that, such payments shall be allocated ratably among NationsBank and the Facility A Lenders which have funded their participation in such LC; (v) to the Pro Rata payment of the remaining Principal Debt in such order as Determining Lenders may elect (provided that, Determining Lenders will apply such proceeds in an order that will minimize any Consequential Loss); (vi) as a deposit with Administrative Agent, for the benefit of Facility A Lenders, as security for, and to provide for the payment of, any reimbursement obligations, if any, thereafter arising with respect to any issued and outstanding LCs issued pursuant to Facility A; and
         (vii) to the payment of the remaining Obligation in the order and manner Determining Lenders deem appropriate.

Subject to the provisions of SECTION 10 and provided that Administrative Agent shall in any event not be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including, without limitation, instructions from Determining Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall: (i) promptly distribute such amounts to each Facility A Lender in accordance with the Facility A Agreement and the related Facility A Loan Papers, and (ii) promptly distribute all payments allocable to Facility B or the Facility B Lenders to the Facility B Administrative Agent for distribution in accordance with Facility B and the related Facility B Loan Papers.

         3.12 Sharing of Payments, Etc.. If any Lender shall obtain any payment (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) which is in excess of its ratable share of any such payment, such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this section may to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

         3.13 Offset. Upon the occurrence and during the continuance of a Default, each Lender shall be entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which Borrower may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation owed to such Lender.

         3.14 Booking Borrowings. To the extent permitted by Law, any Facility A Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that no Affiliate shall be entitled to receive any greater payment under SECTION 3.16 than the transferor Facility A Lender would have been entitled to receive with respect to such Borrowings.

         3.15 Basis Unavailable or Inadequate for Eurodollar Rate. If, on or before any date on which a Eurodollar Rate is to be determined for a Borrowing, Administrative Agent determines that the basis for determining any such rate is not available or Determining Lenders determine that the resulting rate does not accurately reflect the cost to Facility A Lenders of making, maintaining, or converting Borrowings at such rate for the applicable Interest Period, then Administrative Agent shall promptly give notice of such determination to Borrower and Facility A Lenders (and such determination shall be conclusive and binding on Borrower, absent manifest error) and such Borrowing shall bear interest at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings. Until Administrative Agent notifies Borrower that the circumstances giving rise to such condition no longer exist, Facility A Lenders' commitments hereunder to make or maintain, or to convert to, Eurodollar Rate Borrowings shall be suspended and such Borrowings shall be made or maintained at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings. Subject to the terms and conditions of this Facility A Agreement, if Administrative Agent notifies Borrower that the circumstances giving rise to the suspension of Facility A Lenders' obligations to make or maintain Eurodollar Rate Borrowings no longer exist, Borrower shall be entitled to request Eurodollar Rate Borrowings and convert Base Rate Borrowings to Eurodollar Rate Borrowings as if the provisions of this Section had never applied.

         3.16    Additional Costs.

                 (a) If, in respect of all or any portion of any Facility A Lender's commitment hereunder, any Eurodollar Rate Borrowing, or any Fixed Rate Borrowing owed to any Facility A Lender (i) any present or future Law shall impose, modify, or deem applicable, or compliance by such Facility A Lender with any requirement (whether or not having the force of Law) of any Governmental Authority shall result in, any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, special, or other reserves) be maintained, and (ii) any of the same results in a reduction in any sums receivable by such Facility A Lender hereunder or an increase in the costs incurred by such Facility A Lender in advancing or maintaining any portion of any Eurodollar Rate Borrowing or any Fixed Rate Borrowing, then (A) such Facility A Lender (through Administrative Agent) shall notify Borrower upon becoming aware of same and deliver to Borrower a certificate setting forth in reasonable detail the amount necessary to compensate such Facility A Lender for such reduction or such increase (which certificate shall be conclusive and binding as to such amount, absent manifest error), and (B) Borrower shall promptly pay such amount to such Facility A Lender within ten (10) days after demand therefor.

                 (b) If with respect to all or any portion of any Borrowing or any LC, any present or future Law regarding capital adequacy or compliance by Administrative Agent (as issuer of LCs) or any Facility A Lender or its holding company with any request, directive, or requirement now existing or hereafter imposed by any Governmental Authority regarding capital adequacy (whether or not having the force of Law), or any change in the risk category of this transaction shall result in a reduction in the rate of return on any Facility A Lender's or Administrative Agent's capital as a consequence of its obligations under this Facility A Agreement to a level below that which it otherwise could have achieved by an amount deemed by it to be material (and it may, in determining such amount, utilize such assumptions and allocations of costs and expenses as it shall deem reasonable and may use any reasonable averaging or attribution method), then (unless the effect of such event is already reflected in the rate of interest then applicable hereunder) Administrative Agent or such Facility A Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate Administrative Agent or such Facility A Lender or its holding company therefor, which certificate shall be conclusive and binding absent manifest error, and Borrower shall promptly pay such amount to Administrative Agent (for the account of such

         Facility A Lender) or such Facility A Lender within ten (10) days after demand therefor. The provisions of and undertakings and indemnifications set forth in this SECTION 3.16 shall survive the satisfaction and payment of the Obligation and termination of this Facility A Agreement.

         3.17 Change in Laws. If at any time any Law shall make it unlawful for any Facility A Lender to make or maintain Eurodollar Rate Borrowings, then such Facility A Lender (through Administrative Agent) shall promptly notify Borrower and Administrative Agent, and (a) in respect of undisbursed funds, such Facility A Lender shall not be obligated to make any requested Borrowing which would be unlawful, and (b) in respect of any outstanding Borrowing (i) if maintaining such Borrowing until the last day of the Interest Period applicable thereto is unlawful, such Borrowing shall be converted to a Base Rate Borrowing as of the date of such notice, and Borrower shall pay any related Consequential Loss, or (ii) if not so prohibited by Law, such Borrowing shall be converted to a Base Rate Borrowing as of the last day of the Interest Period then applicable thereto, or (iii) if any such conversion will not resolve such unlawfulness, Borrower shall prepay promptly such Eurodollar Rate Borrowing, without penalty, but with any related Consequential Loss.

         3.18 Consequential Loss. Borrower shall indemnify each Facility A Lender against, and shall pay to such Facility A Lender within ten (10) days after demand, any Consequential Loss of such Facility A Lender. Such Consequential Loss shall include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which otherwise would have accrued on the principal amount so paid, converted, or not borrowed for the period from the date of such payment, conversion, or failure to borrow to the last day of the Interest Period for such Eurodollar Rate Borrowing (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Rate Borrowing which would have commenced on the date specified for such Borrowing) at the applicable rate of interest for such Eurodollar Rate Borrowing provided for in this Facility A Agreement over (b) the interest component of the amount such Facility A Lender would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period. When any Facility A Lender demands that Borrower pay any Consequential Loss, such Facility A Lender shall deliver to Borrower and Administrative Agent a certificate setting forth in reasonable detail the basis for imposing such Consequential Loss and the calculation of such amount thereof, which calculation shall be conclusive and binding absent manifest error. The provisions of and undertakings and indemnifications set forth in this SECTION 3.18 shall survive the satisfaction and payment of the Obligation and termination of this Facility A Agreement.

         3.19 Negative Pledge. Borrower hereby covenants and agrees (and agrees to cause each Restricted Company) not to directly or indirectly create, incur, grant, suffer, or permit to be created or incurred any Lien on any of the respective assets of such Restricted Companies, other than Permitted Liens. Furthermore, in the event that, notwithstanding the foregoing, any such Liens (other than Permitted Liens) are granted, incurred, or created, then (unless Determining Lenders shall consent to such grant, incurrence or creation), in addition to other Rights granted to Lenders hereunder or under applicable Law,
(a) Borrower (for itself and on behalf of the Restricted Companies) hereby grants to Lenders an equal and ratable Lien in and to the Property so encumbered, (b) any Person receiving the benefit of any such additional Liens shall be deemed to receive any such grant or conveyance of Liens for the ratable and pari passu benefit of Lenders and Administrative Agent and shall be deemed the bailee and agent for such Lenders for the sole purpose of holding any such collateral and Liens and perfecting Lenders' Liens therein; and (c) upon the request of Administrative Agent, Borrower (for itself and on behalf of the Restricted Companies) shall execute, and shall request the other Party to execute, all such documents and take all actions requested by Determining Lenders to more fully evidence and create such ratable, pari passu Liens in favor of Lenders and Administrative Agent.

SECTION 4        FEES.

         4.1 Treatment of Fees. Except as otherwise provided by Law, the fees described in this SECTION 4: (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Facility A Agreement, (c) shall be payable in accordance with SECTION 3.1, (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless such computation would result in interest being computed in excess of the Maximum Rate in which event such computation shall be made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Fees of Administrative Agent and Arranger. Borrower shall pay to Administrative Agent or Arranger, as the case may be, solely for their respective accounts, the fees described in that certain separate letter agreement dated as of May 22, 1997, between Borrower, Administrative Agent, and Arranger, which payments shall be made on the dates specified, and in amounts calculated in accordance with, such letter agreement.

         4.3 Standby LC Fees. Borrower shall pay to Administrative Agent, for the ratable benefit of Facility A Lenders, in accordance with their respective Pro Rata Parts, a fee for each LC, payable in installments in arrears, so long as such LC remains outstanding. Such installments shall be paid for the period from and including the date of issuance of the applicable LC to but excluding the next quarterly payment date (as hereinafter specified), and thereafter for the period from and including such quarterly payment date to but excluding the next quarterly payment date or (if earlier) the expiry date of such LC. Such installments shall be paid on each March 31, June 30, September 30, December 31, and (if earlier) the expiry date of such LC. Each such installment shall be in an amount equal to the product of (a) the Applicable Margin for Eurodollar Rate Borrowings in effect on the date of payment of such fee (and applied on a per annum basis) multiplied by (b) the face amount of such LC, and pro rated (in accordance with SECTION 4.1(f)) for the period for which such installment is due.

         4.4 LC Issuance and Fronting Fees. Borrower shall pay Administrative Agent, as the issuer of LCs and for the individual account of Administrative Agent, an LC issuance and fronting fee for each LC, payable in installments in arrears, so long as such LC remains outstanding. Such installments shall be paid for the period from and including the date of issuance of the applicable LC to but excluding the next quarterly payment date (as hereinafter specified), and thereafter for the period from and including such quarterly payment date to but excluding the next quarterly payment date or (if earlier) the expiry date of such LC. Such installments shall be paid on each March 31, June 30, September 30, December 31, and (if earlier) the expiry date of such LC. Each such installment shall be in an amount equal to the product of (a) 0.100% per annum multiplied by (b) the face amount of such LC, and pro rated (in accordance with SECTION 4.1(f)) for the period for which such installment is due. In addition, Borrower shall pay to Administrative Agent, for its individual account, standard administrative charges for LC amendments provided for in SECTION 2.2(c).

         4.5 Competitive Bid Fee. Each Competitive Bid Request under Facility A submitted by Borrower to Administrative Agent shall be accompanied by a competitive bid fee of $1500 (payable solely to Administrative Agent for its own account) and shall only request bids for a single Borrowing Date.

         4.6 Facility A Commitment Fees. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Facility A Lenders, a commitment fee, payable in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Facility A Termination Date, commencing September 30, 1997. Each installment shall be in an amount equal to the Applicable Margin for Commitment Fees under Facility A multiplied by the amount by which (i) the average daily Facility A Commitment exceeds (ii) the average daily Facility A Commitment Usage, in each case during the period from and including the last payment date to and excluding the payment date for such installment; provided that each such installment shall be calculated in accordance with SECTION 4.1(f). Solely for the purposes of this SECTION 4.6, (i) determinations of the average daily Facility A Commitment Usage shall exclude the Facility A Principal Debt of all Competitive Borrowings and Swing Line Borrowings (provided that, solely for NationsBank in its capacity as the Lender under the Swing Line Subfacility [and any successor Lender thereunder], Borrowings under the Swing Line Subfacility will be included in determining the Facility A Commitment Usage for such Lender up to, but not in excess of, the amount which causes the Facility A Commitment Usage of such Lender to equal the Committed Sum in respect of Facility A of such Lender); and (ii) "ratable" shall mean, for any period of calculation, with respect to any Facility A Lender, that proportion which (x) the average daily unused Facility A Committed Sum of such Facility A Lender during such period bears to (y) the amount of the average daily unused Facility A Commitment during such period.

SECTION 5        CONDITIONS PRECEDENT.

         5.1 Conditions Precedent to Closing. This Facility A Agreement shall not become effective unless Administrative Agent has received all of the agreements, documents, instruments, and other items described on SCHEDULE 5.1 (with sufficient copies for the Facility A Lenders).

         5.2     Conditions Precedent to a Permitted Acquisition.

                 (a) Prior to the consummation of any Acquisition pursuant to ITEM (a) of the definition of "Permitted Acquisition" (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall deliver to Administrative Agent a written certification that (i) all representations and warranties under the Loan Papers are true and correct immediately prior to and after giving effect to the Acquisition, and (ii) no Default or Potential Default exists at the time of the Acquisition and after giving effect to the Acquisition; provided that, no such written certification shall be required if the Purchase Price for the Acquisition does not exceed $50,000,000 (and does not exceed $50,000,000 when aggregated with all other Permitted Acquisitions satisfying the requirements of ITEM (a) under the definition of "Permitted Acquisition" consummated during the fiscal quarter of Borrower and its Restricted Subsidiaries in which the Acquisition occurs) so long as Borrower confirms in its next quarterly or annual Compliance Certificates required to be delivered pursuant to SECTIONS 7.3(a) and 7.3(b) its compliance with CLAUSES (i) and (ii) above with respect to such Acquisition consummated during the subject period.

                 (b) Prior to the consummation of any Acquisition (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall deliver to Administrative Agent all supplements to, or revisions of, SCHEDULES 6.13, 7.12, 7.13, and 7.20 which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition, so long as, on or prior to the date of consummation of such Acquisition, the consent of Determining Lenders with respect to such revised or supplemental Schedules have been obtained. In addition, prior to the consummation of any Acquisition pursuant to ITEMS (b) and (c) of the definition of "Permitted Acquisition" (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall have delivered to Administrative Agent a Permitted Acquisition

         Compliance Certificate (substantially in the form of EXHIBIT D-2 and otherwise acceptable to Administrative Agent).

         5.3 Conditions Precedent to Each Borrowing. In addition to the conditions stated in SECTION 5.1 and SECTION 5.2, Facility A Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing (including any Competitive Borrowing), and Administrative Agent will not be obligated to issue any LC, as the case may be, unless on the date of such Borrowing or issuance (and after giving effect thereto), as the case may be:
(a) Administrative Agent shall have timely received therefor a Notice of Borrowing, a Notice of LC (together with the applicable LC Agreement), or Notice of Competitive Borrowing as the case may be; (b) Administrative Agent shall have received, as applicable, the LC fees provided for in SECTION 4.3 and
4.4 hereof or the Competitive Bid fees as provided for in SECTION 4.5 hereof, if applicable; (c) all of the representations and warranties of any Consolidated Company set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers and, if applicable, supplemental Schedules have been delivered with respect thereto; provided that any changes to SCHEDULES 6.13, 7.12, 7.13 or 7.20 must also be approved by Determining Lenders); (d) no change in the financial condition of any Consolidated Company which is a Material Adverse Event shall have occurred; (e) no Default or Potential Default shall have occurred and be continuing; (f) the funding of such Borrowings and issuance of such LC, as the case may be, is permitted by Law; (g) in the event all or any part of the proceeds of the Borrowing will be used to finance a Permitted Acquisition contemplated by ITEMS (b) or (c) of the definition of Permitted Acquisition, Administrative Agent shall have timely received certified copies of any and all purchase agreements (together with, upon the request of Administrative Agent, all schedules and exhibits thereto) executed by any Consolidated Company in connection with such Permitted Acquisition, accompanied by all financial information, projections, and certifications required by the Loan Papers in connection with a Permitted Acquisition, including, without limitation, all items required in SECTION 5.2; and (i) all matters related to such Borrowing must be satisfactory to Determining Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Papers which are necessary to enable Borrower to qualify for such Borrowing. Each Notice of Borrowing and LC Agreement delivered to Administrative Agent shall constitute the representation and warranty by Borrower to Administrative Agent that the statements in CLAUSES
(c), (d), (e), and (f) above are true and correct in all respects. Each condition precedent in this Facility A Agreement is material to the transactions contemplated in this Facility A Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Determining Lenders, Lenders may fund any Borrowing, and Administrative Agent may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Determining Lenders specifically waive each such item in writing.

         5.4 Conditions Precedent to Extensions of Facility A Termination Date. In addition to the conditions stated in SECTION 2.5, SECTION 5.1, and
SECTION 5.3, Facility A Lenders shall not be obligated to extend the Facility A Termination Date until such time as the Restricted Companies have obtained the necessary Special Regulatory Approvals and have delivered to Administrative Agent (i) legal opinions of the Restricted Companies' regulatory counsel, in form and substance acceptable to Administrative Agent and its counsel, confirming that all Special Regulatory Approvals have been obtained by the Restricted Companies and no further approvals, authorizations, consents, adjudications or orders of the FCC or any state PUC are required to be obtained by the Restricted Companies in connection with the extension of the Facility A Termination Date; and (ii) any other evidence of such Special Regulatory Approvals as Administrative Agent or its counsel may reasonably request.

SECTION 6 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Facility A Lenders as follows:

         6.1 Purpose of Credit Facility. Borrower (a) will use (or will loan such proceeds to Restricted Subsidiaries to so use) all proceeds of Borrowings for one or more of the following: (i) working capital; (ii) general corporate purposes of the Restricted Companies; (iii) capital expenditures of the Restricted Companies; (iv) the financing of Permitted Acquisitions; (v) repayment of outstanding indebtedness under the Existing Agreement; and (vi) repayment of all or a portion of the redemption premium and outstanding indebtedness under the MFS Note Agreements or any Debt of Borrower issued in replacement of the MFS Note Agreements to the extent such Debt is permitted by
SECTION 7.12(f); and (b) will use all LCs issued pursuant to Facility A solely for purposes of providing Special Credit Support for any Restricted Company in the ordinary course of business of the Restricted Companies. No Restricted Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including, without limitation, the provisions of Regulations G, T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended). Without the prior written consent of Determining Lenders, no part of the proceeds of any Borrowing will be used to make any prepayments on, or redemptions of, any Debt evidenced by or associated with any Note Agreement except any payments or redemptions of any Debt under the MFS Note Agreements or any Debt of Borrower issued in exchange for the MFS Note Agreements to the extent such Debt is permitted by SECTION 7.12(f).

         6.2 Existence, Good Standing, Authority, and Authorizations. Each Restricted Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on SCHEDULE 6.2, as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). Except where failure could not be a Material Adverse Event, each Restricted Company (a) is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, permits, Authorizations, and franchises to use its assets and conduct its business as is now being, or is contemplated herein to be, conducted, except where failure could not be a Material Adverse Event. No Authorization is required to authorize, or is required in connection with, the execution, delivery, legality, validity, binding effect, performance, or enforceability of the Loan Papers or any Permitted Acquisition (including any change of control occurring as a result thereof) consummated on or prior to the date this representation or warranty (or reconfirmation thereof) is made under the Loan Papers, except (i) as shall have been obtained upon or prior to the consummation of the relevant Permitted Acquisition or upon the occurrence of any event for which Special Regulatory Approvals are required, and (ii) those Authorizations the failure of which to be obtained or made could not be a Material Adverse Event and, in the case of the relevant Permitted Acquisition, would not reasonably be expected to materially impair the value to the Restricted Companies of, or the benefits to be derived by the Restricted Companies from, the relevant Permitted Acquisition. The Restricted Companies have obtained all Authorizations of the FCC and any applicable PUC necessary to conduct their businesses, and all such Authorizations are in full force and effect, without conditions, except such conditions as are generally applicable to holders of such Authorizations. There are no violations of any such Authorizations which could, individually or collectively, be a Material Adverse Event, nor are there any proceedings pending or, to the knowledge of Borrower, threatened against the Restricted Companies to revoke or limit any such Authorization which could, individually or collectively, be a Material Adverse Event, and Borrower has no knowledge that any such Authorizations will not be renewed in the ordinary course, except for any nonrenewals that could not be a Material Adverse Event.

         6.3 Subsidiaries; Capital Stock. Borrower has no Subsidiaries except as disclosed on SCHEDULE 6.2 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). Each Unrestricted Subsidiary is identified as such on SCHEDULE 6.2. All of the outstanding shares of capital stock (or similar voting interests) of each Restricted Subsidiary are duly authorized, validly issued, fully paid, and nonassessable and are owned of record and beneficially as set forth on SCHEDULE 6.2 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers), free and clear of any Liens, restrictions, claims, or Rights of another Person, other than Permitted Liens, and none of such shares owned by any Restricted Company is subject to any restriction on transfer thereof except for restrictions imposed by securities Laws and general corporate Laws. No Restricted Subsidiary has outstanding any warrant, option, or other Right of any Person to acquire any of its capital stock or similar equity interests, except as set forth on SCHEDULE
6.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Papers). The Receivables Subsidiary is not engaged in any activity, nor does it own any asset, other than those incidental to Accounts Receivable Financings.

         6.4 Authorization and Contravention. The execution and delivery by each Restricted Company of each Loan Paper to which it is a party and the performance by such Restricted Company of its obligations thereunder (a) are within the corporate power of such Restricted Company, (b) will have been duly authorized by all necessary corporate action on the part of such Restricted Company when such Loan Paper is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Paper) other than, on or prior to the satisfaction of the conditions precedent set forth in SECTION 5.4, the Special Regulatory Approvals, (d) will not violate any provision of the charter or bylaws of such Restricted Company, (e) will not violate any provision of Law applicable to it, other than such violations which individually or collectively could not be a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which it is a party, other than such violations which could not be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Consolidated Company. The Restricted Companies have (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Papers.

         6.5 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Paper will constitute a legal, valid, and binding obligation of each Restricted Company party thereto, enforceable against each such Restricted Company in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         6.6 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Consolidated Companies and of MFS and its Subsidiaries (as the case may be) as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Consolidated Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. Except for transactions directly related to, or specifically contemplated by, the Loan Papers, there have been no changes in the consolidated financial condition of the Consolidated Companies from that shown in the Current Financials after such date which could be a Material Adverse Event, nor has Borrower or any Restricted Company or Consolidated Company (as the case may be) incurred any liability (including, without limitation, any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could be a Material Adverse Event.

         6.7 Litigation, Claims, Investigations. No Restricted Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Restricted Company, and, if so adversely determined, could (individually or collectively with other Litigation) be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $100,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $100,000,000 or more which is not either (i) stayed on appeal or (ii) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Restricted Company in accordance with GAAP. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or threatened by or against any Restricted Company which could be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Restricted Company that could be a Material Adverse Event.

         6.8 Taxes. All Tax returns of each Consolidated Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Consolidated Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Permitted Liens (as specified in SECTION 7.13(b)(vii)) have been satisfied or for which nonpayment thereof could not constitute a Material Adverse Event.

         6.9 Environmental Matters. No Consolidated Company (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Consolidated Company that could be a Material Adverse Event, (b) knows of any violation by any Consolidated Company of any Environmental Law, except for such violations that could not be a Material Adverse Event, or (c) knows that any Consolidated Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that could not be a Material Adverse Event; provided, however, that each Consolidated Company (x) to the best of its knowledge, has in full force and effect all environmental permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

         6.10 Employee Benefit Plans. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in section 302 of ERISA and section 412 of the Code, (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code) which would be a Material Adverse Event, and (e) no Reportable Event has occurred which is likely to result in the termination of an Employee Plan. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan

(based on those actuarial assumptions used to fund such Employee Plan) did not, as of the last annual valuation date for the 1996 plan year of such Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the 1996 plan year of each such Plan, exceed the value of the assets of all such plans.

         6.11 Properties; Liens. Each Restricted Company has good and marketable title to (or, in the case of Rights of Way, the right to use) all its property reflected on the Current Financials, except for (a) property that is obsolete, (b) property that has been disposed of in the ordinary course of business, (c) property with title defects or failures in title which would not be a Material Adverse Event, or (d) as otherwise permitted by the Loan Papers. Except for Permitted Liens, there is no Lien on any property of any Restricted Company, and the execution, delivery, performance, or observance of the Loan Papers will not require or result in the creation of any Lien on such property.

         6.12 Government Regulations. No Restricted Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any PUC or public service commission) which regulates the incurrence of Debt.

         6.13 Transactions with Affiliates. Except as disclosed on SCHEDULE 6.13, no Consolidated Company is a party to a material transaction with any of its Affiliates (excluding transactions between or among Restricted Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Consolidated Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this SECTION 6.13, a transaction is "material" if it requires any Consolidated Company to pay more than $50,000,000 during the term of the agreement governing such transaction.

         6.14 Debt. No Restricted Company is an obligor on any Debt other than Permitted Debt. The Receivables Subsidiary is not an Obligor on any Debt other than any Debt arising under the Accounts Receivable Financing permitted by the Loan Papers.

         6.15 Material Agreements. There are no failures of any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is a party to be in full force and effect which could be a Material Adverse Event, and no default or potential default exists on the part of any Restricted Company thereunder, which could be a Material Adverse Event. All of the Obligation constitutes "senior debt" under the terms of the documents evidencing the MFS Subordinated Debt or any other subordinated Debt issued pursuant to any Note Agreement.

         6.16 Insurance. Each Restricted Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

         6.17 Labor Matters. There are no actual or threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Restricted Company that could be a Material Adverse Event. Hours worked by and payment made to employees of the Restricted Companies have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters, other than any such violations, individually or collectively, which could not constitute a Material Adverse Event. All payments due from any Restricted Company on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, constitute a Material Adverse Event.

         6.18 Solvency. At the time of each Borrowing hereunder and on the date of each Permitted Acquisition, each Restricted Company is (and after giving effect to the transactions contemplated by the Loan Papers, any Permitted Acquisition, and any incurrence of additional Debt will be) Solvent.

         6.19 Intellectual Property. Each Restricted Company owns or has sufficient and legally enforceable rights to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as heretofore conducted by it, now conducted by it, and now proposed to be conducted by it. Each Restricted Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any such infringements or claims which, if successfully asserted against or determined adversely to any Restricted Company, could not, individually or collectively, constitute a Material Adverse Event.

         6.20 Compliance with Laws. No Consolidated Company is in violation of any Laws, other than such violations which could not, individually or collectively, be a Material Adverse Event. No Consolidated Company has received notice alleging any noncompliance with any Laws, except for such noncompliance which no longer exists, or which could not constitute a Material Adverse Event.

         6.21 Regulation U. "Margin Stock" (as defined in Regulation U) constitutes less than 25% of those assets of the Consolidated Companies which are subject to any limitation on sale, pledge, or other restriction hereunder.

         6.22 Full Disclosure. There is no material fact or condition relating to the Loan Papers or the financial condition, business, or property of any Consolidated Company which could be a Material Adverse Event and which has not been related, in writing, to Administrative Agent. All information heretofore furnished by any Consolidated Company to any Facility A Lender or Administrative Agent in connection with the Loan Papers was, and all such information hereafter furnished by any Consolidated Company to any Facility A Lender or Administrative Agent will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

SECTION 7 COVENANTS. Borrower covenants and agrees (and agrees to cause each other Restricted Company and Consolidated Company to the extent any covenant is applicable to such Restricted Company or Consolidated Company) to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Facility A Lenders are committed to fund Borrowings and Administrative Agent is committed to issue LCs under this Facility A Agreement and thereafter until the payment in full of the Facility A Principal Debt (and termination of outstanding LCs, if any) and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Determining Lenders:

         7.1 Use of Proceeds. Borrower shall use the proceeds of Borrowings only for the purposes represented herein.

         7.2 Books and Records. The Consolidated Companies shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

         7.3 Items to be Furnished. Borrower shall cause the following to be furnished to Administrative Agent for delivery to Facility A Lenders:

                 (a) Promptly after preparation, and no later than 90 days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (and calculated separately for (i) MFS and its Subsidiaries on a consolidated basis for so long as MFS and its Subsidiaries are Unrestricted Subsidiaries, and (ii) for any fiscal year of Borrower in which either (A) the Operating Cash Flow of the Unrestricted Subsidiaries is greater than 7.5% of total Operating Cash Flow of the Consolidated Companies, or
         (B) the value of the assets (determined in accordance with GAAP) of the Unrestricted Subsidiaries (excluding the Receivables Subsidiary) is greater than 7.5% of the aggregate value of all assets (determined in accordance with GAAP) of the Consolidated Companies, each other Unrestricted Subsidiary designated from time to time pursuant to
         SECTION 7.27) as of, and for the year ended on, such day, accompanied by:

                          (i)     the unqualified opinion of a firm of
                 nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements (calculated with respect to the Consolidated Companies) were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Consolidated Companies;

                          (ii) any management letter prepared by such accounting firm;

                          (iii) a certificate from such accounting firm to Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained such knowledge, the nature and period of existence thereof;

                          (iv) a letter from such accounting firm addressed to Borrower, with a copy to Administrative Agent, acknowledging that (A) Borrower plans to provide Administrative Agent with such audited Financial Statements and accompanying audit report, (B) Administrative Agent has informed Borrower that Administrative Agent and Facility A Lenders intend to rely on such firm's audit report accompanying such Financial Statements, and (C) Borrower intends for Administrative Agent and Facility A Lenders to so rely; and

                          (v) a Compliance Certificate with respect to such Financial Statements.

                 (b) Promptly after preparation, and no later than 45 days after the last day of each fiscal quarter of Borrower (other than the fourth fiscal quarter of each fiscal year), Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (and calculated separately for (i) MFS and its Subsidiaries on a consolidated basis for so long as MFS and its Subsidiaries are Unrestricted Subsidiaries, and (ii) for any fiscal year of Borrower in which either (A) the Operating Cash Flow of the Unrestricted Subsidiaries is greater than 7.5% of total Operating Cash Flow of the Consolidated Companies, or (B) the value of the assets (determined in accordance with GAAP) of the Unrestricted Subsidiaries (excluding the Receivables Subsidiary) is greater than 7.5% of the aggregate value of all assets (determined in accordance with GAAP) of the Consolidated

         Companies, each other Unrestricted Subsidiary designated from time to time pursuant to SECTION 7.27) for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day, accompanied by a Compliance Certificate with respect to such Financial Statements.

                 (c) On or prior to March 31 of each fiscal year of Borrower, the financial budget for such fiscal year, accompanied by a certificate executed by a Responsible Officer certifying that such budget was prepared by Borrower based on assumptions which, in light of the historical performance of the Restricted Companies and their prospects for the future, are realistic and achievable.

                 (d) Notice, promptly after Borrower knows or has reason to know of (i) the existence and status of any Litigation which could be a Material Adverse Event, or of any order or judgment for the payment of money which (individually or collectively) is in excess of $100,000,000, or any warrant of attachment, sequestration or similar proceeding against a Consolidated Company's assets having a value (individually or collectively) of $100,000,000, (ii) any material change in any material fact or circumstance represented or warranted in any Loan Paper, (iii) a Default or Potential Default, specifying the nature thereof and what action Borrower or any other Consolidated Company has taken, is taking, or proposes to take with respect thereto, (iv) the receipt by any Consolidated Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization granted by the FCC or any applicable PUC, or any other Authorization which any Consolidated Company is required to hold in order to operate its business in compliance with all applicable Laws, other than such expirations, terminations, suspensions, or modifications which individually or in the aggregate would not constitute a Material Adverse Event, (v) any federal, state, or local statute, regulation, or ordinance or judicial or administrative order limiting or controlling the operations of any Consolidated Company which has been issued or adopted hereafter and which is of material adverse importance or effect in relation to the operation of any Consolidated Company, (vi) the receipt by any Consolidated Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could individually or collectively with other such violations or allegations, constitute a Material Adverse Event, or (vii) (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of Borrower to the PBGC in an aggregate amount exceeding $100,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (C) Borrower's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (D) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $10,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

                 (e) Promptly after any of the information or disclosures provided on any of the Schedules delivered pursuant to this Facility A Agreement becomes outdated or incorrect in any material respect, such revised or updated Schedule(s) as may be necessary or appropriate to update or correct such information or disclosures; provided that in the case of updates to SCHEDULES 6.13, 7.12, 7.13, and 7.20, the information thereon shall not be deemed accepted for purposes of this Facility A Agreement or become part of the Loan Papers unless approved by Determining Lenders.

                 (f) Promptly after preparation, true, correct, and complete copies of all material reports or filings filed by or on behalf of any Consolidated Company with any Governmental Authority (including the FCC and the Securities and Exchange Commission).

                 (g) Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K, Form 10-Q, and Form 8-K filed by or on behalf of Borrower or any Consolidated Company with the Securities and Exchange Commission.

                 (h) Promptly upon request therefor by Administrative Agent or Lenders holding at least 25% of the Total Commitment (through Administrative Agent), such information (not otherwise required to be furnished under the Loan Papers) respecting the business affairs, assets, and liabilities of the Consolidated Companies, and such opinions, certifications and documents, in addition to those mentioned in this Facility A Agreement, as reasonably requested.

         7.4 Inspections. Upon reasonable notice, the Consolidated Companies shall allow Administrative Agent or any Facility A Lender (or their respective Representatives) to inspect any of their properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of their affairs, conditions, and finances with the Consolidated Companies' other creditors, directors, officers, or employees, or other representatives, and at any time after the occurrence and during the continuance of a Default, with the Consolidated Companies' independent accountants, from time to time, during reasonable business hours; provided that, notwithstanding the foregoing, prior to the occurrence of a Default or Potential Default, Administrative Agent or any Facility A Lender (or their respective Representatives) will obtain the prior approval of a Responsible Officer prior to any such discussions with officers or employees of the Consolidated Companies; provided, further, that, if a Default or Potential Default has occurred and is continuing, no such prior approval from a Responsible Officer shall be required to have been obtained by any Facility A Lender, Administrative Agent or their respective Representatives.

         7.5 Taxes. Each Consolidated Company (a) shall promptly pay when due any and all Taxes other than Taxes the applicability, amount or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) shall not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         7.6 Payment of Obligations. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Papers. Each Restricted Company (a) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations [other than the Obligation arising under the Loan Papers] are being contested in good faith by appropriate proceedings), and (b) shall not (i) at any time a Default or Potential Default exists or would be caused by such payment, make any voluntary prepayment of principal of, or interest on, any other Debt (other than the Obligation), whether subordinate to the Obligation or not or (ii) use proceeds from Facility A or Facility B to make any voluntary prepayment of principal of, or interest on, or sinking fund payment in respect of any Note Agreement, other than prepayments or redemptions of any Debt under the MFS Note Agreements or any Debt of Borrower issued in exchange for the MFS Note Agreements in compliance with SECTION 7.12(f).

         7.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by SECTION 7.26, each Restricted Company shall at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof; and
(d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by the FCC or any applicable PUC which may at any time and from time to time be necessary for the Consolidated Companies to operate their businesses in compliance with applicable Law, where the failure to so renew, extend, or continue in effect could be a Material Adverse Event.

         7.8 Insurance. Each Consolidated Company shall, at its cost and expense, maintain insurance with financially sound and reputable insurers, in such amounts, and covering such risks, as shall be ordinary and customary for similar companies in the industry. Each Consolidated Company shall deliver to Administrative Agent certificates of insurance for each such policy of insurance and evidence of payment of all premiums thereon.

         7.9 Preservation and Protection of Rights. Each Consolidated Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Determining Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Paper.

         7.10 Employee Benefit Plans. Borrower shall not directly or indirectly, engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code), and Borrower and its ERISA Affiliates shall not, directly or indirectly, (a) incur any "accumulated funding deficiency" as such term is defined in section 302 of ERISA with respect to any Employee Plan, (b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding or withdrawal would result in liability on the part of Borrower in excess of $50,000,000.

         7.11 Environmental Laws. Each Consolidated Company shall (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, (b) shall promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Consolidated Company or at any facility operated by any Consolidated Company to the extent and degree necessary to comply with Law and to assure that any Release or threatened Release does not result in a substantial endangerment to human health or the environment, and (c) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to each Consolidated Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property.

         7.12 Debt. No Restricted Company shall, directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt, other than:

                 (a)      The Obligation;

                 (b)      Debt incurred by Borrower under any Financial Hedge;

                 (c) Debt between Restricted Companies, or Debt of any Restricted Company to the Receivables Subsidiary;

                 (d) Debt existing on the Closing Date (or such later date as such Schedule is revised or supplemented with the consent of Determining Lenders), as more particularly described on SCHEDULE 7.12 (the "EXISTING DEBT");

                 (e) Debt not otherwise permitted by this SECTION 7.12 (including, without limitation, Capital Leases or Debt assumed or created in connection with any Permitted Acquisition) of any Restricted Company, so long as (a) no Default or Potential Default exists on the date any such Debt is created, incurred, or assumed or arises as a result of or after giving effect to any such Debt incurrence; and (b) the aggregate amount of all such additional Debt of the Restricted Companies, when aggregated with the principal amount of Existing Debt then outstanding, does not exceed, at the time of any determination thereof, 7.5% of the amount of Total Debt for which the Restricted Companies may be obligated without violating the Leverage Ratio requirements set forth in SECTION 7.28(a); provided that, the additional Debt permitted by this SECTION 7.12(e) is further limited as it relates to such Debt of the Restricted Subsidiaries, such that the Restricted Subsidiaries may not be obligated for, or create, incur, or assume Debt (including, without limitation, amounts outstanding on any date of determination under Capital Leases, Debt assumed or created in connection with any Permitted Acquisition and any Existing Debt pursuant to SECTION 7.12(d)) which, after giving effect to the incurrence thereof, would cause the aggregate amount of such Debt for all such Restricted Subsidiaries on any date of determination to exceed the lesser of (i) $100,000,000 or (ii) an amount which, when aggregated with the Debt of Borrower incurred pursuant to SECTION 7.12(d) and outstanding on any such date of determination, does not exceed 7.5% of the amount of Total Debt for which the Restricted Companies may be obligated without violating the Leverage Ratio requirement set forth in SECTION 7.28(a);

                 (f)      Debt of Borrower not otherwise permitted by this
         SECTION 7.12 arising under or in connection with public or privately-placed notes, debentures, bonds, debt securities, or related indentures, or credit arrangements or other agreements, so long as (i) no Default or Potential Default exists on the date any such Debt is created or arises as a result of any borrowing thereunder; (ii) the provisions of the documents evidencing such Debt are not materially more restrictive (as reasonably determined by Administrative Agent) than the provisions of the Loan Papers, including, without limitation, any requirements for mandatory prepayments or redemptions at any time where similar payments are not required under the Loan Papers; (iii) such Debt is unsecured senior or unsecured subordinated Debt; and (iv) the documents pursuant to which such Debt is issued are reasonably satisfactory to Administrative Agent and its counsel;

                 (g) Debt (including any Debt of the Receivables Subsidiary to any Restricted Company) arising under or in connection with any Accounts Receivable Financing to the extent such Accounts Receivable Financing and the related Accounts Receivable Financing Amount is permitted by SECTION 7.23(e);

                 (h) Debt of any Restricted Company to any Unrestricted Company (other than the Receivables Subsidiary) so long as (i) such Debt is subordinate in right of payment to the Obligation upon terms satisfactory to Administrative Agent and its counsel and (ii) such Debt is incurred and maintained in compliance with SECTIONS 7.12(e) and 7.14 (it being understood that such subordinated Debt shall be included in Debt for purposes of the calculations and determinations made in accordance with SECTION 7.12(e)); and

                 (i) On and after the date that MFS and its Subsidiaries are designated as Restricted Subsidiaries pursuant to SECTION 7.27 (the "DESIGNATION DATE"), Debt of MFS and its Subsidiaries arising under the MFS Note Agreements, so long as (i) no Default or Potential Default exists on such Designation Date, (ii) the provisions of the MFS Note Agreements are not materially more restrictive (as reasonably determined by Administrative Agent) than the provisions of the Loan Papers, including, without limitation, any requirements for mandatory prepayments or redemptions at any time where similar payments are not required under the Loan Papers; (iii) such Debt is unsecured; (iv) the MFS Note Agreements are reasonably satisfactory to Administrative Agent and its counsel; and (v) the aggregate principal amount then-outstanding under the MFS Note Agreements shall never exceed an amount equal to 49.9% of the outstanding indebtedness under the MFS Note Agreements immediately prior to the date upon which a portion of the Debt outstanding under the MFS Note Agreements is assumed by Borrower or otherwise repaid as contemplated by SECTION 7.27.

         7.13    Liens.  No Restricted Company will, directly or indirectly,
(a) enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Restricted Company from creating or incurring any Lien on any of its assets, other than the Loan Papers, any Note Agreement, or any Receivables Documents evidencing Accounts Receivable Financings permitted by SECTION 7.23(e) (so long as any such Lien prohibition under such Receivables Documents is limited to the Receivables Program Assets transferred by such Receivables Documents), operating leases or Capital Leases (so long as any such Lien prohibition under such leases is limited to the property being leased thereunder), any arrangements or agreements relating to the Rights of Way and existing on January 5, 1995 (so long as any such Lien prohibition under any such arrangement or agreement is limited to the Rights of Way and related interests), and any other arrangements or agreements entered into by WTG or any Subsidiary thereof on or before January 5, 1995, which arrangements or agreements are permitted under this Facility A Agreement, or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

                 (i) Liens existing on the Closing Date as more particularly described on SCHEDULE 7.13 (collectively, the "EXISTING LIENS"), together with renewals and extensions thereof but not increases in the principal Debt secured thereby;

                 (ii) Additional Liens (herein so called) securing Debt permitted under SECTION 7.12(e) so long as (i) no Default or Potential Default exists on the date any such Lien is granted or created and
         (ii) the aggregate amount of all Debt secured by any such Additional Lien, does not exceed the amount of additional Debt permitted in
         SECTION 7.12(e) on any date of determination;

                 (iii) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, and reasonable and customary reserves established in connection with the sale of Receivables permitted pursuant to SECTION 7.23(e);

                 (iv) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Restricted Companies;

                 (v) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                 (vi) Liens of landlords or of mortgages of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

                 (vii) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits;
         (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (iv) adverse judgments on appeal;

                 (viii) Liens on the Receivables Program Assets created pursuant to any Receivables Documents evidencing Accounts Receivables Financings permitted by SECTION 7.23(e); and

                 (ix) Any attachment or judgment Lien not constituting a Default or Potential Default.

         7.14 Transactions with Affiliates. Except for those transactions listed on SCHEDULE 6.13, no Restricted Company shall enter into any material transaction with any of its Affiliates (excluding transactions among or between Restricted Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate and sales and contributions of Receivables Program Assets from Borrower or certain Restricted Subsidiaries to the Receivables Subsidiary pursuant to an Accounts Receivable Financing permitted by SECTION 7.23(e). For purposes of this SECTION 7.14, a transaction is "material" if it requires any Consolidated Company to pay more than $50,000,000 during the term of the agreement governing such transaction.

         7.15 Compliance with Laws and Documents. No Restricted Company shall violate the provisions of any Laws applicable to it, including, without limitation, all rules and regulations promulgated by the FCC or any applicable PUC, or any material written or oral agreement, contract, commitment, or understanding to which it is a party, if such violation alone, or when aggregated with all other such violations, could be a Material Adverse Event; no Consolidated Company shall violate the provisions of its charter or bylaws, or modify, repeal, replace, or amend any provision of its charter or bylaws, if such action could adversely affect the Rights of Facility A Lenders.

         7.16 Permitted Acquisitions. In connection with each Permitted Acquisition (other than any Permitted Acquisition meeting the requirements of ITEM (a) under the definition of "Permitted Acquisition" with respect to which no written compliance certification is required on the closing date of such Acquisition), Borrower shall within 10 days following the consummation of such Permitted Acquisition deliver, or cause to be delivered to, Administrative Agent (with sufficient copies for Facility A Lenders) each of the following items: (a) if the information on any Schedule changes or is incomplete as a result





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of such Permitted Acquisition (other than revisions or supplements to SCHEDULES
6.13, 7.12, 7.13, and 7.20, which revised or supplemental Schedules must be submitted and approved by Determining Lenders in accordance with SECTION 5.2), revised or supplemental Schedules to the Facility A Agreement which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition; (b) copies of any lien searches or certificates of authority and good standing and any filing officer certificates (or commercial reports similar thereto) obtained by or delivered to Borrower in connection with the Acquisition; (c) such other agreements, documents, instruments, opinions, certificates, and evidences as Administrative Agent may reasonably request. Administrative Agent shall, upon request of Borrower, confirm to Borrower that it has received all such items so requested and that all matters required to be satisfactory to the Administrative Agent are satisfactory.

         7.17 Assignment. Borrower shall not assign or transfer any of its Rights, duties, or obligations under any of the Loan Papers.

         7.18 Fiscal Year and Accounting Methods. No Consolidated Company will change its fiscal year for book accounting purposes or its method of accounting other than (i) immaterial changes in methods or as required by GAAP, or (ii) in connection with a Permitted Acquisition, such changes to the newly-acquired entity so as to conform its fiscal year and its method of accounting to those of the Consolidated Companies.

         7.19 Government Regulations. No Restricted Company will conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of any PUC or public service commission) which regulates the incurrence of Debt.

         7.20 Loans, Advances, and Investments. Except as permitted by SECTIONS 7.21 or 7.26, no Restricted Company shall make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person, other than (a) readily marketable, direct, full faith and credit obligations of the United States of America, or obligations guaranteed by the full faith and credit of the United States of America, maturing within one year from the date of acquisition, (b) readily marketable obligations (including repurchase obligations) of any agency, instrumentality of, or corporation owned, controlled, or sponsored by, the United States of America, that are generally considered in the securities industry to be implicit obligations of the United States of America, maturing within one year from the date of acquisition; (c) short term certificates of deposit and time deposits, which mature within one year from the date of issuance and which are fully insured by the Federal Deposit Insurance Corporation or are issued by commercial banks organized under the Laws of the United States or any state thereof, Canada, western Europe, or Japan, with a long term debt rating of "A" or better by S&P or of "A2" or better by Moody's or with a short term commercial paper rating of "A- 1" or better by S&P or "P-1" or better by Moody's; (d) commercial paper maturing in 270 days or less from the date of issuance and rated either "P-1" or "P-2" by Moody's, or "A-1" or "A-2" by S&P; (e) readily marketable tax-free municipal bonds of a domestic issuer maturing in three years or less from the date of acquisition thereof, which are rated "Aaa" or better by Moody's, or "AAA" or better by S&P; (f) demand deposit accounts or readily redeemable "money market mutual funds" sponsored by a bank meeting the requirements of CLAUSE (c) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types otherwise permitted in CLAUSE (a)-(e) hereof and which demand deposit accounts or money market mutual funds are maintained in the ordinary course of business; (g) loans, advances, extensions of credit, capital contributions and other investments between Restricted Companies or between Restricted





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Companies and the Receivables Subsidiary; provided that, any loans, advances, extensions of credit, capital contributions, and other investments by any Restricted Company in or to the Receivables Subsidiary shall be made solely in connection with an Accounts Receivable Financing permitted by SECTION 7.23(E);
(h) Permitted Acquisitions; (i) trade accounts receivable (including, without limitation, trade accounts receivable evidenced by promissory notes) which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms; (j) other investments or commitments to make investments existing on the Closing Date and described on
SCHEDULE 7.20; and (k) other loans, advances, and investments, so long as (x) the aggregate principal amount or market value of such loans, advances, or investments (as the case may be) does not exceed 5% of the Consolidated Net Worth of the Restricted Companies on any date of determination, (y) no Default or Potential Default exists, and (z) no Restricted Company makes any investment under this CLAUSE (k) whereby it incurs any liability as a general partner.

         7.21 Permitted Distributions. So long as any Default or Potential Default exists or will exist as a result of any such Distribution, no Restricted Company may directly or indirectly declare, make, or pay any Distribution, other than Distributions made or paid, directly or indirectly, to Borrower. Any Distribution permitted hereunder is permitted only to the extent such Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction.

         7.22 Restrictions on Subsidiaries. No Restricted Subsidiary shall enter into or permit to exist any material arrangement or agreement (other than the Loan Papers) which directly or indirectly prohibits any such Restricted Subsidiary from (a) declaring, making, or paying, directly or indirectly, any Distribution to Borrower or any other Restricted Subsidiary, (b) paying any Debt owed to Borrower or any other Restricted Subsidiary, (c) making loans, advances, or investments to Borrower or any other Restricted Subsidiary, or (d) transferring any of its property or assets to Borrower or any other Restricted Subsidiary.

         7.23 Sale of Assets. No Restricted Company shall sell, assign, transfer, or otherwise dispose of any of its assets other than (a) sales of inventory in the ordinary course of business, (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales of immaterial assets for consideration not less than the fair market value thereof, (d) dispositions of obsolete assets, (e) the sale, assignment, transfer, or other disposition of undivided percentage interests in the Receivables Program Assets pursuant to any Accounts Receivables Financing, so long as the aggregate Accounts Receivable Financing Amount payable from the Receivables Program Assets to the purchasers under all such Accounts Receivables Financings does not exceed $750,000,000, and (f) if no Default or Potential Default then exists or arises as a result thereof, sales of other assets (including sales of accounts receivable to the extent such accounts receivable are sold in conjunction with the sale of a business but excluding all other sales of accounts receivable); provided that, the aggregate fair market value of all assets sold on or after the Closing Date pursuant to this CLAUSE (f) shall not exceed, on any date of determination, 49% of the Annualized Operating Cash Flow of the Restricted Companies determined as of the fiscal quarter then most recently ended.

         7.24 Sale-Leaseback Financings. Except for the Sale-Leaseback Financings and any extensions, amendments, or modifications thereto, no Restricted Company will enter into any sale-leaseback arrangement with any Person pursuant to which such Restricted Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Restricted Company to any other Person.





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         7.25    Amendments to Agreements.  With respect to any Note Agreement, any MFS Note Agreement (except in connection with any amendment of the MFS Note Agreements occurring on or before the "Designation Date" as contemplated by
SECTION 7.12(i)), and any agreement evidencing MFS Subordinated Debt permitted pursuant to SECTION 7.12(h) without the prior written consent of Determining Lenders, no Restricted Company will (a) execute any material amendment, modification, or supplement thereto, or (b) consent to any material departure therefrom.

         7.26 Mergers and Dissolutions; Sale of Capital Stock. No Restricted Company will, directly or indirectly, merge or consolidate with any other Person, other than (a) as a result of a Permitted Acquisition, (b) mergers or consolidations involving Borrower if Borrower or a Permitted Successor Corporation is the surviving entity, (c) mergers among wholly-owned Restricted Companies; provided that, in any merger involving Borrower (including a Permitted Acquisition effected as a merger), Borrower or a Permitted Successor Corporation must be the surviving entity, and, in any merger involving any other Restricted Company (including a Permitted Acquisition effected as a merger), a Restricted Subsidiary must be the surviving entity, (d) as previously approved by Determining Lenders, and (e) mergers between Restricted Companies and Unrestricted Subsidiaries; provided that, in any merger under this CLAUSE (e) involving Borrower (including a Permitted Acquisition effected as a merger), Borrower or a Permitted Successor Corporation must be the surviving entity, and, in any merger involving any other Restricted Company (including a Permitted Acquisition effected as a merger), a Restricted Subsidiary must be the surviving entity. No Restricted Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than (x) liquidations, wind ups, or dissolutions incident to mergers permitted under this SECTION 7.26, or (y) liquidations, wind ups, or dissolutions of a Restricted Subsidiary if no Default or Potential Default exists or would result therefrom and its assets are transferred to another Restricted Company. No Restricted Company may sell, assign, lease, transfer, or otherwise dispose of the capital stock (or other ownership interests) of any other Restricted Company, except for sales, leases, transfers, or other such distributions to another Restricted Company.

         7.27 Designation of Unrestricted Companies; Redesignation of MFS and its Subsidiaries. So long as no Default or Potential Default exists or arises as a result thereof, Borrower may from time to time change the designation of any Subsidiary from a Restricted Subsidiary to an Unrestricted Subsidiary, or vice versa; provided that, (a) Borrower shall provide Administrative Agent written notification of such designation, and (b) Borrower amends SCHEDULE 6.2 to reflect the change in designation. MFS and its Subsidiaries shall not be redesignated as "Restricted Subsidiaries" until the date upon which (i) more than 50% of the Debt outstanding under the MFS Note Agreements is (A) assumed in whole or in part by Borrower and such assumed Debt satisfies the requirements of SECTION 7.12(f) and/or (B) reduced or repaid in whole by MFS; provided that, if not repaid in full or assumed by Borrower, any remaining Debt under the MFS Note Agreements must satisfy the requirement of
SECTION 7.12(i); (ii) Borrower delivers to Administrative Agent a Compliance Certificate demonstrating pro-forma compliance with SECTION 7.12 and 7.28 immediately prior to and after giving effect to such redesignation; (iii) Borrower amends SCHEDULE 6.2 to reflect the change in designation and delivers such amended SCHEDULE 6.2 to Administrative Agent; and (iv) no Default or Potential Default exists or arises after giving effect to such redesignation. Any other redesignation from an Unrestricted Subsidiary to a Restricted Subsidiary shall be effective upon receipt by Administrative Agent of a notice of redesignation and a revised SCHEDULE 6.2.

         7.28 Financial Covenants. As calculated on a consolidated basis for the Consolidated Companies:

                 (a) Borrower shall never permit the Leverage Ratio for any 3-month period ending on the date of determination to exceed 4.50 to 1.00.





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                 (b)      Borrower shall never permit the sum of (i) the
         Consolidated Net Worth of the Consolidated Companies as calculated at the end of each of its fiscal quarters plus (ii) to the extent deducted in the calculation of Consolidated Net Worth, up to $100,000,000 in non-recurring cash and non-cash charges made by the Consolidated Companies in connection with any mergers or corporate restructurings related solely to Acquisitions occurring on or after the Closing Date, to be less than the sum of the following:

                          (A) 75% of the Consolidated Net Worth of the Consolidated Companies as of December 31, 1996, plus

                          (B) 50% of the Consolidated Net Income of the Consolidated Companies for each fiscal quarter of the Consolidated Companies ending after December 31, 1996, and added to Consolidated Net Worth on the last day of each such successive fiscal quarter (provided that if the Consolidated Net Income for any fiscal quarter is less than $0, then the incremental amount added to required Consolidated Net Worth for that fiscal quarter shall be $0), plus

                          (C) 75% of the Net Cash Proceeds of any Equity Issuance occurring on or after the Closing Date.

SECTION 8 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

         8.1 Payment of Obligation. The failure or refusal of any Restricted Company to pay (a) Principal Debt when the same becomes due in accordance with the Loan Papers, or (b) interest, fees, or any other part of the Obligation within five days after the same becomes due and payable in accordance with the Loan Papers; (c) the indemnifications and reimbursements provided for in SECTIONS 3.16 and 3.18 within ten days after demand therefor as required by such Sections; or (d) the failure of the Restricted Company to punctually and properly perform, observe, and comply with SECTION 9.12 or with any other provision in the Loan Papers setting forth indemnification or reimbursement obligations (other than pursuant to SECTIONS 3.16 and 3.18) of the Restricted Companies, and such failure or refusal continues for 15 days.

         8.2 Covenants. The failure or refusal of Borrower (and, if applicable, any other Consolidated Company) to punctually and properly perform, observe, and comply with:

                 (a) Any covenant, agreement, or condition contained in SECTIONS 7.1, 7.6 (first sentence thereof), 7.6(B), 7.12, 7.13, 7.14,
         7.16, 7.17, 7.18, and 7.19 through 7.28; and

                 (b) Any other covenant, agreement, or condition contained in any Loan Paper (other than the covenants to pay the Obligation set forth in SECTION 8.1 and the covenants in CLAUSE (a)), and such failure or refusal continues for 30 days.

         8.3 Debtor Relief. Borrower or any Restricted Subsidiary (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due,
(c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any





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Lender granted in the Loan Papers (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

         8.4 Judgments and Attachments. Any Restricted Company fails, within 60 days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $100,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $100,000,000, which is not either (a) stayed on appeal or
(b) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Restricted Company in accordance with GAAP.

         8.5 Government Action. (a) A final non-appealable order is issued by any Governmental Authority, including, but not limited to, the FCC or the United States Justice Department, seeking to cause any Consolidated Company to divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of any Consolidated Company.

         8.6 Misrepresentation. Any representation or warranty made by any Consolidated Company contained in any Loan Paper shall at any time prove to have been incorrect in any material respect when made.

         8.7 SEC Reporting Requirements. Any Consolidated Company fails to comply with any reporting requirements of the Securities Exchange Act of 1934, as amended, for which the failure to report could constitute a Material Adverse Event.

         8.8 Change of Control. (a) A Responsible Officer or Officers become the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act and herein so called) of 50% or more of the Voting Stock of Borrower; (b) any Special Shareholder or Special Shareholders become beneficial owners of 50% or more of the Voting Stock of Borrower; or (c) any other Person or two or more Persons (acting within the meaning of Rule 13(d)(3) under the 1934 Act), other than Persons described in CLAUSE (a) hereof, become the beneficial owner of 20% or more of the Voting Stock of Borrower. As used herein, "Special Shareholders" shall mean (i) any Person or two or more Persons (acting within the meaning of Rule 13(d)(3) under the 1934 Act) who were on December 4, 1992 (or prior to any change in beneficial ownership were) beneficial owners of 20% or more of the Voting Stock of LDDS Communications, Inc., a Tennessee corporation and the predecessor of Borrower, or immediately prior to the merger between LDDS Communications, Inc., a Tennessee corporation, and Advanced Telecommunications Corporation, a Delaware corporation, were beneficial owners of 20% or more of the Voting Stock of either such company, and (ii) Metromedia Company, a Delaware general partnership.

         8.9 Authorizations. (a) Any Authorization necessary for the ownership or operations of any Consolidated Company shall expire, and on or prior to such expiration, the same shall not have been renewed or replaced by another Authorization authorizing substantially the same operations by such Consolidated Company; or (b) any Authorization necessary for the ownership or operations of any Consolidated Company shall be canceled, revoked, terminated, rescinded, annulled, suspended, or modified in a materially adverse respect, or shall no longer be in full force and effect, or the grant or the effectiveness thereof shall have been stayed, vacated, reversed, or set aside, and such action shall be no longer subject to further administrative or judicial review (provided, however, that neither of the foregoing





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events described in CLAUSE (a) or (b) shall constitute a Default if such loss of any such Authorization could not be a Material Adverse Event).

         8.10 Default Under Other Agreements. (a) Any Restricted Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Restricted Company (other than the Obligation) in excess (individually or collectively) of $50,000,000; (b) any default exists under any agreement to which a Restricted Company is a party, the effect of which is to cause, or to permit any Person to cause, an amount of Debt of such Restricted Company in excess (individually or collectively) of $50,000,000 to become due and payable by any Restricted Company prior to the stated maturity thereof; (c) any Debt in excess (individually or collectively) of $50,000,000 shall be declared to be due and payable or required to be prepaid by any Restricted Company prior to the stated maturity thereof; or (d) any default exists under any material written or oral agreement, contract, commitment, or understanding to which a Restricted Company is a party, the effect of which would be a Material Adverse Event, unless, in the case of this CLAUSE (d), and so long as, such default is being contested by such Restricted Company in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Restricted Company to the extent required by GAAP.

         8.11 Employee Benefit Plans. (a) A Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Employee Plan or Plans that is expected to result in liability of Borrower to the PBGC or to a Plan in an aggregate amount exceeding $50,000,000 and, within 30 days after the reporting of any such Reportable Event to Administrative Agent or after the receipt by Administrative Agent of a statement required pursuant to SECTION 7.3(d) hereof, Administrative Agent shall have notified Borrower in writing that (i) Determining Lenders have made a reasonable determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are grounds under Title IV of ERISA for the termination of such Employee Plan or Plans by the PBGC, or the appointment by the appropriate United States district court of a trustee to administer such Employee Plan or Plans or the imposition of a lien pursuant to section 412(n) of the Code in favor of an Employee Plan and (ii) as a result thereof a Default exists hereunder; or (b) Borrower or any ERISA Affiliate has provided to any affected party a 60-day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with section 4041(c) of ERISA if the liability expected to be incurred as a result of such termination will exceed $50,000,000; or (c) a trustee shall be appointed by a United States district court to administer any such Employee Plan; or (d) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan; or (e)(i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and
(iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $50,000,000; or (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $50,000,000.





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         8.12    LCs.  Administrative Agent shall have been served with, or becomes otherwise subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) there has been a drawing under such LC which Administrative Agent would otherwise be obligated to pay and Borrower has refused to reimburse Administrative Agent for such payment or (b) the expiration date of such LC has occurred but the right of any beneficiary thereunder to draw under such LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to the maximum drawing which could be made under such LC.

         8.13 Validity and Enforceability of Loan Papers. Any Loan Paper shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Restricted Company party thereto or any Restricted Company shall deny in writing that it has any or any further liability or obligations under any Loan Paper to which it is a party.

         8.14 Payment of Note Agreement Debt or MFS Subordinated Debt. The payment (including, without limitation, any payment by any Restricted Company in respect of any sinking fund, defeasance, or redemption) by any Restricted Company of any principal amount of any Debt arising under any Note Agreement, the MFS Note Agreements, or any agreement evidencing or creating the MFS Subordinated Debt, in a manner or at a time during which such payment is not permitted under the terms of the Loan Papers, or the Note Agreements, the MFS Note Agreements, or under any instrument or document evidencing or creating the MFS Subordinated Debt, including, without limitation, subordination provisions set forth therein.

         8.15 Default or Acceleration under any Note Agreement, the MFS Note Agreements, or the MFS Subordinated Debt. (a) The occurrence of any default or event of default under any Note Agreement, any MFS Note Agreement, or any agreement creating or evidencing any MFS Subordinated Debt, or (b) the trustee with respect to, or any holder of, any Note Agreement, any MFS Note Agreement, or the MFS Subordinated Debt shall effectively declare all or any portion of that Debt due and payable prior to the stated maturity thereof; or (c) the MFS Subordinated Debt or Debt under any Note Agreement or any MFS Note Agreement becomes due before its stated maturity by acceleration of the maturity thereof.

         8.16 Redemption of Note Agreement Debt. If an event shall occur, including, without limitation, a "Change in Control" as defined in any Note Agreement, the MFS Note Agreement, or any agreement evidencing or creating the MFS Subordinated Debt, and (a) the trustee or the holders of any Note Agreement, the MFS Note Agreement, or the MFS Subordinated Debt shall initiate notice to request or require (or any Restricted Company shall automatically be so required) to redeem or repurchase the MFS Subordinated Debt or any Debt arising under any Note Agreement or the MFS Note Agreements, or (b) any Restricted Company shall initiate notice to holders of the MFS Subordinated Debt or the holders of any Debt arising under any Note Agreement or the MFS Note Agreements, in connection with a redemption of any Debt arising under the Note Agreement, the MFS Note Agreements, or any agreement evidencing or creating the MFS Subordinated Debt (except as permitted by this Facility A Agreement).





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SECTION 9        RIGHTS AND REMEDIES.

         9.1     Remedies Upon Default.

                 (a) If a Default exists under SECTION 8.3(c) or 8.3(d), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation under Facility A shall automatically become due and payable without any action or notice of any kind whatsoever and Borrower shall be required to provide cash collateral in an amount equal to the LC Exposure then existing in accordance with SECTION 2.2(h).

                 (b) If any Default exists, Administrative Agent may (and, subject to the terms of SECTION 10, shall upon the request of Determining Lenders) or Determining Lenders may, do any one or more of the following: (i) if the maturity of the Obligation under Facility A has not already been accelerated under SECTION 9.1(a), declare the entire unpaid balance of the Obligation under Facility A, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of Facility A Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Facility A Lender to, and each Facility A Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of Borrower in and to every account and other property of Borrower which are in the possession of Administrative Agent or any Facility A Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, Borrower being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes); (v) if the maturity of the Obligation under Facility A has not already been accelerated under SECTION 9.1(a), demand Borrower to provide cash collateral in an amount equal to the LC Exposure then existing in accordance with
         SECTION 2.2(h); and (vi) exercise any and all other legal or equitable Rights afforded by the Loan Papers, the Laws of the State of New York or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Papers or in aid of the exercise of any Right granted to Administrative Agent or any Facility A Lender in any of the Loan Papers.

         9.2 Company Waivers. To the extent permitted by Law, Borrower hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation (or any part thereof), shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

         9.3 Performance by Administrative Agent. If any covenant, duty, or agreement of any Consolidated Company is not performed in accordance with the terms of the Loan Papers, after the occurrence and during the continuance of a Default, Administrative Agent may, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Consolidated Company. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by the Consolidated Companies, jointly and severally, to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and





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shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Consolidated Company.

         9.4 Delegation of Duties and Rights. Facility A Lenders may perform any of their duties or exercise any of their Rights under the Loan Papers by or through their respective Representatives.

         9.5 Not in Control. Nothing in any Loan Paper shall, or shall be deemed to (a) give Administrative Agent, any Agent, or any Facility A Lender the Right to exercise control over the assets (including real property), affairs, or management of any Consolidated Company, (b) preclude or interfere with compliance by any Consolidated Company with any Law, or (c) require any act or omission by any Consolidated Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Paper is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that Administrative Agent, any Agent, or any Facility A Lender acquiesces in any non-compliance by any Consolidated Company with any Law or document, or that Administrative Agent, any Agent, or any Facility A Lender does not expect the Consolidated Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. Neither the Facility A Administrative Agent nor any Facility A Lender has any fiduciary relationship with or fiduciary duty to Borrower or any Consolidated Company arising out of or in connection with the Loan Papers, and the relationship between the Facility A Administrative Agent and the Facility Lenders, on the one hand, and Borrower, on the other hand, in connection with the Loan Papers is solely that of debtor and creditor. The power of Administrative Agent, Agents, and Lenders under the Loan Papers is limited to the Rights provided in the Loan Papers, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by Administrative Agent, Agents, and Lenders in their respective good faith business judgment.

         9.6 Course of Dealing. The acceptance by Administrative Agent or Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent, Determining Lenders, or Lenders of any Default shall be deemed to be a waiver of any other then- existing or subsequent Default. No delay or omission by Administrative Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

         9.7 Cumulative Rights. All Rights available to Administrative Agent and Lenders under the Loan Papers are cumulative of and in addition to all other Rights granted to Administrative Agent and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Papers.

         9.8 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.11.

         9.9 Certain Proceedings. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Facility A Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights





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under the Loan Papers.  Because Borrower agrees that Administrative Agent's and
Facility A Lenders' remedies at Law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.

         9.10 Limitation of Rights. Notwithstanding any other provision of this Facility A Agreement or any other Loan Paper, any action taken or proposed to be taken by Administrative Agent, any Agent, any Co-Agent, or any Lender under any Loan Paper which would affect the operational, voting, or other control of any Consolidated Company, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.

         9.11 Expenditures by Lenders. Borrower shall promptly pay within fifteen (15) Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to any Loan Paper (including, but not limited to, the reasonable fees and expenses of counsel to Administrative Agent and the allocated cost of internal counsel in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Papers and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of Facility A Lenders, and Administrative Agent incurred by Administrative Agent, or any Facility A Lender in connection with the enforcement of the obligations of any Restricted Company arising under the Loan Papers (including, without limitation, costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Papers (including, but not limited to, reasonable attorneys' fees including allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid by Borrower.

         9.12 INDEMNIFICATION. BORROWER, FOR ITSELF AND ON BEHALF OF THE OTHER RESTRICTED COMPANIES, INDEMNIFIES, PROTECTS, AND HOLDS ADMINISTRATIVE AGENT, EACH AGENT, EACH CO-AGENT AND EACH LENDER AND THEIR RESPECTIVE AFFILIATES, PARENTS, AND SUBSIDIARIES, AND EACH OF THE FOREGOING PARTIES' RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL REASONABLE AND NECESSARY COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES INCLUDING ALLOCATED COST OF INTERNAL COUNSEL, AND AMOUNTS PAID IN SETTLEMENT WHETHER OR NOT SUIT IS BROUGHT), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER, AND AMOUNTS PAID IN SETTLEMENT (THE "INDEMNIFIED LIABILITIES") WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY ANY CONSOLIDATED COMPANY OF ANY ENVIRONMENTAL LAW, AS WELL AS ANY AMENDMENT AND SUPPLEMENT THERETO AND ANY STATE COUNTERPART THEREOF; (B) ANY CONSOLIDATED COMPANY'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, TRANSPORTATION, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (I) ALL DAMAGES ARISING FROM ANY SUCH USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, OR (II) THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP, OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER PLANS); (C) THE LOAN PAPERS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN OR THE USE OF PROCEEDS OF ANY BORROWING, TO THE





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EXTENT THAT ANY OF THE INDEMNIFIED LIABILITIES RESULTS, DIRECTLY OR INDIRECTLY,
FROM ANY CLAIM MADE OR ACTION, SUIT, OR PROCEEDING COMMENCED BY OR ON BEHALF OF ANY PERSON OTHER THAN BY THE INDEMNIFIED PARTIES; OR (D) ANY PERMITTED ACQUISITION OR THE RELATED ACQUISITION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY; (PROVIDED THAT, NONE OF THE RESTRICTED COMPANIES SHALL HAVE ANY OBLIGATION HEREUNDER TO ANY INDEMNIFIED PARTY WITH RESPECT TO ANY INDEMNIFIED LIABILITY ARISING FROM (I) THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR ANY ASSOCIATED PERSON OF SUCH INDEMNIFIED PARTY, OR (II) LEGAL PROCEEDINGS COMMENCED AGAINST ANY INDEMNIFIED PARTY BY ANY SECURITY HOLDER OR CREDITOR THEREOF ARISING OUT OF AND BASED UPON RIGHTS AFFORDED TO SUCH PERSON SOLELY IN SUCH CAPACITY). AS USED IN THIS PARAGRAPH, THE TERM "ASSOCIATED PERSON" MEANS, WITH RESPECT TO ANY PERSON, THE
AFFILIATES, PARENTS, SUBSIDIARIES,   DIRECTORS, OFFICERS, EMPLOYEES,
REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS OF SUCH PERSON, OR OF ANOTHER PERSON OF WHICH SUCH PERSON IS ALSO AN ASSOCIATED PERSON. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS FACILITY A AGREEMENT. AN INDEMNIFIED PARTY WILL PROMPTLY NOTIFY THE RESTRICTED COMPANIES UPON RECEIPT OF WRITTEN NOTICE OF ANY CLAIM, ACTION, SUIT, OR PROCEEDING MADE, COMMENCED, OR THREATENED THAT COULD GIVE RISE TO AN INDEMNIFIED LIABILITY AND AFFORD THE RESTRICTED COMPANIES FIRST RIGHT TO DEFEND OR RESOLVE THE SAME (WITH COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY); PROVIDED THAT, ANY FAILURE BY SUCH INDEMNIFIED PARTY TO GIVE SUCH
NOTICE SHALL NOT RELIEVE THE RESTRICTED COMPANIES FROM THEIR OBLIGATIONS TO INDEMNIFY THE INDEMNIFIED PARTY TO THE EXTENT SUCH FAILURE DOES NOT PREJUDICE THE ABILITY OF THE RESTRICTED COMPANIES TO DEFEND OR RESOLVE ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING. THE RESTRICTED COMPANIES SHALL NOT SETTLE ANY
SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF SUCH INDEMNIFIED PARTY, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. IF THE RESTRICTED COMPANIES ASSUME ANY DEFENSE, THEY SHALL KEEP THE APPLICABLE INDEMNIFIED
PARTIES FULLY ADVISED OF THE STATUS OF, AND SHALL CONSULT WITH THOSE
INDEMNIFIED PARTIES BEFORE TAKING ANY MATERIAL POSITION IN RESPECT OF, THAT PROCEEDING. IF (I) COUNSEL FOR ANY INDEMNIFIED PARTY DETERMINES IN GOOD FAITH THAT THERE IS A CONFLICT WHICH REQUIRES SEPARATE REPRESENTATION FOR THE RESTRICTED COMPANIES AND SUCH INDEMNIFIED PARTY OR FOR SUCH INDEMNIFIED PARTY AND ANY OTHER INDEMNIFIED PARTY OR (II) THE RESTRICTED COMPANIES FAIL TO ASSUME OR PROCEED IN A TIMELY AND REASONABLE MANNER WITH THE DEFENSE OF SUCH ACTION OR FAIL TO EMPLOY COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY IN ANY SUCH ACTION, THEN IN EITHER SUCH EVENT THE INDEMNIFIED PARTY SHALL BE ENTITLED TO SELECT COUNSEL OF ITS OWN CHOICE TO REPRESENT THE INDEMNIFIED PARTY, AND THE RESTRICTED COMPANIES SHALL NO LONGER BE ENTITLED TO ASSUME THE DEFENSE THEREOF ON BEHALF OF SUCH INDEMNIFIED PARTY, AND SUCH INDEMNIFIED PARTY SHALL CONTINUE TO BE ENTITLED TO INDEMNIFICATION (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL INCLUDING ALLOCATED COST OF INTERNAL COUNSEL) TO THE EXTENT PROVIDED IN THIS INDEMNIFICATION PROVISION. NOTHING HEREIN SHALL PRECLUDE ANY INDEMNIFIED PARTY, AT ITS OWN EXPENSE, FROM RETAINING ADDITIONAL COUNSEL TO REPRESENT SUCH PARTY IN ANY ACTION WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT FROM THE RESTRICTED COMPANIES HEREUNDER. NO INDEMNIFIED PARTY SHALL SETTLE ANY SUCH CLAIM OR ACTION WITHOUT THE CONSENT OF THE RESTRICTED COMPANIES, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED.

SECTION 10       AGREEMENT AMONG LENDERS.

         10.1    Administrative Agent.





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                 (a)      Each Facility A Lender hereby appoints NationsBank of
         Texas, N.A. (and NationsBank of Texas, N.A. hereby accepts such appointment) as its nominee and agent, in its name and on its behalf:
         (i) to act as nominee for and on behalf of such Facility A Lender in and under all Facility A Loan Papers; (ii) to arrange the means whereby the funds of Facility A Lenders are to be made available to Borrower under the Facility A Loan Papers; (iii) to take such action as may be requested by any Facility A Lender under the Facility A Loan Papers (when such Facility A Lender is entitled to make such request under the Facility A Loan Papers and after such requesting Facility A Lender has obtained the concurrence of such other Facility A Lenders as may be required under the Facility A Loan Papers); (iv) to receive all documents and items to be furnished to Facility A Lenders under the Facility A Loan Papers; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Facility A Lenders;
         (vi) to timely distribute, and Administrative Agent agrees to so distribute, to each Facility A Lender all material information, requests, documents, and items received from Borrower under the Facility A Loan Papers; (vii) to promptly distribute to each Facility
         A Lender its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Facility A Loan Papers; (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from Facility A Lenders; and (ix) to execute, on behalf of Facility A Lenders, such releases or other documents or instruments as are permitted by the Facility A Loan Papers or as directed by Facility A Lenders from time to time; provided, however, Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to the Facility A
         Loan Papers or applicable Law.

                 (b) Administrative Agent may resign at any time as Administrative Agent under the Facility A Loan Papers by giving written notice thereof to Facility A Lenders and may be removed as Administrative Agent under the Facility A Loan Papers at any time with cause by Determining Lenders. Should the initial or any successor Administrative Agent ever cease to be a party hereto or should the initial or any successor Administrative Agent ever resign or be removed as Administrative Agent, then Determining Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If no successor Administrative Agent shall have been so appointed by Determining Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Determining Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Facility A Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Administrative Agent under the Facility A Loan Papers by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Facility A Loan Papers (provided, however, that when used in connection with LCs issued and outstanding prior to the appointment of the successor Administrative Agent, "Administrative Agent" shall continue to refer solely to the bank that issued the outstanding LC; provided further that any LCs issued or renewed after the appointment of any successor Administrative Agent shall be issued by such successor Administrative Agent), and each Facility A Lender shall execute such documents as any Facility A Lender may reasonably request to reflect such change in and under the Facility A Loan Papers. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Facility A Loan Papers, the





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         provisions of this SECTION 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Facility A Loan Papers.

                 (c) Administrative Agent, in its capacity as a Facility A Lender, shall have the same Rights under the Facility A Loan Papers as any other Facility A Lender and may exercise the same as though it were not acting as Administrative Agent; the term "Facility A Lender" shall, unless the context otherwise indicates, include Administrative Agent; and any resignation, or removal of by Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Facility A Lender. Each Facility A Lender and Borrower agree that Administrative Agent is not a fiduciary for Facility A Lenders or for Borrower but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrower and Facility A Lenders, that Administrative Agent has no duties or responsibilities to Facility A Lenders or Borrower except those expressly set forth herein, and that Administrative Agent in its capacity as a Facility A Lender has all Rights of any other Facility A Lender.

                 (d) Administrative Agent and its Affiliates may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Facility A Loan Papers. Without limiting the Rights of Facility A Lenders specifically set forth in the Facility A Loan Papers, Administrative Agent and its Affiliates shall not be responsible to account to Facility A Lenders for such other activities, and no Facility A Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrower which are not contemplated or included in the Facility A Loan Papers, any present or future offset exercised by Administrative Agent and its Affiliates in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Administrative Agent or its Affiliates which may be or become security for the obligations of Borrower arising under the Facility A Loan Papers by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the obligations of Borrower arising under the Facility A Loan Papers, then each Facility A Lender shall be entitled to share in such application ratably. Each Facility A Lender acknowledges that, and consents to, NationsBank's also serving as the Facility B Administrative Agent.

                 (e) Facility A Lenders identified as Agents and Co-Agents have no duties and obligations under this Facility A Agreement except as a Facility A Lender.

         10.2 Expenses. Upon demand by Administrative Agent, each Facility A Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent in connection with any of the Facility A Loan Papers if and to the extent Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that each Facility A Lender shall be entitled to receive its Pro Rata Part of any reimbursement for such expenses, or part thereof, which Administrative Agent subsequently receives from such other sources.

         10.3 Proportionate Absorption of Losses. Except as otherwise provided in the Loan Papers, nothing in the Loan Papers shall be deemed to give any Lender any advantage over any other Lender





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insofar as the Obligation arising under the Loan Papers is concerned, or to relieve any Lender from absorbing its Pro Rata Part of any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Papers).

         10.4 Delegation of Duties; Reliance. Administrative Agent may perform any of its duties or exercise any of its Rights under the Facility A Loan Papers by or through its Representatives. Administrative Agent and its Representatives shall (a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent, (b) be entitled to deem and treat each Facility A Lender as the owner and holder of the Facility A Principal Debt owed to such Facility A Lender for all purposes until, subject to SECTION 11.14, written notice of the assignment or transfer thereof shall have been given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Facility A Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Facility A Principal Debt owed to such Facility A Lender or portion thereof until such notice is given and received), (c) not be deemed to have notice of the occurrence of a Default unless a responsible officer of Administrative Agent, who handles matters associated with the Facility A Loan Papers and transactions thereunder, has actual knowledge thereof or Administrative Agent has been notified thereof by a Facility A Lender or Borrower, and (d) be entitled to consult with legal counsel (including counsel for Borrower), independent accountants and other experts selected by Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         10.5    Limitation of Liability.

                 (a) None of Administrative Agent, any Agent, any Co-Agent, or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Papers in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Papers or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct; and none of Administrative Agent, any Agent, any Co-Agent, or any of their respective Representatives has a fiduciary relationship with any Facility A Lender by virtue of the Loan Papers (provided that nothing herein shall negate the obligation of Administrative Agent to account for funds received by it for the account of any Facility A Lender).

                 (b) Unless indemnified to its satisfaction against loss, cost, liability, and expense, neither Administrative Agent, any Agent, nor any Co-Agent shall be compelled to do any act under the Loan Papers or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Papers. If Administrative Agent requests instructions from Facility A Lenders or Determining Lenders, as the case may be, with respect to any act or action (including, but not limited to, any failure to act) in connection with any Facility A Loan Paper, or Loan Paper, Administrative Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. In no event, however, shall Administrative Agent or any of its respective Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Facility A Lender shall have any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting hereunder in accordance with the instructions of Determining Lenders.





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
                 (c) Administrative Agent, any Agent, or any Co-Agent shall not be responsible in any manner to any Facility A Lender or any Participant for, and each Facility A Lender represents and warrants that it has not relied upon Administrative Agent, any Agent, or any Co-Agent in respect of,
(i) the creditworthiness of any Restricted Company and the risks involved to such Facility A Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Paper, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Paper, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Paper on the part of any Restricted Company. Each Facility A Lender agrees to indemnify Administrative Agent and its respective Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Papers or any action taken or omitted by them under the Loan Papers, to the extent Administrative Agent and its respective Representatives are not reimbursed for such amounts by any Restricted Company (provided that, Administrative Agent, and its respective Representatives shall not have the right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct).

         10.6 Default; Collateral. Upon the occurrence and continuance of a Default, Facility A Lenders agree to promptly confer in order that Determining Lenders or Facility A Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Facility A Lenders; and Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until Administrative Agent shall have received instructions from Determining Lenders. In actions with respect to any property of Borrower, Administrative Agent is acting for the ratable benefit of each Facility A Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligation shall be construed as being for the ratable benefit of each Facility A Lender. If Administrative Agent acquires any security for the Obligation or any guaranty of the Obligation upon or in lieu of foreclosure, the same shall be held for the ratable benefit of all Lenders in proportion to the Principal Debt respectively owed to each Lender.

         10.7 Limitation of Liability. To the extent permitted by Law, (a) neither Administrative Agent, any Agent, nor any Co-Agent (acting in their respective agent capacities) shall incur any liability to any other Lender, Agent, Co-Agent, Administrative Agent, or Participant except for acts or omissions resulting from its own fraud, gross negligence or wilful misconduct, and (b) neither Administrative Agent, nor any Agent, Co-Agent, Lender, or Participant shall incur any liability to any other Person for any act or omission of any other Lender or any other Participant.

         10.8 Relationship of Facility A Lenders. Nothing herein shall be construed as creating a partnership or joint venture among Administrative Agent and Facility A Lenders or among Lenders.

         10.9 Foreign Facility A Lenders. Each Facility A Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (a) represents to Administrative Agent and Borrower that (i) under applicable Laws and treaties no Taxes are presently required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to such Facility A Lender in respect of the Obligation and
(ii) it has furnished to Administrative Agent and Borrower two duly completed copies of U.S. Internal Revenue Service Form 4224, or Form 1001, Form W-8 or Form W-9, as applicable (wherein such Facility A Lender claims entitlement to complete exemption from U.S. federal withholding Tax on all interest payments hereunder), and (b) covenants to (i) provide, so long as it is entitled to use such form, Administrative Agent and Borrower a new Form 4224, Form 1001, Form W-8, or Form W-9, as applicable, upon the expiration or obsolescence of any previously delivered form in accordance with applicable Laws, duly executed and completed by such Facility A Lender, (ii) provide any other form or certificate required by any taxing entity (including any certificate required by Sections 871(h) and 881(c) of the Code, certifying that such Facility A Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Facility A Agreement or any of the other Facility A Loan Papers, and (iii) otherwise comply from time to time with all applicable Laws with regard to such withholding Tax exemption.

         10.10 Benefits of Agreement. Except for the representations and covenants in SECTIONS 10.1(C) and 10.9 in favor of Borrower, none of the provisions of this SECTION 10 shall inure to the benefit of any Restricted Company or any other Person other than Facility A Lenders; consequently, neither any Restricted Company nor any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Facility A Lender to comply with such provisions.

         10.11 Agents and Co-Agents. None of the Facility A Lenders identified in this Facility A Agreement as an "Agent" or "Co-Agent" shall have any rights, powers, obligations, liabilities, responsibilities, or duties under this Facility A Agreement other than those applicable to all Facility A Lenders as such. Without limiting the foregoing, none of the Facility A Lenders so identified as an "Agent" or "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Facility A Lender.

SECTION 11       MISCELLANEOUS.

         11.1 Headings. The headings, captions, and arrangements used in any of the Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Papers, nor affect the meaning thereof.

         11.2 Nonbusiness Days. In any case where any payment or action is due under any Loan Paper on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that, if in the case of any such payment in respect of a Eurodollar Rate Borrowing the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         11.3 Communications. Unless specifically otherwise provided, whenever any Facility A Loan Paper requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received,
(b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for Administrative Agent and each Facility A Lender, Agent, and Co-Agent is set forth on SCHEDULE 2.1, and for Borrower and each Restricted Company





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
is the address set forth by Borrower's signature on the signature page of this Facility A Agreement. A copy of each communication to Administrative Agent shall also be sent to Haynes and Boone, L.L.P., 901 Main Street, Dallas, Texas 75202, Fax: 214/651-5940, Attn: Karen S. Nelson; a copy of each communication to any Consolidated Company shall also be sent to WorldCom, Inc., 10777 Sunset Office Drive, St. Louis, MO 63127, Attn: Bruce Borghardt.

         11.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of this Facility A Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         11.5 Exceptions to Covenants. No Restricted Company shall take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Paper if such action or omission would result in the breach of any other covenant contained in any of the Loan Papers.

         11.6 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Facility A Loan Papers shall survive all closings under the Facility A Loan Papers and, except as otherwise indicated, shall not be affected by any investigation made by any party. All rights of, and provisions relating to, reimbursement and indemnification of Administrative Agent, any Agent, or any Facility A Lender shall survive termination of this Facility A Agreement and payment in full of the Obligation.

         11.7 GOVERNING LAW. THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES TO THE FACILITY A LOAN PAPERS AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE FACILITY A LOAN PAPERS.

         11.8 Invalid Provisions. If any provision in any Loan Paper is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; the appropriate Loan Paper shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Administrative Agent, Facility A Lenders, and each Restricted Company party to such Loan Paper agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         11.9 Entirety. THE RIGHTS AND OBLIGATIONS OF THE RESTRICTED COMPANIES, FACILITY A LENDERS, AND ADMINISTRATIVE AGENT SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS FACILITY A AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN PAPERS EXECUTED BY ANY RESTRICTED COMPANY, ANY FACILITY A LENDER, ADMINISTRATIVE AGENT, AND/OR FACILITY B ADMINISTRATIVE AGENT (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN THE RESTRICTED COMPANIES, FACILITY A LENDERS, ADMINISTRATIVE AGENT, AND FACILITY B ADMINISTRATIVE AGENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

         11.10 Jurisdiction; Venue; Service of Process; Jury Trial. EACH PARTY HERETO, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS SUBSIDIARIES), HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE





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
AND FEDERAL COURTS LOCATED IN NEW YORK, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE FACILITY A LOAN PAPERS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE FACILITY A LOAN PAPERS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK, NEW YORK IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO ADMINISTRATIVE AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE FACILITY A LOAN PAPERS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY FACILITY A LOAN PAPER OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this Facility A Agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this Facility A Agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this Facility A Agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 11.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER FACILITY A LOAN PAPER. In the event of Litigation, this Facility A Agreement may be filed as a written consent to a trial by the court.

         11.11   Amendments, Consents, Conflicts, and Waivers.

                 (a) Except as otherwise specifically provided, (i) this Facility A Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in SECTION 10), by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Papers may only be the subject of an amendment, modification, or waiver if Borrower and Determining Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same.

                 (b) Any amendment to or consent or waiver under this Facility A Agreement or any Facility A Loan Paper which purports to accomplish any of the following must be by an instrument in writing executed by Borrower and executed (or approved, as the case may be) by





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
         each Facility A Lender, and, in the case of any matter affecting Administrative Agent, by Administrative Agent: (i) extends the due date or decreases the amount of any scheduled payment (other than mandatory prepayments) of the Obligation arising under Facility A Loan Papers beyond the date specified in the Facility A Loan Papers; (ii) reduces the interest rate or decreases the amount of interest, fees, or other sums payable to Administrative Agent or Facility A Lenders hereunder (except such reductions as are contemplated by this Facility A Agreement); (iii) changes the definition of "APPLICABLE MARGIN" (other than changes having the effect of increasing such Applicable Margin)," "DETERMINING LENDERS," "FACILITY A COMMITMENT," "PRO RATA," or "PRO RATA PART," or (iv) except as otherwise permitted by any Loan Paper, waives compliance with, amends, or releases (in whole or in part) any guaranty (if any) or releases (in whole or in part) any collateral, if any, for the Obligation; or (v) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Facility A Lenders hereunder. No amendment or waiver with respect to the definition of "FACILITY A TERMINATION DATE" may be made without the consent of all Facility A Lenders, except such extensions as are contemplated by SECTION 2.5(a). Without the consent of such Lender, no Facility A Lender's "COMMITTED SUM" under Facility A may be increased.

                 (c) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Paper shall be controlled by the terms and provisions herein.

                 (d) No course of dealing nor any failure or delay by Administrative Agent, any Facility A Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Facility A Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Determining Lenders (or by all Facility A Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         11.12 Multiple Counterparts. This Facility A Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Facility A Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Facility A Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Facility A Lender, and Administrative Agent. This Facility A Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Facility A Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

         11.13 Taxes. Any Taxes payable by Administrative Agent or any Facility A Lender or ruled (by a Governmental Authority) payable by Administrative Agent or any Facility A Lender in respect of this Facility A Agreement or any other Loan Paper shall be paid by Borrower, together with interest and penalties, if any (except for Taxes payable on the overall net income of any such Facility A Lender or Administrative Agent and except for interest and penalties incurred as a result of the gross negligence or wilful misconduct of Administrative Agent or any Facility A Lender). Administrative Agent or such Facility A Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of such Taxes, which certificate shall be conclusive and binding, and Borrower shall promptly pay such amount (including any additional Taxes applicable to the additional sums paid under this SECTION 11.13, such that Administrative Agent or such Facility A Lender receives an amount equal to the sum it would have received had no such Taxes





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
been payable by Administrative Agent or any Facility A Lender with respect to this Facility A Agreement or any Loan Paper) to Administrative Agent for its account or the account of such Facility A Lender, as the case may be. If Administrative Agent or such Facility A Lender subsequently receives a refund of such Taxes paid to it by Borrower, then such recipient shall promptly pay such refund to Borrower. The provisions of and undertakings and indemnifications set forth in this SECTION 11.13 shall survive the satisfaction and payment of the Obligation and termination of this Facility A Agreement.

         11.14 Successors and Assigns; Assignments and Participations. (a) This Facility A Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) Borrower may not, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its Rights, duties or obligations under any Loan Papers without the express written consent of all Lenders, and (ii) except as permitted under this Section, no Facility A Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

         (b) Each Facility A Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under this Facility A Agreement and the other Facility A Loan Papers (including, without limitation, all or a portion of its Borrowings, its Notes [to the extent such Facility A Principal Debt owed to such Facility A Lender is evidenced by Notes]); provided, however, that:

                 (i)      each such assignment shall be to an Eligible
Assignee;

                 (ii) except in the case of an assignment to another Facility A Lender or an assignment of all of a Facility A Lender's Rights and obligations under this Facility A Agreement and the other Facility A Loan Papers, any such partial assignment shall be in an amount at least equal to $10,000,000;

                 (iii) each such assignment by a Facility A Lender shall be of a constant, and not varying, percentage of all of its Rights and obligations under this Facility A Agreement and the Notes (to the extent the Facility A Principal Debt owed to the assigning Facility A Lender is evidenced by any Notes);

                 (iv) each such assignment shall exclude Competitive Borrowings, unless the assigning Facility A Lender is selling all of its Rights and obligations under the Facility A Loan Papers; and

                 (v) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance Agreement in the form of EXHIBIT E hereto, together with any Notes subject to such assignment (to the extent the Facility A Principal Debt owed to the assigning Facility A Lender is evidenced by any Notes) and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Facility A Lender under the Facility A Loan Papers and the assigning Facility A Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Facility A Loan Papers. Upon the consummation of any assignment pursuant to this Section, but only upon the request of the assignor or assignee made through Administrative Agent, Borrower shall issue appropriate Notes to the assignor and the assignee, reflecting such Assignment and Acceptance. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 10.9.





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
         (c) The Administrative Agent shall maintain at its address referred to in SECTION 11.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Facility A Lenders and the Facility A Commitment, and principal amount of the Borrowings owing to, each Facility A Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and the Facility A Lenders may treat each Person whose name is recorded in the Register as a Facility A Lender hereunder for all purposes of the Facility A Loan Papers. The Register shall be available for inspection by Borrower or any Facility A Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this SECTION 11.14, SCHEDULE 2.1 shall automatically be deemed amended (to the extent required) by Administrative Agent to reflect the name, address, and respective Facility A Committed Sums of the assignor and assignee.

         (d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes subject to such assignment (to the extent the Facility A Principal Debt owed to the assigning Facility A Lender is evidenced by any Notes) and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT E hereto, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (e) Subject to the provisions of this section and in accordance with applicable Law, any Facility A Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation under Facility A. In the event of any such sale to a Participant, (i) such Facility A Lender shall remain a "Facility A Lender" under this Facility A Agreement and the Participant shall not constitute a "Facility A Lender" hereunder, (ii) such Facility A Lender's obligations under this Facility A Agreement shall remain unchanged, (iii) such Facility A Lender shall remain solely responsible for the performance thereof, (iv) such Facility A Lender shall remain the holder of its share of the Facility A Principal Debt for all purposes under this Facility A Agreement, (v) Borrower and Administrative Agent shall continue to deal solely and directly with such Facility A Lender in connection with such Facility A Lender's Rights and obligations under the Facility A Loan Papers, and (vi) such Facility A Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements relating to such participation and shall hold Borrower and Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and representatives harmless against the same. Participants shall have no Rights under the Facility A Loan Papers, other than certain voting Rights as provided below. Subject to the following, each Facility A Lender shall be entitled to obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation under Facility A outstanding from time to time so long as Borrower shall not be obligated to pay any amount in excess of the amount that would be due to such Facility A Lender under SECTION 3 calculated as though no participations have been made. No Facility A Lender shall sell any participating interest under which the Participant shall have any Rights to approve any amendment, modification, or waiver of any Facility A Loan Paper, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal (other than mandatory prepayments), interest, or fees due under the Facility A Loan Papers, reduces the interest rate or the amount of principal or fees applicable to the Obligation under Facility A (except such reductions as are contemplated by this Facility A Agreement), or releases any guaranty or collateral, if any, for the Obligation under Facility A (except such releases as are contemplated by this Facility A Agreement); provided that in those cases where a Participant is entitled to the benefits of SECTION 3 or a Facility A Lender grants Rights to its Participants to approve amendments to or waivers of the Facility A Loan Papers respecting the matters previously described in this sentence, such Facility A Lender must include a voting mechanism in the relevant participation agreement or agreements, as the case may be, whereby a majority of such Facility A Lender's portion of the Obligation under Facility A (whether held by such Facility A Lender or participated) shall control the vote for all of such Facility A Lender's portion of the Obligation under Facility A. Except in the case of the sale of a participating interest to another Facility A Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or otherwise encumber its portion of the Obligation under Facility A, unless the consent of the transferring Lender (which consent will not be unreasonably withheld) has been obtained.

         (f) Notwithstanding any other provision set forth in this Facility A Agreement, any Facility A Lender may at any time assign and pledge all or any portion of its Borrowings and its Notes (to the extent the Facility A Principal Debt owed to such Facility A Lender is evidenced by any Notes) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Facility A Lender from its obligations hereunder.

         (g) Any Facility A Lender may furnish any information concerning the Consolidated Companies in the possession of such Facility A Lender from time to time to Eligible Assignees and Participants (including prospective Eligible Assignees and Participants), subject, however, to the provisions of
SECTION 11.16 hereof.

         11.15 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Restricted Company's obligations under the Loan Papers shall remain in full force and effect until termination of the Total Commitment and payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, (and termination of all outstanding LCs with any Lender, if any, unless such Lender shall otherwise consent) except that SECTIONS 3.16, 3.18, SECTION 9, and SECTION 11, and any other provisions under the Loan Papers expressly intended to survive by the terms hereof or by the terms of the applicable Loan Papers, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Paper is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, the obligations of each Restricted Company under the Loan Papers with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         11.16 Confidentiality. All information furnished by or on behalf of any Restricted Company in connection with or pursuant to this Facility A Agreement or any of the Loan Papers (including but not limited to in connection with or pursuant to the negotiation, preparation or requirements hereof or thereof), which information has been identified as confidential by any Restricted Company, shall be held by Administrative Agent, each Agent, each Co-Agent, each Facility A Lender and each Participant (collectively, the "LENDER PARTIES") in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, and no Lender Party shall disclose any of such information to any other Person; provided that any Facility A Lender or Participant may make disclosure (a) to its attorneys or accountants, provided that such Facility A Lender or Participant shall direct such attorneys or accountants to maintain such information in confidence in accordance with the provisions of this SECTION 11.16, and shall be responsible if such attorneys fail to do so,
(b) to any affiliate of any Lender Party or as reasonably required by any prospective bona fide assignee or Participant in connection with the contemplated transfer of any interest in the Obligation or participation, so long as any such contemplated assignee or Participant has agreed in writing (with a copy to Borrower) to be bound by the provisions of this SECTION 11.16, (c) as required or requested by any Governmental Authority or representative thereof or as required pursuant to any Law or legal process, provided that, unless prohibited by Law or court order, such Facility A Lender or Participant shall give prior notice to Borrower of such disclosure as far in advance thereof as is practicable (other than disclosure in connection with an examination of the financial condition of such Person by a Governmental Authority), (d) in connection with proceedings to enforce the obligation of any Restricted Company under the Loan Papers, or (e) of any such information that has become generally available to the public other than through a breach of this SECTION 11.16 (or of any agreement or obligation to be bound by this SECTION 11.16) by any Lender Party, any affiliate of any Lender Party, any prospective assignee or Participant, or their respective attorneys.

         EXECUTED on the respective dates shown on the signature pages hereto, but effective as of the Closing Date.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANK OF AMERICA NT & SA,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------




                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANK OF MONTREAL,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE BANK OF NEW YORK,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE BANK OF NOVA SCOTIA,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BARCLAYS BANK PLC,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------




                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE CHASE MANHATTAN BANK,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        CITIBANK, N.A.
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        FIRST UNION NATIONAL BANK,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        FLEET NATIONAL BANK,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        ATLANTA AGENCY,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        ROYAL BANK OF CANADA,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        TORONTO DOMINION (TEXAS), INC.,
                                        as an Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        ABN AMRO BANK N.V.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        AMSOUTH BANK,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE ASAHI BANK, LTD.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANCO ESPIRITO SANTO E COMERCIAL
                                        DE LISBOA, NASSAU BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANK HAPOALIM B.M.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        NATEXIS BANQUE
                                        BFCE,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANQUE NATIONALE DE PARIS,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BANQUE PARIBAS,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        BAYERISCHE LANDESBANK GIROZENTRALE
                                        CAYMAN ISLANDS BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        COMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENE
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        CORESTATES BANK N.A.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        CREDIT SUISSE FIRST BOSTON,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------




                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.




                                        CRESTAR BANK,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                        ATLANTA AGENCY,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        DG BANK
                                        DEUTSCHE GENOSSENSCHAFTSBANK CAYMAN
                                        ISLAND BRANCH
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------




                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        FUJI BANK, LIMITED,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        GULF INTERNATIONAL BANK B.S.C.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        KREDIETBANK, N.V., GRAND CAYMAN BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        MELLON BANK, N.A.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        MERCANTILE BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        MERITA BANK LTD., NEW YORK BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, CHICAGO BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE MITSUI TRUST & BANKING COMPANY,
                                        LIMITED,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        NATIONAL BANK OF KUWAIT, S.A.K.,
                                        GRAND CAYMAN ISLAND BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE SAKURA BANK, LIMITED,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE SANWA BANK, LIMITED,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        SIGNET BANK,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        SOCIETE GENERALE,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE SUMITOMO BANK, LIMITED,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        SUMITOMO BANK OF CALIFORNIA,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        THE SUMITOMO TRUST & BANKING CORP.,
                                        LTD., NEW YORK BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        SUMMIT BANK,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        SUNTRUST BANK, SOUTH FLORIDA, N.A.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE TOKAI BANK, LTD., ATLANTA AGENCY,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.



                                        THE TOYO TRUST & BANKING CO., LTD.,
                                        NEW YORK BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        UNION BANK OF SWITZERLAND,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        WACHOVIA BANK OF GEORGIA, N.A.,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                        NEW YORK BRANCH,
                                        as a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------



                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

         Signature Page to that certain Facility A Revolving Credit Agreement dated as of July 3, 1997, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc., as Agents, and certain Lenders named therein, including the undersigned.


                                        WORLDCOM, INC.,
                                        as Borrower


                                        By
                                          --------------------------------------
                                        (Name)    Scott D. Sullivan
                                              ----------------------------------
                                        (Title)   Chief Financial Officer
                                               ---------------------------------



                                        NATIONSBANK OF TEXAS, N.A.,
                                        as Administrative Agent and a Lender


                                        By
                                          --------------------------------------

                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


                               SIGNATURE PAGE                         FACILITY A
                                                      REVOLVING CREDIT AGREEMENT

                                  EXHIBIT A-1

                            FORM OF FACILITY A NOTE

$ __________                                               ____________ __, ____


                 FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of
(the "FACILITY A LENDER"), at the offices of NATIONSBANK OF TEXAS,
N.A., as Facility A Administrative Agent for the Facility A Lender and others as hereinafter described, on the Facility A Termination Date, the lesser of (i)
($           ) and (ii) the aggregate Facility A Principal Debt (other than under the Competitive Bid Subfacility or the Swing Line Subfacility) disbursed by the Facility A Lender to Borrower and outstanding and unpaid on the Facility A Termination Date (together with accrued and unpaid interest thereon).

                 This note has been executed and delivered under, and is subject to the terms of, the Facility A Revolving Credit Agreement, dated as of July 3, 1997, (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Facility A Lender and other lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and is one of the "Facility A Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE FACILITY A LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                        WORLDCOM, INC.


                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------




                                                        FACILITY A - EXHIBIT A-1

                                  EXHIBIT A-2

                    FORM OF FACILITY A COMPETITIVE BID NOTE

                             ____________ __, ____

                 FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of (the "FACILITY A LENDER"), at the offices of NATIONSBANK OF TEXAS,
N.A., as Facility A Administrative Agent for the Facility A Lender and others as hereinafter described:

                 (I) on the last day of the Interest Period for any Competitive Borrowing disbursed by the Facility A Lender to Borrower under Facility A, which Interest Period ends prior to the Facility A Termination Date, the aggregate principal amount of such Competitive Borrowing outstanding and unpaid on such last day of such Interest Period (together with accrued and unpaid interest thereon), and

                 (II) on the Facility A Termination Date, the aggregate principal amount of all Competitive Borrowings disbursed by the Facility A Lender to Borrower under Facility A and outstanding and unpaid on the Facility A Termination Date (together with accrued and unpaid interest thereon).

                 This note has been executed and delivered under, and is subject to the terms of, the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Facility A Lender and other lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and is one of the "Facility A Competitive Bid Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE FACILITY A LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                        WORLDCOM, INC.


                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------





                                                        FACILITY A - EXHIBIT A-2

                                  EXHIBIT A-3

                            FORM OF SWING LINE NOTE

$50,000,000                                                         July 3, 1997


                 FOR VALUE RECEIVED, the undersigned, WORLDCOM, INC., a Georgia corporation ("BORROWER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (the "LENDER"), on the Swing Line Maturity Date, the lesser of (i) FIFTY MILLION AND NO/100 DOLLARS ($50,000,000) and (ii) the aggregate principal amount of Borrowings under the Swing Line Subfacility disbursed by the Lender to Borrower and outstanding and unpaid on the Swing Line Maturity Date (together with accrued and unpaid interest thereon).

                 This note has been executed and delivered under, and is subject to the terms of, the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, the Lender and other lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and is the "Swing Line Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
SECTION 3.8 of the Credit Agreement for usury savings provisions.

                 THE LAWS (OTHER THAN CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                        WORLDCOM, INC.


                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------







                                                        FACILITY A - EXHIBIT A-3

                                  EXHIBIT B-1

                          FORM OF NOTICE OF BORROWING
           (OTHER THAN COMPETITIVE BORROWING OR SWING LINE BORROWING)

                            ______________ __, ____


NationsBank of Texas, N.A.
         as Facility A Administrative Agent and
         Facility B Administrative Agent for the
         Facility A Lenders and Facility B Lenders
         as defined in the Credit Agreements referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax:  (214) 508-2515

         Reference is made to (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY A"), among the undersigned, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY B"), among the undersigned, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement or the Facility B Agreement (as applicable). The undersigned hereby gives you notice pursuant to the Facilities that it requests a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the applicable Facility, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

                                                                     ----------------------------------------
                                                                              FACILITY A        FACILITY B
                                                                     ----------------------------------------
 (A)      Borrowing under Facility A or Facility B?                  (A)
                                                                            --------------   ----------------

 (B)      Borrowing Date of Borrowing*                               (B)
                                                                            --------------   ----------------
 (C)      Amount of Borrowing**                                      (C)
                                                                            --------------   ----------------

 (D)      Type of Borrowing***                                       (D)
                                                                            --------------   ----------------

 (E)      For a Eurodollar Rate Borrowing, the Interest Period
          and the last day thereof****                               (E)
                                                                            --------------   ----------------
                                                                     ----------------------------------------

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _________________________.





                                                        FACILITY A - EXHIBIT B-1

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                 (a) this Borrowing will not cause either (i) the Facility A Commitment Usage to exceed the Facility A Commitment, or (ii) the Facility B Commitment Usage to exceed the Facility B Commitment;

                 (b) all of the representations and warranties of any Borrower set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Determining Lenders);

                 (c) no change in the financial condition of any Consolidated Company which is a Material Adverse Event has occurred;

                 (d) no Default or Potential Default has occurred and is continuing; and

                 (e)      the funding of such Borrowing is permitted by Law.


                                        Very truly yours,

                                        WORLDCOM, INC.


                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------

Facility A Rate:__________

Facility B Rate:__________

Confirmed by:______________________________



     * Must be a Business Day occurring prior to the Facility A Termination Date or Facility B Termination Date (as applicable) and be at least
         (i) three Business Days following receipt by Facility A Administrative Agent or Facility B Administrative Agent (as applicable) of this Notice of Borrowing for any Eurodollar Rate Borrowing, and (ii) one Business Day following receipt by Facility A Administrative Agent or Facility B Administrative Agent of this Notice of Borrowing for any Base Rate Borrowing.
    ** Not less than $5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $20,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing).
   ***   Eurodollar Rate Borrowing or Base Rate Borrowing.
  **** Eurodollar Rate Borrowing -- 1, 2, 3, or 6 months. In no event may the Interest Period end after the Facility A Termination Date or Facility B Termination Date, as applicable.





                                                        FACILITY A - EXHIBIT B-1

                                  EXHIBIT B-2

                          FORM OF NOTICE OF CONVERSION

                            ______________ __, ____

NationsBank of Texas, N.A.
         as Facility A Administrative Agent and
         Facility B Administrative Agent for the
         Facility A Lenders and Facility B Lenders
         as defined in the Credit Agreements referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax:  (214) 508-2515

         Reference is made to (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY A"), among the undersigned, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY B"), among the undersigned, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement or the Facility B Agreement (as applicable). The undersigned hereby gives you notice pursuant to SECTION 3.10 of the applicable Facility that it elects to convert a Borrowing (other than a Competitive Borrowing or Swing Line Borrowing) under the applicable Credit Agreement from one Type to another Type or elects a new Interest Period for a Eurodollar Rate Borrowing, and in that connection sets forth below the terms on which such election is requested to be made:


                                                                     ----------------------------------------
                                                                              FACILITY A        FACILITY B
                                                                     ----------------------------------------
 (A)      Borrowing under Facility A or Facility B?                  (A)
                                                                            --------------   ----------------

 (B)      Date of conversion or last day of applicable Interest
          Period*                                                    (B)
                                                                            --------------   ----------------
 (C)      Type and principal amount of existing Borrowing being
          converted or continued**                                   (C)
                                                                            --------------   ----------------

 (D)      New Type of Borrowing selected (or Type of Borrowing
          continued)***                                              (D)
                                                                            --------------   ----------------

 (E)      For conversion to, or continuation of, a Eurodollar
          Rate Borrowing, Interest Period selected and the last
          day thereof****                                            (E)
                                                                            --------------   ----------------
                                                                     ----------------------------------------





                                     2                  FACILITY A - EXHIBIT B-2

                 On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _____________________.

                                        Very truly yours,

                                        WORLDCOM, INC.

                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


Facility A Rate:__________

Facility B Rate:__________

Confirmed by:______________________________



    * Must be a Business Day at least (i) three Business Days following receipt by Facility A Administrative Agent or Facility B Administrative Agent (as applicable) of this Notice of Conversion from a Base Rate Borrowing to a Eurodollar Rate Borrowing or a continuation of a Eurodollar Rate Borrowing for an additional Interest Period, and
         (ii) one Business Day following receipt by Facility A Administrative Agent or Facility B Administrative Agent (as applicable) of this Notice of Conversion for a conversion from a Eurodollar Rate Borrowing to a Base Rate Borrowing.
   ** Not less than $5,000,000 or an integral multiple of $1,000,000 (if a Base Rate Borrowing); not less than $20,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing).
  ***    Eurodollar Rate Borrowing or Base Rate Borrowing.
 **** Eurodollar Rate Borrowing -- 1, 2, 3, or 6 months. In no event may the Interest Period end after the Facility A Termination Date or Facility B Termination Date, as applicable.





                                     3                  FACILITY A - EXHIBIT B-2

                                  EXHIBIT B-3

                              FORM OF NOTICE OF LC

                            ______________ __, ____


NationsBank of Texas, N.A.
         as Facility A Administrative Agent for the
         Facility A Lenders as defined in the Facility A
         Credit Agreement referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax:  (214) 508-2515


         Reference is made to the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among the undersigned, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Facility A Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.2(a) of the Credit Agreement that it requests the issuance of an LC under the LC Subfacility, and in that connection sets forth below the terms on which such LC is requested to be issued:

(A)  Face amount of the LC*                                            _________
(B)  Date on which the LC is to be issued**                            _________
(C)  Expiration date of the LC***                                      _________

         Accompanying this notice is a duly executed and properly completed LC Agreement in the form requested by Administrative Agent, together with the payment of any LC fees due and payable pursuant to SECTION 4.3 and 4.4 of the Credit Agreement.

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date specified herein for issuance of the LC after giving effect to the issuance of such LC:

                 (a) the issuance of the requested LC will not cause the Facility A Commitment Usage to exceed the Facility A Commitment;

                 (b) the issuance of the requested LC will not cause the LC Exposure to exceed $75,000,000;

                 (c) the requested LC will be used solely for the purpose of providing Special Credit Support for a Restricted Company;

                 (d) all of the representations and warranties of Borrower set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers and,





                                                        FACILITY A - EXHIBIT B-3
         if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Determining Lenders);

                 (e) no change in the financial condition of any Consolidated Company which is a Material Adverse Event has occurred;

                 (f) no Default or Potential Default has occurred and is continuing; and

                 (g)      the issuance of such LC is permitted by Law.

                                        Very truly yours,

                                        WORLDCOM, INC.

                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------

Rate:________

Confirmed by:_________________________



      * Not greater than the lesser of (i) an amount which when added to the LC Exposure does not exceed $75,000,000, and (ii) the unused and available portion of the LC Subfacility.
    ** Must be a Business Day at least three Business Days following receipt by Facility A Administrative Agent of this Notice of LC.
  *** Not later than the earlier of two years from the date of issuance or 30 days prior to the Facility A Termination Date.





                                     2                  FACILITY A - EXHIBIT B-3

                                  EXHIBIT B-4

                        FORM OF COMPETITIVE BID REQUEST

                            ______________ __, ____

NationsBank of Texas, N.A.
         as Facility A Administrative Agent and
         Facility B Administrative Agent for the
         Facility A Lenders and Facility B Lenders
         as defined in the Credit Agreements referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax:  (214) 508-2515

         Reference is made to (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY A"), among the undersigned, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY B"), and the undersigned, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement or the Facility B Agreement (as applicable). The undersigned hereby gives you notice pursuant to
SECTION 2.4(b) of Facility A Agreement or SECTION 2.2(b) of the Facility B Agreement that it requests a Competitive Borrowing under the applicable Facility, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

                                                                     ----------------------------------------
                                                                              FACILITY A        FACILITY B
                                                                     ----------------------------------------
 (A)      Borrowing under Facility A or Facility B?                  (A)
                                                                            --------------   ----------------

 (B)      Borrowing Date of Competitive Borrowing*                   (B)
                                                                            --------------   ----------------
 (C)      Principal amount of Competitive Borrowing**                (C)
                                                                            --------------   ----------------

 (D)      Type of Borrowing***                                       (D)
                                                                            --------------   ----------------

 (E)      Interest Period and the last day thereof****               (E)
                                                                            --------------   ----------------
                                                                     ----------------------------------------

         Accompanying this notice is payment of the competitive bid fee payable to Facility A Administrative Agent or Facility B Administrative Agent (as applicable) for its own account pursuant to SECTION 4.5 of the Facility A Agreement or SECTION 4.3 of the Facility B Agreement.

         Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Borrowing Date specified herein after giving effect to such Borrowing:

                 (a) this Borrowing will not cause either (i) the Facility A Commitment Usage to exceed the Facility A Commitment, or (ii) the Facility B Commitment Usage to exceed the Facility B Commitment;





                                                        FACILITY A - EXHIBIT B-4

                 (b) all of the representations and warranties of Borrower set forth in the Loan Papers are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Papers and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Determining Lenders);

                 (c) no change in the financial condition of any Consolidated Company which is a Material Adverse Event has occurred;

                 (d) no Default or Potential Default has occurred and is continuing; and

                 (e)      the funding of such Borrowing is permitted by Law.

                                        Very truly yours,

                                        WORLDCOM, INC.


                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


    * Must be a Business Day occurring prior to the Facility A Termination Date or Facility B Termination Date (as applicable) and be at least
         (i) five Business Days following receipt by Facility A Administrative Agent or Facility B Administrative Agent (as applicable) of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Eurodollar Rate Borrowings, and (ii) one Business Day following receipt by Facility A Administrative Agent or Facility B Administrative Agent (as applicable) of this Competitive Bid Request for any Competitive Borrowing that will be comprised of Fixed Rate Borrowings.
   ** Not less than $20,000,000 (and in integral multiples of $1,000,000 thereafter), and not greater than the lesser of (i) the unused and available portion of the Facility A or Facility B (as applicable), and
         (ii) an amount which when added to the aggregate outstanding principal amount of Competitive Borrowings made by all Lenders under Facility A or Facility B (as applicable), does not exceed the Competitive Bid Availability then in effect for such Facility.
  ***    Eurodollar Rate Borrowing or Fixed Rate Borrowing.
 **** Eurodollar Rate Borrowing -- 1, 2, 3 or 6 months. Fixed Rate Borrowing -- up to 6 months. In no event may the Interest Period end after the Facility A Termination Date or Facility B Termination Date, as applicable.





                                     2                  FACILITY A - EXHIBIT B-4

                                  EXHIBIT B-5

              FORM OF NOTICE TO LENDERS OF COMPETITIVE BID REQUEST

                            ______________ __, ____
[Name of Lender]
[Address of Lender]
Attention:  ______________________

         Reference is made to (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY A"), among the undersigned, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY B"), and the undersigned, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement or the Facility B Agreement (as applicable). Borrower delivered a Competitive Bid Request dated _________ __, ____, pursuant to SECTION 2.4(b) of the Facility A Agreement or
SECTION 2.2(b) of the Facility B Agreement (as applicable), and in that
connection you are invited to submit a Competitive Bid by   [Date]   /  [Time]
 .* Your Competitive Bid must comply with SECTION 2.4(C) of the Facility A Agreement or SECTION 2.2(c) of the Facility B Agreement (as applicable) and the terms set forth below on which the Competitive Bid Request was made:

                                                                     ----------------------------------------
                                                                              FACILITY A        FACILITY B
                                                                     ----------------------------------------
 (A)      Borrowing under Facility A or Facility B?                  (A)
                                                                            --------------   ----------------

 (B)      Day) wing Date of Competitive Borrowing (a Business        (B)
                                                                            --------------   ----------------

 (C)      Principal amount of Competitive Borrowing                  (C)
                                                                            --------------   ----------------

 (D)      Type of Borrowing                                          (D)
                                                                            --------------   ----------------

 (E)      Interest Period and the last day thereof                   (E)
                                                                            --------------   ----------------
                                                                     ----------------------------------------

                                        Very truly yours,

                                        NATIONSBANK OF TEXAS, N.A., as
                                        Administrative Agent under both
                                        Facility A and Facility B

                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------

      * The Competitive Bid must be received by the Facility A Administrative Agent or Facility B Administrative Agent (as applicable) (i) in the case of Eurodollar Rate Borrowings, not later than 11:00 a.m., Dallas, Texas time, four Business Days before the Borrowing Date of the proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Borrowings, not later than 10:00 a.m., Dallas, Texas time, on the Borrowing Date of the proposed Competitive Borrowing.





                                                        FACILITY A - EXHIBIT B-5

                                  EXHIBIT B-6

                            FORM OF COMPETITIVE BID

                            ______________ __, ____
NationsBank of Texas, N.A., as Facility A Administrative Agent
         and Facility B Administrative Agent
         under the Credit Agreements referred to below
NationsBank Plaza, 13th Floor
901 Main Street
Dallas, TX   75202
Attn:    Mickey McLean
         Fax:  (214) 508-2515

         The undersigned,     [Name of Lender]    , refers to (i) the Facility
A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY A"), among WorldCom, Inc. (the "BORROWER"), the Facility Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, "FACILITY B"), among Borrower, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement or the Facility B Agreement (as applicable). The undersigned hereby makes a Competitive Bid pursuant to SECTION 2.4(c) of the Facility A Agreement or SECTION 2.2(c) of the Facility B Agreement, in response
to the Competitive Bid Request made by Borrower on ,         , and in that
connection sets forth below the terms on which such Competitive Bid is made:


                                                                     ----------------------------------------
                                                                              FACILITY A        FACILITY B
                                                                     ----------------------------------------
 (A)      Facility                                                   (A)
                                                                            --------------   ----------------

 (B)      Principal amount*                                          (B)
                                                                            --------------   ----------------
 (C)      Competitive Bid Rate**                                     (C)
                                                                            --------------   ----------------

 (D)      Interest Period and the last day thereof***                (D)
                                                                            --------------   ----------------
                                                                     ----------------------------------------

         The undersigned hereby confirms that it is prepared to extend credit to Borrower upon acceptance by Borrower of this bid in accordance with SECTION 2.4(e) of the Facility A Agreement or SECTION 2.2(e) of the Facility B Agreement (as applicable).

                                        Very truly yours,

                                        [NAME OF LENDER]

                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------

      * Not less than $5,000,000 (and in integral multiples of $1,000,000 thereafter) and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower and which may





                                                        FACILITY A - EXHIBIT B-6
         exceed such Lender's Committed Sum under Facility A or Facility B, as applicable (subject to the limitations set forth in SECTION 2.4(a) of the Facility A Agreement or SECTION 2.2(a) of the Facility B Agreement). Multiple bids will be accepted by Facility A Administrative Agent or Facility B Administrative Agent (as applicable).
    **   Eurodollar Rate +              % or - ____________%, in the case of
         Eurodollar Rate Borrowings; or ________%, in the case of Fixed Rate Borrowings (in each case, expressed in the form of a decimal to no more than four decimal places).
   *** The Interest Period must be the Interest Period specified in the Competitive Bid Request.





                                      2                 FACILITY A - EXHIBIT B-6

                                   EXHIBIT C

                      FORM OF ADMINISTRATIVE QUESTIONNAIRE

BORROWER:        WorldCom, Inc.

         1)      Name of Entity as it should appear on Signature Page:
                 ______________________________________________________________.
                 Please indicate number of signature lines required for Entity _______________________________________________________.

         2)      Name and address of Person to Receive Drafts of Loan Papers at
                 Lender: _______________________________________________________
                 ______________________________________________________________.

         3) If different from above, name and address of person to whom signature pages should be forwarded for execution:

                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

         4) If different from above, name and address of person to whom signature pages should be forwarded for execution:

                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________


                                  CREDIT CONTACT               OPERATIONS CONTACT             LEGAL COUNSEL
                                  --------------               ------------------             -------------
 NAME:
                                  --------------               ------------------             -------------
 TITLE:
                                  --------------               ------------------             -------------
 ADDRESS:
                                  --------------               ------------------             -------------

                                  --------------               ------------------             -------------

                                  --------------               ------------------             -------------
 TELEPHONE:
                                  --------------               ------------------             -------------
 FACSIMILE #:
                                  --------------               ------------------             -------------
 ANSWERBACK:
                                  --------------               ------------------             -------------





                                                        FACILITY A - EXHIBIT B-6

PAYMENT INSTRUCTIONS

FED WIRE INSTRUCTIONS

PAY TO:
                                  -----------------------------------------------------------------------------------------------
                                  (Name of Lender)


                                  -----------------------------------------------------------------------------------------------
                                  (Address)


                                  ----------------------------------         ----------------------------------------------------
                                  (City)                                     (State)                (Zip)


                                  -----------------------------------------------------------------------------------------------
                                  (ABA #)                                    (Account #)


                                  -----------------------------------------------------------------------------------------------
                                  (Attention)


         NATIONSBANK PAYMENT INSTRUCTIONS

         PAY TO:          NationsBank TX
                          Dallas, Texas
                          ABA #: 111000025

         ATTENTION:       Commercial Loan Operations

         REFERENCE:       WorldCom Inc.

         ACCOUNT #:       120-2000-883





                                     2                  FACILITY A - EXHIBIT B-6

                                  EXHIBIT D-1

                         FORM OF COMPLIANCE CERTIFICATE

          FOR _______________ ENDED ________________________________,

                  DATE: ____________________________________,

ADMINISTRATIVE AGENT:     NationsBank of Texas, N.A.

BORROWER:                 WorldCom, Inc.
________________________________________________________________________________

         This certificate is delivered under (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "FACILITY A AGREEMENT") among Borrower, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and (ii) the Facility B Revolving Credit and Term Loan Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "FACILITY B AGREEMENT") among Borrower, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Facility A Agreement or the Facility B Agreement (as applicable).

         I certify to Lenders that:

         (a) I am a Responsible Officer of the Consolidated Companies in the position(s) set forth under my signature below;

         (b) the Financial Statements of the Consolidated Companies (and the separate Financial Statements for (i) MFS and its Subsidiaries and (ii) each other Unrestricted Subsidiary, as applicable) attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated (as to the Consolidated Companies and as to MFS and its Subsidiaries, as applicable) financial condition and results of operations of those companies as of, and for the (three, six, or nine months, or fiscal year) ended on,
 ,             (the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

         (c) a review of the activities of the Consolidated Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Consolidated Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Papers, and during the Subject Period, to my knowledge (i) the Consolidated Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Papers (except for the deviations, if any, set forth on a schedule annexed to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (except the Defaults or Potential Defaults, if any, described on the schedule annexed to this certificate);

         (d) to my knowledge, the status of compliance by the Restricted Companies with SECTIONS 7.28(a) and (b) of each of the Facility A Agreement and the Facility B Agreement at the end of the Subject Period is as set forth on the Annex I to this certificate;





                                                        FACILITY A - EXHIBIT D-1

         (e) as of the date hereof, to my knowledge, the aggregate Debt (including, without limitation, the amounts outstanding as of the date hereof under Capital Leases and Debt assumed or created in connection with any Permitted Acquisition) of the Restricted Companies restricted by SECTIONS 7.12(d) AND 7.12(e) of each of Facility A Agreement and Facility B Agreement is
$             , which amount is equal to or less than $
[7.5% of the amount of Total Debt for which the Restricted Companies may be obligated without violating the Leverage Ratio requirements of SECTIONS 7.28(a) of the Facility A Agreement and the Facility B Agreement];

         (f) as of the date hereof, to my knowledge, the aggregate Debt (including, without limitation, the amounts outstanding as of the date hereof under Capital Leases and Debt assumed or created in or created in connection with any Permitted Acquisition) of the Restricted Subsidiaries restricted by SECTIONS 7.12(d) and 7.12(e), of each of the Facility A Agreement and the Facility B Agreement is $_______________, which amount is equal to or less than $100,000,000; and

         (g) with respect to any Permitted Acquisition consummated during the Subject Period that met the requirements of ITEM (a) of the definition of "Permitted Acquisition" (and for which no prior written certification to the following matters has been delivered by Borrower to Facility A Administrative Agent and Facility B Administrative Agent), (i) all representations and warranties under the Loan Papers were true and correct immediately prior to and after giving effect to each such Acquisition, (ii) no Default or Potential Default existed at the time of any such Acquisition or after giving effect to any such Acquisition, (iii) prior to the consummation of any such Acquisition, Borrower delivered to Facility A Administrative Agent and Facility B Administrative Agent (as appropriate) all supplements to, or revisions of, SCHEDULES 6.13, 7.12, 7.13 and 7.20 to each of the Facility A Agreement and the Facility B Agreement which were required to make the disclosures in such Schedules accurate after giving effect to such Acquisition and obtained (prior to the date of consummation of such Acquisition), the consent of Determining Lenders with respect to such revised or Supplemental Schedules ([ ] check here if no such revised or supplemental schedules were required as a result of such Acquisitions); and (iv) attached hereto are revised or supplemental SCHEDULES
6.2 and 6.3 which are required to make the disclosures accurate after giving effect to such Acquisition.



                                        By
                                          --------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------





                                      2                 FACILITY A - EXHIBIT D-1

                       ANNEX I TO COMPLIANCE CERTIFICATE

               Status of Compliance with SECTIONS 7.28(a) and (b) of the Facility A Agreement and the Facility B Agreement(1)

                (All on consolidated basis for the Restricted
                   Companies at the end of Subject Period)


1.                        SECTION 7.28(a) - LEVERAGE RATIO


                 a.       Total Debt*                                                         $
                                                                                               -------------
                 b.       Amount of immediately-available cash or Cash
                          Equivalents owned by the Restricted Companies*                      $
                                                                                               -------------
                 c.       Market value of any immediately-available Marketable
                          Securities owned by the Restricted Companies*                       $
                                                                                               -------------
                 d.       Total Debt (adjusted)* [Line (a) less Line (b) and
                          (c)]                                                                $
                                                                                               -------------
                 e.       Pre-tax income**                                                    $
                                                                                               -------------
                 f.       Interest Expense**                                                  $
                                                                                               -------------
                 g.       Depreciation expense**                                              $
                                                                                               -------------
                 h.       Amortization expense**                                              $
                                                                                               -------------
                 i.       Other non-cash charges**                                            $
                                                                                               -------------
                 j.       Non-recurring cash and non-cash merger and
                          restructuring charges related solely to Acquisitions
                          occurring during the Subject Period (not to exceed
                          $100,000,000 in the aggregate from the Closing Date
                          to the end of the Subject Period)**                                 $
                                                                                               -------------
                 k.       Extraordinary Losses**
                                                                                              $
                 l.       Losses accounted for on the "equity" method of                       -------------
                          accounting (other than dividends actually received
                          by any Restricted Company from such Person)**                       $
                                                                                               -------------
                 m.       Extraordinary gains**                                               $
                                                                                               -------------
                 n.       Gains accounted for on the "equity" method of
                          accounting (other than dividends actually received by
                          any Restricted Company from such Person)**                          $
                                                                                               -------------
                 o.       Operating Cash Flow** Sum of Lines e through l minus
                          Lines m and n                                                       $
                                                                                               -------------
                 p.       Operating Cash Flow from Unrestricted Subsidiaries**                $
                                                                                               -------------
                 q.       7.5% of Line (o)                                                    $
                                                                                               -------------
                 r.       If positive, the amount by which Line (p) exceeds
                          Line (q)                                                            $
                                                                                               -------------
                 s.       Operating Cash Flow (adjusted) (Line (o) minus (r))                 $
                                                                                               -------------
                 t.       Annualized Operating Cash Flow -- Line s multiplied
                          by 4                                                                 -------------
                 u.       Actual Leverage Ratio -- The ratio of (Line d to Line t)                    :
                                                                                               -------------
                 v.       Maximum ratio for Subject Period                                    $  4.50 : 1.00
                                                                                               -------------
2.                        SECTION 7.28(b) - CONSOLIDATED NET WORTH

                 a.       Consolidated Net Worth***                                           $
                                                                                               -------------





----------------------------------

1 All as more particularly determined in accordance with the terms of the Facility A Agreement or the Facility B Agreement (as applicable), which control in the event of conflicts with this form.

                                       3                FACILITY A - EXHIBIT D-1

                 b.       To the extent deducted in the calculation of
                          Consolidated Net Worth, non-recurring cash and
                          non-cash charges made by the Restricted Companies in
                          connection with any mergers or corporate
                          restructurings relating solely to Acquisitions
                          occurring on or after the Closing Date (maximum of
                          $100,000,000 for all periods following the Closing
                          Date)                                                               $
                                                                                               -------------
                 c.       Consolidated Net Worth (adjusted) - Line a plus Line b              $
                                                                                               -------------
                 d.       Consolidated Net Worth at 12/31/96                                  $
                                                                                               -------------
                 e.       75% of Line (d)                                                     $
                                                                                               -------------
                 f.       Consolidated Net Income of the Restricted
                          $ Companies for each fiscal quarter of the Restricted
                          Companies ending after 12/31/96                                     $
                                                                                               -------------
                 g.       50% of Line (f)                                                     $
                                                                                               -------------
                 h.       Net Cash Proceeds from Equity Issuance occurring on
                          or after the Closing Date                                           $
                                                                                               -------------
                 i.       75% of Item h                                                       $
                                                                                               -------------
                 j.       Minimum Consolidated Net Worth (sum of Items (e),
                          (g), and (i)                                                        $
                                                                                               -------------
                 k.       Consolidated Net Worth equals or exceeds Minimum
                          Consolidated Net Worth (Item (c) equals                           Yes     /No
                          or exceeds Item (j)                                                  ----    -----




         *       As of the last day of the Subject Period
         **      For the three month period ending on the last day of the
                 Subject Period.
         ***     At the end of the fiscal quarter.





                                       4                FACILITY A - EXHIBIT D-1

                       ANNEX II TO COMPLIANCE CERTIFICATE

     [ATTACH REVISED OR SUPPLEMENTAL SCHEDULES 6.2 AND 6.3 (AS APPLICABLE)
                   IN CONNECTION WITH PERMITTED ACQUISITIONS
                DESCRIBED IN ITEM (g) OF COMPLIANCE CERTIFICATE]





                                     5                  FACILITY A - EXHIBIT D-1

                                  EXHIBIT D-2

              FORM OF PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


ADMINISTRATIVE AGENT:     NationsBank of Texas, N.A.        DATE:_______________

BORROWER:                 WorldCom, Inc.
________________________________________________________________________________

         This certificate is delivered under SECTIONS 5.2(b) of each of (i) the Facility A Revolving Credit Agreement, dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "FACILITY A AGREEMENT") among Borrower, the Facility A Lenders named therein, the Facility A Administrative Agent, the Agents, and the Co-Agents, and (ii) the Facility B Revolving Credit and Term Loan Agreement dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "FACILITY B AGREEMENT") among Borrower, the Facility B Lenders named therein, the Facility B Administrative Agent, the Agents, and the Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Facility A Agreement and the Facility B Agreement.

         _________________ [name of Company] intends to acquire _______________
(the "SUBJECT ACQUISITION"), on __________, ____ (the "ACQUISITION DATE"). In connection with such Subject Acquisition, Borrower hereby confirms the following:

         (a) all of the representations and warranties under the Loan Papers are true and correct immediately prior to and after giving effect to the Subject Acquisition;

         (b) the Subject Acquisition meets all of the requirements to qualify as a Permitted Acquisition under SECTIONS 5.2(b) of each of the Facility A Agreement and the Facility B Agreement, including, without limitation, that (i) as of the Acquisition Date, the Subject Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired, (ii) not later than the Acquisition Date, Borrower has delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement, (iii) as of the Acquisition Date, after giving effect to the Subject Acquisition, the acquiring party is or will be Solvent and the Restricted Companies, on a consolidated basis, are or will be Solvent, (iv) as of the Acquisition Date, no Default or Potential Default exists or will occur as a result of, and after giving effect to, the Subject Acquisition, (v) as of the Acquisition Date, if the Subject Acquisition is structured as a merger, Borrower or a Permitted Successor Corporation (or if such merger is with a Restricted Company other than Borrower, then a Restricted Company) is the surviving entity after giving effect to such merger, and (vi) if required, the consent of Determining Lenders to the Subject Acquisition has been obtained and Borrower has delivered to Administrative Agent all information regarding the Acquisition requested by Administrative Agent, including, without limitation, all of the information specifically referred to in ITEM (c) of the definition of "Permitted Acquisition" in the Facility A Agreement and the Facility B Agreement;

         (c) after giving effect to the Subject Acquisition, any Debt (if any) incurred or assumed by the Restricted Companies in connection with the Subject Acquisition will be permitted by SECTIONS 7.12 of each of the Facility A Agreement and the Facility B Agreement (and to the extent any such Debt is permitted by SECTIONS 7.12(e) of each of the Facility A Agreement and the Facility B Agreement calculations supporting compliance with such Sections are set forth on the attached Schedule) and the status of compliance by the Restricted Companies with SECTIONS 7.28(a) after giving effect to the Subject Acquisition is as set forth on the attached Schedule; and





                                                        FACILITY A - EXHIBIT D-2

         (d) prior to the consummation of the Subject Acquisition, Borrower has delivered to Administrative Agent all supplements to, or revisions of, SCHEDULES 6.13, 7.12, 7.13 and 7.20 to each of the Facility A Agreement and the Facility B Agreement which are required to make the disclosures in such Schedules accurate after giving effect to the Subject Acquisition, and has obtained the consent of Determining Lenders with respect to such revised or supplemental Schedules ( check here if no such revised or supplemental Schedules are required as a result of the Subject Acquisition).


                                        WORLDCOM, INC.


                                        *By
                                           -------------------------------------
                                        (Name)
                                              ----------------------------------
                                        (Title)
                                               ---------------------------------


         *       Must be a Responsible Officer of Borrower.





                                      2                 FACILITY A - EXHIBIT D-2

                       SCHEDULE TO PERMITTED ACQUISITION
                             COMPLIANCE CERTIFICATE

                   Status of compliance with the Facilities(1)

1. The Purchase Price of the Subject Acquisition is $__________. [This Permitted Acquisition Compliance Certificate only needs to be completed with respect to Acquisitions with a Purchase Price of $250,000,000 or more.]


2.                        SECTION 7.28(a) - LEVERAGE RATIO

                 a.       Total Debt*                                                         $
                                                                                               -------------
                 b.       Amount of immediately-available cash or Cash
                          Equivalents owned by the Restricted Companies*                      $
                                                                                               -------------
                 c.       Market value of any immediately-available Marketable
                          Securities owned by the Restricted Companies*                       $
                                                                                               -------------
                 d.       Total Debt (adjusted)* [Line (a) less Line (b) and
                          (c)]                                                                $
                                                                                               -------------
                 e.       Pre-tax income**                                                    $
                                                                                               -------------
                 f.       Interest Expense**                                                  $
                                                                                               -------------
                 g.       Depreciation expense**                                              $
                                                                                               -------------
                 h.       Amortization expense**                                              $
                                                                                               -------------
                 i.       Other non-cash charges**                                            $
                                                                                               -------------
                 j.       Non-recurring cash and non-cash merger and
                          restructuring charges related solely to Acquisitions
                          occurring during the Subject Period (not to exceed
                          $100,000,000 in the aggregate from the Closing Date
                          to the end of the Subject Period)**                                 $
                                                                                               -------------
                 k.       Extraordinary Losses**
                                                                                              $
                 l.       Losses accounted for on the "equity" method of                       -------------
                          accounting (other than dividends actually received
                          by any Restricted Company from such Person)**                       $
                                                                                               -------------
                 m.       Extraordinary gains**                                               $
                                                                                               -------------
                 n.       Gains accounted for on the "equity" method of
                          accounting (other than dividends actually received by
                          any Restricted Company from such Person)**                          $
                                                                                               -------------
                 o.       Operating Cash Flow** Sum of Lines e through l minus
                          Lines m and n                                                       $
                                                                                               -------------
                 p.       Operating Cash Flow from Unrestricted Subsidiaries**                $
                                                                                               -------------
                 q.       7.5% of Line (o)                                                    $
                                                                                               -------------
                 r.       If positive, the amount by which Line (p) exceeds
                          Line (q)                                                            $
                                                                                               -------------
                 s.       Operating Cash Flow (adjusted) (Line (o) minus (r))                 $
                                                                                               -------------
                 t.       Annualized Operating Cash Flow -- Line s multiplied
                          by 4
                 u.       Actual Leverage Ratio -- The ratio of (Line d to Line t)                    :
                                                                                               -------------
                 v.       Maximum ratio for Subject Period                                       4.50 : 1.00
                                                                                               -------------


3. If any Debt is being assumed or incurred in connection with the Subject Acquisition, then after giving effect to such Subject Acquisition, the aggregate Debt of the Restricted Companies incurred pursuant to SECTIONS 7.12(e) of each of the Facility A Agreement and


----------------------------------

1 All as more particularly determined in accordance with the terms of the Facility A Agreement or the Facility B Agreement (as applicable), which control in the event of conflicts with this form.

                                      3                 FACILITY A - EXHIBIT D-2
         the Facility B Agreement (including, without limitation, amounts outstanding on the date of consummation of the Subject Acquisition under Capital Leases, Debt assumed or created in connection with any Permitted Acquisition, and any Existing Debt pursuant to SECTIONS 7.12(d) of each of the Facility A Agreement and the Facility B Agreement) is $__________, which is less than or equal to 7.5% of the amount of Total Debt for which the Restricted Companies may be obligated without violating the Leverage Ratio requirements of SECTIONS 7.28(a) of each of the Facility A Agreement and the Facility B Agreement.

4. After giving effect to the Subject Acquisition, the aggregate Debt of the Restricted Subsidiaries incurred pursuant to SECTIONS 7.12(e) of each of the Facility A Agreement and the Facility B Agreement, including, without limitation, the amounts outstanding as of the date hereof under Capital Leases, Debt assumed or created in connection with any Permitted Acquisition, and any Existing Debt incurred pursuant to SECTION 7.12(d) of each of Facility A Agreement and Facility B Agreement is $___________, which amount is equal to or less than $100,000,000.





                                       4                FACILITY A - EXHIBIT D-2

                                   EXHIBIT E

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


         Reference is made to the Facility A Revolving Credit Agreement dated as of July 3, 1997 (as amended, modified, supplemented, or restated from time to time, the "FACILITY A AGREEMENT") among WORLDCOM, INC., a Georgia corporation ("BORROWER"), the Facility A Lenders, the Agents, the Co-Agents (each such term as defined in the Facility A Agreement), and NATIONSBANK OF TEXAS, N.A., as the Administrative Agent for Facility A Lenders ("ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility A Agreement.

         The "ASSIGNOR" and the "ASSIGNEE" referred to on SCHEDULE 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's Rights and obligations under the Facility A Agreement and the related Facility A Loan Papers as of the date hereof equal to the percentage interest specified on SCHEDULE 1 (excluding any outstanding Competitive Borrowings owed to the Assignor [unless the Assignor is selling all of its Rights and obligations under the Facility A Loan Papers], but including any participations by the Assignor in any LCs or Swing Line Borrowings). After giving effect to such sale and assignment, the Assignor's and the Assignee's Facility A Committed Sums and the amount of the Borrowings under Facility A owing to each of them will be as set forth on SCHEDULE 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Facility A Loan Papers or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Facility A Loan Papers or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Facility A Loan Paper or the performance or observance by any such party of any of its obligations under the Facility A Loan Papers or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor (to the extent the Facility A Principal Debt being assigned and owed to the Assignor is evidenced by Notes) and requests that Administrative Agent exchange such Notes for new Notes if so requested by either the Assignor or Assignee. Such new Notes shall be prepared in accordance with the provisions of SECTION 3.1(b) of the Facility A Agreement and will reflect the respective Committed Sums of the Assignee and the Assignor after giving effect to this Assignment and Acceptance.

         3. The Assignee (i) confirms that it has received a copy of the Facility A Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Facility A Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Facility A Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Facility A Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Facility A Agreement are





                                                          FACILITY A - EXHIBIT E
required to be performed by it as a Facility A Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under SECTION 10.9 of the Facility A Agreement.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on SCHEDULE 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Facility A Agreement and, to the extent provided in this Assignment and Acceptance, have the Rights and obligations of a Facility A Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its Rights and be released from its obligations under the Facility A Agreement.

         6. Upon such acceptance and recording by Facility A Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Facility A Agreement, the Notes (to the extent the Facility A Principal Debt owed to the Assignee is evidenced by Notes), and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees and other fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Facility A Agreement and the other Facility A Loan Papers for periods prior to the Effective Date directly between themselves.

         7. Unless the Assignee is a Facility A Lender or an Affiliate of a Facility A Lender (and this sale and assignment is not made in connection with the sale of such Affiliate), this Assignment and Acceptance is conditioned upon the consent of Borrower and Administrative Agent pursuant to the definition of "Eligible Assignee" in the Facility A Agreement. The execution and delivery of this Assignment and Acceptance by Borrower and Administrative Agent is evidence of this consent.

         8. As contemplated by SECTION 11.14(b)(v) of the Facility A Agreement, the Assignor or the Assignee (as determined between the Assignor and the Assignee) agrees to pay to Administrative Agent for its account on the Effective Date in federal funds a processing fee of $3,500.

         9. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         10. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of SCHEDULE 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused SCHEDULE 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.





                                       2                  FACILITY A - EXHIBIT E

                                   SCHEDULE 1
                                       to
                      ASSIGNMENT AND ACCEPTANCE AGREEMENT

                 Assignor's Facility A Committed Sum:   $________________


                 Assignee's Facility A Committed Sum:   $________________

                 Aggregate outstanding principal
                 amount of Borrowings under
                 Facility A assigned (must be at
                 least equal to $10,000,000):           $________________

                 Effective Date (if other than date of
                 acceptance by Administrative Agent):   *________ ___, __


                                        [NAME OF ASSIGNOR], as Assignor


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        Dated:                        ,
                                              -----------------  ----- -----

                                        [NAME OF ASSIGNEE], as Assignee


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        Dated:                        ,
                                              -----------------  ----- -----





                                     3                    FACILITY A - EXHIBIT E

         If SECTION 11.14(b) and CLAUSE (c) of the definition of "Eligible Assignee" of the Facility A Agreement so require, Borrower and Administrative Agent consent to this Assignment and Acceptance.

                                        WORLDCOM, INC., as Borrower


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Dated:                        ,
                                              -----------------  ----- -----


                                        NATIONSBANK OF TEXAS, N.A.,
                                        as Administrative Agent


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        Dated:                        ,
                                              -----------------  ----- -----


         * This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Facility A Administrative Agent.





                                      4                   FACILITY A - EXHIBIT E

                                  EXHIBIT F-1

                 FORM OF OPINION OF GENERAL COUNSEL OF BORROWER

                                  July 3, 1997



NationsBank of Texas, N.A., in its capacities as Facility A Administrative Agent and
         Facility B Administrative Agent

Bank of America NT & SA,
Bank of Montreal,
The Bank of New York,
The Bank of Nova Scotia,
Bank of Tokyo-Mitsubishi Trust Company,
Barclays Bank PLC,
Canadian Imperial Bank of Commerce,
The Chase Manhattan Bank,
Citibank, N.A.,
Credit Lyonnais New York Branch,
First Union National Bank,
Fleet National Bank
The Industrial Bank of Japan, Limited, Atlanta Agency,
Morgan Guaranty Trust Company of New York,
Royal Bank of Canada, and
Toronto Dominion (Texas), Inc.:
         as Agents under the Facility A Agreement and the Facility B Agreement.

Each of the Lenders named in Schedules 2.1 to the Facility A Agreement and the Facility B Agreement referred to below

         RE:   CREDIT FACILITIES OF WORLDCOM, INC.

Ladies and Gentlemen:

         I am the General Counsel of WorldCom, Inc., a Georgia corporation ("BORROWER"), and have acted as counsel to Borrower and its Restricted Subsidiaries in connection with the Facility A Revolving Credit Agreement dated as July 3, 1997 (the "FACILITY A AGREEMENT") and the Facility B Revolving Credit and Term Loan Agreement dated as of July 3, 1997 (the "FACILITY B AGREEMENT"), among Borrower, the lenders named on SCHEDULES 2.1 to each of the Facility A Agreement and the Facility B Agreement ("LENDERS"), NationsBank of Texas, N.A., as the "Administrative Agent" under the Facility A Agreement (in such capacity, the "FACILITY A ADMINISTRATIVE AGENT") or as the "Administrative Agent" under the Facility B Agreement (in such capacity, the "FACILITY B ADMINISTRATIVE AGENT") and the following banks as "Agents" under each of the Facility A Agreement and the Facility B Agreement: Bank of America NT & SA, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc.





                                                        FACILITY A - EXHIBIT F-1

         This opinion is delivered pursuant to SECTIONS 5.1 of each of the Facility A Agreement and the Facility B Agreement and PARAGRAPHS 8 of SCHEDULES
5.1 to each of the Facility A Agreement and the Facility B Agreement. Unless otherwise defined, each capitalized term used herein has the meaning given to such term in the Facility A Agreement and the Facility B Agreement.

         In arriving at the opinions expressed below, I or attorneys employed by Borrower and acting under my supervision have examined such corporate documents and records of the Consolidated Companies (as listed on SCHEDULES 6.2 to the Facility A Agreement and the Facility B Agreement) and such certificates of public officials and of officers of the Consolidated Companies, other documents, and matters of law as I deemed necessary or appropriate, including, without limitation, originals or copies (or, with respect to the Notes under the Facility A or Facility B Agreement (collectively, the "NOTES") only, the forms of Notes attached as Exhibits to the Facility A and the Facility B Agreement) of (i) the Facility A Agreement, (ii) the Facility B Agreement, and
(iii) to the extent any Notes are executed and delivered on the Closing Date or immediately subsequent thereto, such Notes (all of the foregoing, collectively, the "TRANSACTION DOCUMENTS").

         In rendering the opinions expressed below, I have assumed with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to me as originals, (b) the genuineness of all signatures on all documents that I have examined (other than those of any officer of any Consolidated Company who signed in my presence and Bernard J. Ebbers, Charles T. Cannada, Scott D. Sullivan, and any other officer signing the incumbency provisions of officers' certificates delivered in connection with the Loan Papers), (c) the conformity to authentic originals of documents submitted to me as certified, conformed or photostatic copies, and (d) compliance by the Facility A Administrative Agent, the Facility B Administrative Agent, the Agents under Facility A, the Agents under Facility B, and the Lenders with their respective covenants and undertakings contained in the Transaction Documents.

         With respect to matters involving the Federal Communications Commission (the "FCC") and state public utility commissions or analogous regulatory or governmental authorities, the Communications Act of 1934, as amended, and the rules and regulations of the FCC and such other state public utility commission or analogous regulatory or governmental authorities, I refer to the separate opinions of Kelley Drye & Warren, L.L.P., regulatory counsel to the Consolidated Companies, and I understand that you will rely solely upon the opinions of such counsels with respect to such matters. Additionally, as to certain matters of New York law, I understand you will rely solely upon the opinions of Bryan Cave LLP. I express no opinion herein with respect to any of the matters opined on by such regulatory counsel or such special counsel.

         Based upon the foregoing, and subject to the qualifications and limitations herein contained, it is my opinion that:

         1. Borrower (a) is a corporation validly existing and in good standing under the Laws of its state of incorporation (based solely upon my review of good standing certificates [or comparable documents] issued by such state with respect to such corporation), and (b) possesses all requisite corporate authority and power to conduct its business and execute, deliver, and comply with the terms of the Transaction Documents, which have been duly authorized and approved by all necessary corporate action and for which, to the best of my knowledge, no approval or consent of any Person or Governmental Authority is required which has not been obtained, except where the failure to obtain would not be a Material Adverse Event.

          2. Each of the Transaction Documents have been duly executed and delivered by Borrower.





                                        2               FACILITY A - EXHIBIT F-1

         3. The Transaction Documents evidence the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as the enforcement may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in violation of its Second Amended and Restated Articles or Certificates of Incorporation or Bylaws.

         5. The execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in violation of any Laws, other than such violations which will not, individually or collectively, be a Material Adverse Event.

         6. No Restricted Company is involved in, nor am I aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Restricted Company that would be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $100,000,000 (individually or collectively) or any warrant of attachment, acquisition, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $100,000,000 or more.

         7. To the best of my knowledge, after reasonable investigation, the execution, delivery, and the performance of and compliance with the terms of the Transaction Documents will not cause Borrower to be in default under any material, written, or oral agreements, contracts, commitments, or understandings to which any Restricted Company is a party, other than such defaults or potential defaults which will not, individually or collectively, be a Material Adverse Event.

         8. (a) No Employee Plan has incurred an accumulated funding deficiency (as defined in the Code and ERISA), (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any prohibited transaction (as such term is defined in ERISA or the Code) which would be a Material Adverse Event, and (e) to the best of my knowledge, after reasonable investigation, no Reportable Event has occurred which is likely to result in the termination of any Employee Plan.

         This opinion is limited in all respect to the laws of the State of Georgia and the federal laws of the United States of America.

         I note that the Transaction Documents are to be governed by the laws of the State of New York. Accordingly, for purposes of rendering this opinion as to the enforceability of the Transaction Documents, I have assumed that the substantive laws of the State of New York are identical to the substantive laws of the State of Georgia.

         The foregoing opinions are also subject to the following exceptions and qualifications: I express no opinion

                 (a) with respect to the availability of the remedies of specific performance or injunction, or other remedies requiring the exercise of judicial discretion;





                                      3                 FACILITY A - EXHIBIT F-1

                 (b) as to the effect of the compliance or noncompliance of Lenders with any state or federal laws or regulations applicable to any Lender's legal or regulatory status or the nature of such Lender's business;

                 (c) as to the enforceability of any provisions contained in the Transaction Documents that (i) purport to make void any act in contravention thereof, (ii) purport to authorize a party to act in its sole discretion, (iii) relate to the effect of laws or regulations that may be enacted in the future, (iv) require waivers or amendments to be made only in writing or (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws;

                 (d) regarding the enforceability of the waivers in the Transaction Documents of the right to demand a trial by jury and with respect to selection of a venue;

                 (e) as to the enforceability of any provisions in the Transaction Documents to the effect that the acceptance of a past due installment or other performance by Borrower shall not be deemed a waiver of the right to accelerate the indebtedness;

                 (f) as to the enforceability of any provisions in the Transaction Documents relating to (i) set off, (ii) self help or (iii) evidentiary standards or other standards by which the Transaction Documents are to be construed; and

                 (g) with regard to any provisions of the Transaction Documents whereby a party purports to indemnify another party against its own negligence or misconduct.

         This opinion is addressed to you solely for your use in connection with the transactions contemplated by the Transaction Documents, and no person other than the Facility A Administrative Agent, the Facility B Administrative Agent, each Agent under the Facility A Agreement and the Facility B Agreement, each Lender, each assignee which hereafter becomes a Lender as permitted by either the Facility A Agreement or the Facility B Agreement and the law firm of Haynes and Boone, L.L.P. is entitled to rely hereon without my prior written consent. This opinion is given as of the date hereof, and I have no obligation to revise or update this opinion subsequent to the date hereof or to advise you or any other person of any matter subsequent to the date hereof which would cause me to modify this opinion in whole or in part.

                                        Very truly yours,



                                        William E. Anderson,
                                        General Counsel





                                     4                  FACILITY A - EXHIBIT F-1

                                  EXHIBIT F-2

                 FORM OF OPINION SPECIAL COMMUNICATIONS COUNSEL
                         [KELLEY DRYE & WARREN, L.L.P.]

                                  July 3, 1997



NationsBank of Texas, N.A.
         as Facility A Administrative Agent and
         Facility B Administrative Agent

Bank of America NT & SA,
Bank of Montreal,
The Bank of New York,
The Bank of Nova Scotia,
Bank of Tokyo-Mitsubishi Trust Company,
Barclays Bank PLC,
Canadian Imperial Bank of Commerce,
The Chase Manhattan Bank,
Citibank, N.A.,
Credit Lyonnais New York Branch,
First Union National Bank,
Fleet National Bank,
The Industrial Bank of Japan, Limited, Atlanta Agency,
Morgan Guaranty Trust Company of New York,
Royal Bank of Canada, and
Toronto Dominion (Texas), Inc.

Each of the Lenders named on SCHEDULES 2.1 to each of the Facility A Agreement and the Facility B Agreement referred to below

Ladies and Gentlemen:

         We have acted as special communications regulatory counsel to WorldCom, Inc. (the "BORROWER"), a Georgia corporation, and each of its Restricted Subsidiaries as identified on SCHEDULE I hereto (Borrower and its Restricted Subsidiaries are collectively referred to herein as the "RESTRICTED COMPANIES"), in connection with the Facility A Revolving Credit Agreement (the "FACILITY A AGREEMENT"), the Facility B Revolving Credit and Term Loan Agreement (the "FACILITY B AGREEMENT"), each dated as of July 3, 1997, and the related Loan Papers by an among Borrower, the Lenders referred to on SCHEDULES
2.1 of each of the Facility A Agreement and the Facility B Agreement ("LENDERS"), NationsBank of Texas, N.A., as the "Administrative Agent" under the Facility A Agreement (the "FACILITY A ADMINISTRATIVE AGENT") and as the "Administrative Agent" under the Facility B Agreement (the "FACILITY B ADMINISTRATIVE AGENT"), and the following banks as "Agents" under each of the Facility A Agreement and the Facility B Agreement (collectively, "AGENTS"):
Bank of America NT & SA, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc.





                                                        FACILITY A - EXHIBIT F-2

         Except as otherwise defined herein, capitalized terms defined in the Facility A Agreement and the Facility B Agreement are used herein as defined therein. This opinion is being delivered pursuant to SECTIONS 5.1 and PARAGRAPHS 8 of SCHEDULES 5.1 of each of the Facility A Agreement and the Facility B Agreement.

         As special communications regulatory counsel for the Restricted Companies, we address only matters within the jurisdiction of the Federal Communications Commission ("FCC") and each state public utility commission ("PUC") that, on the date of this opinion, exercises jurisdiction over the Restricted Companies (each such PUC is hereinafter referred to as an "APPLICABLE PUC"). See SCHEDULE II for the list of Applicable PUCs as of the date of this opinion. We have relied without independent verification upon the representation of the Restricted Companies that they do not provide intrastate services in Alaska and Hawaii. We express no opinion as to matters of local, municipal or county regulation and their applicability to or effect upon the transactions or the Restricted Companies.

         In rendering the opinions expressed herein, we have examined the execution form of the Facility A Agreement, the Facility B Agreement, and all Schedules and Exhibits thereto. We assume that the documents will be executed and delivered in the same form provided to us. We also have assumed, with your permission and without independent investigation, that: (a) the signatures on all documents examined by us are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such documents had authority to do so; (b) the documents submitted to us as originals are authentic, and that all documents submitted to us as certified, conformed or photostatic copies conform to authentic original documents; and (c) public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are correct. In addition, we have assumed the due execution and delivery, pursuant to due authorization, of each of the Loan Papers by Borrower.

         As to matters of fact relevant to the opinions expressed herein, we have relied upon information supplied to us by the Restricted Companies, examination of our own files and records, appropriate examination of public records, files and certificates on file with the FCC and Applicable PUCs as of the date of this opinion, and as to the Restricted Companies' ownership and operations, review of documents, records and instruments, provided by the Restricted Companies and pertinent disclosures of appropriate representatives of the Companies. The following opinions are based upon and expressly limited to the Communications Act of 1934, as amended, the rules, regulations and published policies of the FCC (the "COMMUNICATIONS ACT"), and all laws administered by, and all rules, regulations and published policies of, each Applicable PUC (the "PUC LAWS") in effect on the date hereof. Subject to the limitations set forth herein, we have reviewed such materials and law as we have deemed necessary for purposes of this opinion.

         When, in this opinion, we use the phrase "of which we have knowledge" or "to the best of our knowledge," we have not made any independent investigation of the applicable facts, but have relied upon the representations made in the documents referred to in this opinion, in the certificates of the Restricted Companies and their respective officers or representatives and are not aware of any facts inconsistent therewith. Opinions expressed herein as being "to the best of our knowledge" or incorporating the phrase "of which we have knowledge" refer to present actual knowledge of the attorneys who are presently with this firm and who our records indicate have worked on matters for the Restricted Companies during the past two years.

         Based upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

1. No authorization of the FCC is required for the execution, delivery or performance by the Borrower of the Facility A Agreement or the Facility B Agreement, or for the legality, validity





                                        2               FACILITY A - EXHIBIT F-2
         or enforceability thereof against the Borrower. Similarly, no authorization of any Applicable PUC is required for the execution, delivery or performance by the Borrower of the Facility A Agreement or the Facility B Agreement, or for the legality, validity or enforceability thereof, except that such prior authorization is required by the Applicable PUCs listed on SCHEDULE III for authority to extend the maturity dates of Facility A and Facility B past June
         30, 2001, and to borrow under Facility B. The Borrower has filed applications with each Applicable PUC listed on SCHEDULE III sufficient to extend such maturity dates and to authorize Borrowings under Facility B.

2. Each Restricted Company holds all FCC Licenses required by the FCC and all other certificates or licenses required by any Applicable PUC for the construction and operation, in accordance with the Communications Act and the PUC Laws, of each of the network or telecommunications facilities owned or leased by the Restricted Companies (collectively, the "NETWORK FACILITIES"). All of the certificates and licenses are duly and validly held by the applicable Restricted Company, and all such certificates and licenses are in full force and effect without conditions, other than such conditions that are generally applicable to such FCC Licenses and other certificates and licenses.

3. The execution and delivery, and the performance and compliance with the terms and provisions by Borrower, of the Facility A Agreement and the Facility B Agreement: (a) will not result in a violation of the Communications Act or any PUC Laws: (b) will not cause any cancellation, termination, revocation, forfeiture, or material impairment of any FCC or PUC authorization, certificate, or license; and (c) will not require further notice to or the approval of the FCC or any Applicable PUC, except in the states where applications for authority are currently pending.

4. To the best of our knowledge based solely upon inquiry to the Restricted Companies and review of records in our possession and the publicly-available files and records of the FCC, the ownership and operation by the Restricted Companies of their Network Facilities and other business operations, are in compliance in all material respects with the Communications Act (including, without limitation, all FCC filing, reporting, prior approval and similar requirements).

5. To the best of our knowledge based solely upon inquiry to the Restricted Companies and review of records in our possession and the publicly-available files and records of the FCC and each Applicable
         PUC: (a) there is no outstanding decree or order that has been issued by the FCC or any Applicable PUC against any Restricted Company and no pending or threatened litigation, proceedings, notice of violation, order to show cause, complaint, inquiry, or investigation before the FCC or any Applicable PUC relating to any Restricted Company or relating to its Network Facilities or business operations that might result in cancellation, termination, revocation, forfeiture, or any material impairment of any of their FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or cause material disruption to, any Restricted Company or the ownership or operation of such Network Facilities or business operations; and (b) no action has been taken by the FCC or any Applicable PUC which might now, or after notice or lapse of time or both, result in a cancellation, termination, revocation, forfeiture, or any material impairment of any of their FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or material disruption to, any Restricted Company or the ownership or operation of their Network Facilities or business operations.

         With respect to the opinions expressed in the first two sentences of paragraph 2, we have relied upon representations made to us by the Restricted Companies, to the effect that they have provided us with copies of all FCC Licenses and PUC authorizations issued to the Restricted Companies and to the effect that they have delivered to us all other certificates or other licenses issued or granted by any Applicable





                                       3                FACILITY A - EXHIBIT F-2

PUC to the Restricted Companies, and the Restricted Companies do not conduct any intrastate operations in any state other than those listed in SCHEDULE IV hereto; provided that no facts have come to our attention that would lead us to reasonably conclude that reliance on such representations is unwarranted.

         The opinions expressed in this letter are subject in all respects to the following qualifications: (a) no opinion is rendered as to matters not specifically referred to herein or to events which have not yet occurred and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect thereto; and (b) except as expressly provided herein, all opinions expressed in this letter are limited solely to the effect on the Loan Papers of the rules and regulations of the FCC and Applicable PUCs, and we express no opinion as to the effect of any other federal or state statute or equitable doctrine or of the regulations of any other agencies or administrative body, or to the effect of any laws, rules or regulations imposed by any foreign nation (including, without limitation, the laws of Canada). We are admitted to the District of Columbia Bar and, with respect to any matters concerning the law of the [States of Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming]*, we draw your attention to the fact that the members of the firm involved in the preparation of this opinion letter are not admitted to the Bars of those States and are not experts in the laws of those jurisdictions, and that any such opinions concerning the laws of such States are based upon our reasonable familiarity with the common carrier telecommunications laws of such States as a result of our prior involvement in matters concerning such laws as they pertain to compliance with common carrier telecommunications regulatory requirements concerning the approvals and notices required for borrowing by common carriers of telecommunications services. This opinion is given as of the date hereof, and we assume no obligation to assess the likelihood of, or to update or supplement this opinion to reflect, any facts or circumstances that may hereafter occur or come to our attention, other than the denial by any Applicable PUC of any of the applications listed on SCHEDULE III attached hereto.

         At the request of our clients, this opinion letter is provided to the Facility A Administrative Agent, the Facility B Administrative Agent, the Agents, the Lenders, and Haynes and Boone, L.L.P., by us in our capacity as special communications regulatory counsel to the Restricted Companies and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Loan Papers without, in each instance, our prior written consent, except that it may be relied upon as of the date hereof by any successor or permitted assignee or participant of the Lenders as provided in the Loan Papers.

                                        Very truly yours,

                                        KELLEY DRYE & WARREN LLP


                                        By:
                                            ------------------------------------
                                            Brad E. Mutschelknaus
                                            Member of the Firm





                                       4                FACILITY A - EXHIBIT F-2

                                   SCHEDULE I
            TO OPINION OF SPECIAL COMMUNICATIONS COUNSEL TO BORROWER

                        LIST OF RESTRICTED SUBSIDIARIES





                                      5                 FACILITY A - EXHIBIT F-2

                                  SCHEDULE II
            TO OPINION OF SPECIAL COMMUNICATIONS COUNSEL TO BORROWER

                            LIST OF APPLICABLE PUC'S


Federal Communications Commission
Alabama Public Service Commission
Arizona Corporation Commission
Arkansas Public Service Commission
California Public Utilities Commission
Colorado Public Utilities Commission
Connecticut Department of Public Utility Control
Delaware Public Service Commission
Florida Public Service Commission
Georgia Public Service Commission
Idaho Public Utilities Commission
Illinois Commerce Commission
Indiana Utility Regulatory Commission
Iowa Utilities Board
Kansas State Corporation Commission
Kentucky Public Service Commission
Louisiana Public Service Commission
Maine Public Utilities Commission
Maryland Public Service Commission
Massachusetts Department of Public Utilities
Michigan Public Service Commission
Minnesota Public Utilities Commission
Mississippi Public Service Commission
Missouri Public Service Commission
Montana Public Service Commission
Nebraska Public Service Commission
Nevada Public Service Commission
New Hampshire Public Utilities Commission
New Jersey Board of Public Utilities
New Mexico State Corporation Commission
New York Public Service Commission
North Carolina Utilities Commission
North Dakota Public Service Commission
Ohio Public Utilities Commission
Oklahoma Corporation Commission
Oregon Public Utility Commission
Pennsylvania Public Utility Commission
Rhode Island Public Utilities Commission
South Carolina Public Service Commission





                                       6                FACILITY A - EXHIBIT F-2

South Dakota Public Utilities Commission
Tennessee Regulatory Authority
Texas Public Utility Commission
Utah Public Service Commission
Vermont Public Service Board
Virginia State Corporation Commission
Washington Utilities and Transportation Commission
West Virginia Public Service Commission
Wisconsin Public Service Commission
Wyoming Public Service Commission





                                       7                FACILITY A - EXHIBIT F-2

                                  SCHEDULE III
            TO OPINION OF SPECIAL COMMUNICATIONS COUNSEL TO BORROWER

                   APPLICABLE PUC'S REQUIRING PRIOR APPROVAL


Arkansas Public Service Commission
Delaware Public Service Commission
Georgia Public Service Commission
Indiana Utility Regulatory Commission
Kentucky Public Service Commission
Nebraska Public Service Commission
New York Public Service Commission
North Carolina Utilities Commission
Pennsylvania Public Utility Commission
Tennessee Regulatory Authority
West Virginia Public Service Commission





                                      8                 FACILITY A - EXHIBIT F-2

                                  SCHEDULE IV
            TO OPINION OF SPECIAL COMMUNICATIONS COUNSEL TO BORROWER

              STATES IN WHICH INTRASTATE OPERATIONS ARE CONDUCTED


Alabama                                    Nevada
Arizona                                    New Hampshire
Arkansas                                   New Jersey
California                                 New Mexico
Colorado                                   New York
Connecticut                                North Carolina
Delaware                                   North Dakota
Florida                                    Ohio
Georgia                                    Oklahoma
Idaho                                      Oregon
Illinois                                   Pennsylvania
Indiana                                    Rhode Island
Iowa                                       South Carolina
Kansas                                     South Dakota
Kentucky                                   Tennessee
Louisiana                                  Texas
Maine                                      Utah
Maryland                                   Virginia
Massachusetts                              Vermont
Michigan                                   Washington
Minnesota                                  West Virginia
Mississippi                                Wisconsin
Missouri                                   Wyoming
Montana
Nebraska





                                      9                 FACILITY A - EXHIBIT F-2

                                  EXHIBIT F-3

                  FORM OF OPINION OF SPECIAL NEW YORK COUNSEL
                                  [BRYAN CAVE]


                                  July 3, 1997


NationsBank of Texas, N.A.
         as Facility A Administrative Agent and
         Facility B Administrative Agent

Bank of America NT & SA,
Bank of Montreal,
The Bank of New York,
The Bank of Nova Scotia,
Bank of Tokyo-Mitsubishi Trust Company,
Barclays Bank PLC,
Canadian Imperial Bank of Commerce,
The Chase Manhattan Bank,
Citibank, N.A.,
Credit Lyonnais New York Branch,
First Union National Bank,
Fleet National Bank,
The Industrial Bank of Japan, Limited, Atlanta Agency,
Morgan Guaranty Trust Company of New York,
Royal Bank of Canada, and
Toronto Dominion (Texas), Inc.

Each of the Lenders named on SCHEDULES 2.1 to each of the Facility A Agreement and the Facility B Agreement referred to below

Ladies and Gentlemen:

                 We have acted as special New York counsel to WorldCom, Inc., a Georgia corporation (the "BORROWER"), in connection with the negotiation, preparation, and execution of the Facility A Revolving Credit Agreement (the "FACILITY A AGREEMENT") dated as of July 3, 1997, the Facility B Revolving Credit and Term Loan Agreement (the "FACILITY B AGREEMENT") dated as of July 3, 1997, and the related Loan Papers by and among the Borrower, the Lenders referred to on SCHEDULES 2.1 of each of the Facility A Agreement and the Facility B Agreement ("LENDERS"), NationsBank of Texas, N.A., as the "Administrative Agent" under the Facility A Agreement (the "FACILITY A ADMINISTRATIVE AGENT") and as the "Administrative Agent" under the Facility B Agreement (the "FACILITY B ADMINISTRATIVE AGENT"), and the following banks as "Agents" under each of the Facility A Agreement and the Facility B Agreement (collectively, "AGENTS"): Bank of America NT & SA, Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Citibank, N.A., Credit Lyonnais New York Branch, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Atlanta Agency, Morgan Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc.





                                                        FACILITY A - EXHIBIT F-3

                 This opinion is furnished to you pursuant to SECTIONS 5.1 of each of the Facility A Agreement and the Facility B Agreement and PARAGRAPHS 8 of SCHEDULES 5.1 each of the Facility A Agreement and the Facility B Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Facility A Agreement and the Facility B Agreement.

                 For purposes of the opinions expressed herein, we have examined the following documents:

                 (a)      A copy of the Facility A Agreement;

                 (b)      A copy of the Facility B Agreement;

                 (c) A copy of the form of the Notes issuable under Facility A or Facility B;

                 (d) A copy of a Secretary's Certificate for the Borrower dated as of the date hereof (the "SECRETARY'S CERTIFICATE"), including the following exhibits appended to each such Secretary's Certificate:

                 Exhibit A                 Second Amended and Restated Articles
                                           of Incorporation
                 Exhibit B                 Certificate of Existence
                 Exhibit C                 By-Laws
                 Exhibit D                 Authorizing Resolutions/Unanimous
                                           Written Consents

                 The documents described under Paragraphs (a) through (c) above are sometimes collectively referred to herein as the "TRANSACTION DOCUMENTS". We have not made any independent investigation or inquiries as to (i) the accuracy or completeness of any factual matters contained in the exhibits or schedules to any of the Transaction Documents, (ii) any other instruments or other documents delivered by the Borrower in connection with any of the Transaction Documents, or (iii) title to, or ownership of any property, real or personal, or the compliance or non- compliance of such properties with applicable laws, regulations, and codes.

                 In rendering this opinion, we have assumed the accuracy of, and we have relied as to matters of fact upon, the representations and warranties made by the Borrower in the Transaction Documents insofar as they relate to factual matters and upon factual representations as to certain matters contained in the Secretary's Certificate and other certificates signed by officers of the Borrower and certain of the other Restricted Companies. We have assumed, and we have relied upon, (i) the genuineness of all signatures on documents, instruments, and certificates reviewed by us, (ii) the accuracy and authenticity of all documents, instruments, and certificates reviewed by us,
(iii) the legal competence of all natural persons who are signatories thereto,
(iv) the conformity to authentic original documents of all documents, instruments, and certificates submitted to us as certified, conformed or photostatic copies, and (v) the due execution and delivery of all documents (other than the Transaction Documents) where due execution and delivery are a prerequisite to the effectiveness thereof. We have further assumed that each of the Facility A Agreement and the Facility B Agreement have been duly authorized, executed, and delivered by the Facility A Administrative Agent or the Facility B Administrative Agent (as the case may be), the Agents, and the Lenders and that the Facility A Administrative Agent or the Facility B Administrative Agent (as the case may be), the Agents and the Lenders have the requisite corporate power and authority to execute, deliver and perform each of the Facility A Agreement and the Facility B Agreement.

                 Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, limitations and qualifications set forth in this opinion, we are of the opinion that:





                                     2                  FACILITY A - EXHIBIT F-3

                 (1)              Each of the Transaction Documents constitute
                          the valid and legally binding obligation of the Borrower, enforceable against Borrower in accordance with its terms.

                 (2)              The execution, delivery, and performance by
                          the Borrower of each of the Transaction Documents to which it is a party will not violate any applicable Law of the State of New York, except for any such violations which could not reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Event.

                 (3)              The execution, delivery, and performance by
                          Borrower of the Transaction Documents do not require the consent or authorization of, or filing with any New York Governmental Authority.

                 (4)              No Restricted Company is an "investment
                          company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (5)              No Restricted Company is a "holding company"
                          or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 (6)              No Restricted Company is subject to
                          regulation under the Interstate Commerce Act, as amended.

                 (7)              The application of the proceeds of the
                          Borrowings under Facility A and Facility B by the Borrower in accordance with the terms of the Facility A Agreement and the Facility B Agreement will not violate Regulation U.

                 This opinion is subject to the additional exceptions, limitations and qualifications set forth below:

                 Enforceability of the Transactions Documents are subject to:

         (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

                 (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed.

                 (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally.

                 (c)      state fraudulent transfer and conveyance laws.

                 (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.





                                      3                 FACILITY A - EXHIBIT F-3

         (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                 (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made.

                 (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement.

                 (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement.

                 (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract.

                 (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement.

                 (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement.

                 (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

         (3)     the effect of generally applicable rules of law that:

                 (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness.

                 (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected.

                 (c) limit the availability of a remedy under certain circumstances where another remedy has been elected.

                 (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights.

                 (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                 (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange.

                 (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs.





                                  4                     FACILITY A - EXHIBIT F-3

                 (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or
                          (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

                 (i) limit the enforceability of any clause requiring additional interest or additional payments upon default.

                 (j) limit the enforceability of any clause authorizing the exercise of set-off rights absent prior notice and demand.

                 We express no opinion as to the enforceability of (i) any waiver of jury trial, or any waiver of any statutory or constitutional rights, or (ii) the choice of law provisions in any of the Transaction Documents in courts sitting in jurisdictions other than the State of New York. We express no opinion as to any titles, estates, or interests of the Borrower in and to any properties, real or personal, fee or leasehold. We express no opinion as to (x) the enforceability of any waiver of any statutory right and (y) the enforceability of the provisions found under clauses A, B, C, E, F and G of SECTIONS 11.10 of each of the Facility A Agreement and the Facility B Agreement. With respect to our opinions provided under numbered paragraphs 4, 5 and 6 above, we have assumed that the business of the Restricted Companies is limited to the provision of long distance telecommunications services through a digital fiber optic and digital microwave network, and that the Restricted Companies, individually and collectively, are engaged in no other line of business.

                 We express no opinion on any other matters pertaining to the transactions contemplated by or related to the Transaction Documents, except as hereinabove specifically provided, and no further or other opinion shall be implied. The opinion above is subject to each and every assumption, exception, qualification and limitation, factual or legal, set forth herein. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Facility A Administrative Agent, the Facility B Administrative Agent, the Agents, or any Lender of any change in any matters set forth herein or any matters upon which this opinion is based.

                 We are qualified to practice law in the State of New York, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of New York. The opinions above are subject to this limitation in all respects. We express no opinion as to any matters involving the Federal Communications Commission and state public utility commissions or analogous regulatory or governmental authorities or the laws, rules, or regulations relating to any regulatory matters affecting the companies, as we understand you will rely solely on special regulatory counsel to the Restricted Companies for such matters.

                 This opinion is addressed solely for your use in connection with the transactions contemplated by the Facility A Agreement and the Facility B Agreement, and no Person other than the Facility A Administrative Agent, the Facility B Administrative Agent, each Agent, each Lender, each assignee which hereafter becomes a Lender in accordance with the terms of either of the Facility A Agreement or the Facility B Agreement, and the law firm of Haynes and Boone, L.L.P., is entitled to rely hereon without our prior written consent.

                                        Very truly yours,



                                        BRYAN CAVE LLP





                                  5                     FACILITY A - EXHIBIT F-3